[GRAPHIC:  PHOTO OF BUILDINGS]               Nations
                                             Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations
                                             Government
                                             Securities Fund

                                             Nations
                                             U.S. Government
                                             Bond Fund

                                             Nations
                                             Intermediate
                                             Bond Fund

                                             Nations
                                             Investment Grade
                                             Bond Fund

                                             Nations
                                             Strategic
                                             Income Fund

                                             Nations
                                             High Yield
                                             Bond Fund

GOVERNMENT &
CORPORATE BOND FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2000


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           As we report on the past 12 months ending March 31, 2000, we need to remind ourselves of two major investment tenets -- diversification and investing for the long term. Keep these points in mind as we take a look back at the past year and where we are today.

                           THE YEAR IN REVIEW
                           For most of 1999, the threat of Y2K was on everyone's minds. Many companies in the U.S. and around the world went to great lengths to make sure that computer systems were compliant and ready to "squash" the Y2K bug. Fortunately, we entered the 21st century relatively unscathed. But in the months that led up to the year 2000 and in the first quarter of the new year, the markets have put on quite a show. We've seen an unusual level of volatility and it doesn't look like things are going to calm down any time soon.

                           While large-company stocks continued to perform well in 1999 and into 2000, markets began to broaden with small and mid-size company stocks staging turnarounds and actually outperforming large-company stocks. The Standard & Poor's 500 Composite Stock Price Index was up 17.94% for the 12 months ending March 31, 2000, while the S&P MidCap 400 Index and Russell 2000 Index were up 38.20% and 37.29%, respectively.* Value stocks also regained some ground during the period after several quarters of underperformance versus growth stocks.

                           International markets also showed new life in 1999 and into 2000, especially in Asia where it's been a long recovery since the Asian "malaise" began in 1997. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index gained 25.09% for the 12 months ending March 31, 2000, thanks in large part to the economic recovery in Japan.**

                           MARKET MAYHEM As of late, we have witnessed wild swings in the U.S. stock markets, setting new milestones for one-day gains and losses. It's a tumultuous time in the markets and now, more than ever, it's important to remember that one key to a successful investment strategy is diversification. Investing in a number of sectors allows you to take advantage of those sectors that are in favor today, and those that may be in favor tomorrow. And, as shown by how quickly the markets have rebounded from these dramatic highs and lows, you need to remember to stay focused on long-term goals. Investing takes discipline and a conviction to hold true to your long-term objectives. As we've said before, investors that took themselves out of the market based on short-term volatility and Y2K fears lost out on potential gains in their investments during that time and face possible tax implications and fees as a result of their withdrawal. It's true that over the long term, the market has trended upward. While there is no assurance that this trend will continue, the advantages of long-term investing are clear.

                           *The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity, and industry representation. It is unmanaged and unavailable for investment. The Russell 2000 Index is an unmanaged capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           **The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia, and the Far East. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           At Nations Funds, we firmly believe in the value of advice, especially in times of uncertainty. An investment professional can keep you abreast of current market conditions and work with you to determine the best strategy for surviving short-term volatility and successfully reaching your long-term goals.

                           WHAT'S NEW AT NATIONS FUNDS
                           In its continuing effort to provide world-class investment management, Bank of America reorganized a number of internal investment management units into Banc of America Capital Management, Inc. (BACAP). Focusing on both equity and fixed income funds, this Nations Funds Manager of Distinction(SM) is responsible for the portfolio management of more than 40 Nations Funds. This entity was developed to synergize research and investment capabilities into a premier investment management organization. And the media has taken notice. You may have seen BACAP investment professionals regularly featured on programs on CNBC and CNNfn. When the media looks to the industry for expert analysis, they are now turning regularly to the investment professionals of BACAP.

                           In addition to the changes at BACAP, we enhanced our investment management expertise with the addition of MacKay Shields LLC as our newest Manager of Distinction to manage Nations High Yield Bond Fund, which debuted in February. The Fund rounds out our line of fixed income fund offerings. On the equity side, we launched a new Fund for a new era -- Nations Marsico 21st Century Fund. This latest offering managed by Marsico Capital Management, LLC is positioned to invest in companies of any size that are changing the way the world does business.

                           Not only are new products important to us. Quality shareholder service continues to be of utmost importance. We were recognized by DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry -- with the 1999 Mutual Fund Service Award. This award was given to us in recognition of our commitment to provide shareholders with the highest level of client service in the mutual fund industry. We will strive to maintain this level of excellence throughout 2000 and beyond.

                           We are excited about our growth over the past year and the opportunities ahead of us. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /s/ Robert H. Gordon
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2000

TABLE OF CONTENTS

                                     NATIONS FUNDS SPECTRUM                                          2
                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations Short-Term Income Fund                                  5
                                     Nations Short-Intermediate Government Fund                      9
                                     Nations Government Securities Fund                             14
                                     Nations U.S. Government Bond Fund                              18
                                     Nations Intermediate Bond Fund                                 22
                                     Nations Investment Grade Bond Fund                             26
                                     Nations Strategic Income Fund                                  30
                                     Nations High Yield Bond Fund                                   35
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       39
                                     Statements of operations                                       58
                                     Statements of changes in net assets                            60
                                     Schedules of capital stock activity                            63
                                     Financial highlights                                           72
                                     Notes to financial statements                                  88
                                     Statement of net assets -- Nations Master Investment Trust
                                       Nations Intermediate Bond Master Portfolio                   99
                                       Nations High Yield Bond Master Portfolio                    102
                                     Statement of operations                                       106
                                     Statement of changes in net assets                            107
                                     Supplementary data                                            107
                                     Notes to financial statements                                 108

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS                          [DALBAR SERVICE AWARD LOGO]
                                RECOGNIZED FOR
                                OUTSTANDING                            DALBAR, Inc., is a well-respected
                                CUSTOMER SERVICE                       research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE SHAREHOLDERS WITH THE          financial services industry.
                                HIGHEST LEVEL OF CUSTOMER SERVICE
                                IN THE MUTUAL FUND INDUSTRY,
                                NATIONS FUNDS RECEIVED THE DALBAR
                                MUTUAL FUND SERVICE AWARD IN 1999.
                            ------------------------------------------------------------------------------

THE NATIONS FUNDS FAMILY OF FUNDS
As of March 31, 2000


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Investment Grade Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


DOMESTIC EQUITY FUNDS
GROWTH FUNDS
Nations Small Company Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL FUNDS
Nations Emerging Markets Fund
Nations International Growth Fund
Nations International Equity Fund
Nations International Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations LargeCap Index Fund
     Nations Managed Index Fund
     Nations SmallCap Index Fund
     Nations Managed SmallCap Value Index Fund
     Nations Managed Value Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           Both the U.S. economy and stock market scored impressive performances in the year ended March 31, 2000. Our economy launched an unprecedented tenth year of expansion, marking the longest upswing in American history. And the stock market's continued climb reflected favorable short-term fundamentals and a long-term revolution in technology and communications.

                           In the year ended March 31, the Standard & Poor's 500 Composite Stock Price Index advanced by 17.94%. While investors turned in March to some of those economic sectors largely overlooked in the rush to technology, the Nasdaq Composite Index still sparkled with an 86% advance for the past 12 months. A renewed interest in smaller-capitalization stocks also drove the Russell 2000 Index 37% higher as of March 31.**

                           During the past year, U.S. real GDP (gross domestic product) expanded an estimated 5%, while inflation remained subdued. Despite a near tripling in oil costs, consumer prices increased by only 2.4%. Two primary forces deserve credit for this nearly flawless performance. First, U.S. economic policies have spawned an environment conducive to non-inflationary growth. These policies include deficit reduction, monetary discipline, deregulation and free foreign trade. Second, a once-in-a-century wave of innovation has sparked large gains in productivity through advances in the internet, computers and information sharing. These advances in output per hour have restrained inflation and helped companies achieve double-digit profit gains.

                           Economic and stock market advances have continued despite five interest rate hikes enacted by the Federal Reserve Board (the Fed) over the past year. Three of those increases simply reversed the easings triggered by Russia's crisis in 1998. The last two advances in the Federal Funds rate have restored the monetary target to the 6.0% level of 1995. The Fed is attempting to achieve a tempered and sustainable economic growth rate consistent with an ongoing low rate of inflation.

                           The long-term bond market appears confident that the Fed will succeed. The yield on 30-year U.S. Treasury bonds slid below 6.0% by the end of March 2000, reflecting in part the conviction that economic growth will ultimately moderate and that inflation will stay in check. In addition, the Treasury's decision to buy back

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           The Russell 2000 Index is an unmanaged,
                           capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           $30 billion in government debt because of the emergence of sizable federal budget surpluses has been a major force pushing long-term Treasury bond yields lower.

                           The past 12 months have also witnessed the emergence of a global recovery. Much of Asia has rebounded smartly from the scourge of devaluations that began in 1997. Japan's economy has continued to struggle but appears to be on a modest upward track. The new "Eurozone" has moved forward, although growth has been moderate. Even Russia has begun to emerge from the turmoil of 1998. Finally, while parts of Latin America -- such as Venezuela and Argentina -- continue to struggle, Brazil appears to have turned the corner and Mexico has prospered.

                           The major non-event of the year turned out to be the "Y2K" date change. Although computer failures could have wreaked havoc on financial markets and the global economy, extensive investment and preparation by the technology-dependent countries allowed markets to celebrate the new year with barely a hiccup.

                           THE YEAR AHEAD
                           Look for the U.S. economy to continue its expansion during the coming year, with no recession looming on the horizon. We forecast growth to moderate, however, to 3.5% or less over the course of the next 12 months. This pace will be more consistent with a long-term sustainable trend.

                           Inflation should remain constrained. Although low unemployment may cause additional upward pressure on wages and benefits, productivity gains should offset much of that increase. Meanwhile, a step-up in production by oil producing countries should cause energy prices to subside from the peaks reached in early 2000.

                           We also anticipate one or two more interest rate hikes from the Fed as monetary authorities attempt to rein in growth and ensure that the economy does not overheat. Long-term interest rates have already largely incorporated expectations of such additional tightening.

                           The stock market has displayed extreme volatility recently, and large swings are likely to continue. Strong profit growth and moderate interest rates should support a further rise in overall stock prices during the coming year. However, general gains of more than 10% should be more difficult to achieve, especially as the surge in the technology sector has tended to overstate some of the general strength in the market.

                           While the long-term fundamentals underpinning the technology sector remain compelling, a reallocation in portfolios generally has begun. Investors have started to switch from internet, communications, and biotechnology stocks with very high valuations to other market segments with much lower price-to-earnings ratios***. We think this rebalancing of the market is healthy, especially as it involves some broadening in its strength to encompass the financial, consumer noncyclical and industrial sectors of the market. Also, look for investors to continue to discern between internet and other new firms that are likely to be long-term survivors and those that have set up shop with only a concept and a promise.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2000

                           ***The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power.

NATIONS SHORT-TERM
INCOME FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe returns and consistency of returns are enhanced
Income Management Team at Banc of        through a disciplined risk management process that seeks to
America Capital Management, Inc.,        control interest rate risk and emphasizes a quantitative
investment sub-adviser to the            approach to sector allocation, sector rotation and relative
Fund.                                    value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks high current income       duration -- or interest-rate sensitivity -- to an
consistent with minimal                  appropriate benchmark, the higher yield should enhance the
fluctuations of principal.               return of the portfolio. At the same time, we believe the
PERFORMANCE REVIEW                       neutral duration of the portfolio compared to the benchmark
For the 12-month period ended            will lessen unnecessary portfolio performance volatility.
March 31, 2000, Nations Short-Term       The goal of Nations Short-Term Income Fund is to outperform
Income Fund Investor A Shares            the Merrill Lynch 1-3 Year Treasury Index.***
provided shareholders with a total       Our strategy is focused on adding yield to the portfolio by
return of 2.76%.**                       over-weighting shorter duration corporate securities and
                                         under-weighting U.S. Treasury and agency securities. The
                                         security selection process is based on seeking relative
                                         value and uses both quantitative and fundamental credit
                                         analyses.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic
                                         increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most
                                         longer-maturity securities higher, although long-term U.S.
                                         Treasury yields did decline late in the period on news of
                                         the government's debt reduction program.
                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their yield advantages were enough to
                                         offset the decline in their prices relative to U.S. Treasury securities.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           ***The Merrill Lynch 1-3 year Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of one to three years. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM
INCOME FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing
                                         its risk relative to the benchmark. While this may cause
                                         some interim performance volatility, we believe the strategy will produce top quartile returns over a three to five year period.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE, AND WHAT DECISIONS HELD BACK PERFORMANCE?+
                                         The Fund's strategic overweighting of "spread
                                         sectors" -- those sectors with yield advantages or "spreads"
                                         over Treasuries -- helped performance. However, our
                                         consistent overweighting of the spread sectors and lack of
                                         U.S. Treasury exposure made it difficult to take advantage of short-term investment opportunities in the agency,
                                         corporate and asset-backed markets. When we overweight
                                         spread product, we typically do this at the expense of
                                         owning U.S. Treasuries. In many cases, the portfolio will
                                         only have 5% to 10% of its assets in U.S. Treasury
                                         securities. When spreads widen, we may not have the room to add more exposure to corporate bonds, mortgage-backed
                                         securities or asset-backed securities if the Fund doesn't
                                         have any U.S. Treasuries to sell against them. One thing we do to counter this is to extend duration in spread product.
                                         If we think spreads are going to tighten, we often will sell shorter duration securities and buy longer duration
                                         securities.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will raise interest rates to slow the U.S. economy at least one more time. While there is a
                                         risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government sponsored
                                         agencies may lose their implied government guarantees.
                                         HOW IS THE FUND POSITIONED IN THIS ENVIRONMENT?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration-neutral to the
                                         Fund's benchmark, we do not have to rely on historically
                                         inaccurate economic forecasting techniques to position the portfolio.
                                         Spreads between the yields of U.S. Treasuries and the yields of corporate, mortgage-backed and asset-backed securities
                                         have widened to levels that we have not seen since the
                                         recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will
                                         continue to add incremental exposure to the corporate,
                                         mortgage-backed and asset-backed securities markets as
                                         spreads widen further. Once the markets stabilize, spreads should revert to more reasonable levels and we are
                                         optimistic that the Fund's investments in these sectors
                                         should fulfill their potential to enhance the returns of the portfolio.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS SHORT-TERM
INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Other                                                                             3.5%
Corporate bonds and notes                                                        54.3%
U.S. Treasury obligations                                                         5.3%
Mortgage-backed securities                                                       15.3%
Asset-backed securities                                                          21.6%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  EQCC Home Equity Loan Trust, Series
                                                                                 1998-1, Class A4F, 6.459% 03/15/21      2.7%
                                                                            -------------------------------------------------
                                                                              2  GE Capital Mortgage Services, Inc.,
                                                                                 Series 1997-HE4, Class A3, 6.590%
                                                                                 12/25/12                                2.5%
                                                                            -------------------------------------------------
                                                                              3  Premier Auto Trust, Series 1997-2,
                                                                                 Class A-5, 6.320% 03/06/02              2.5%
                                                                            -------------------------------------------------
                                                                              4  ERAC USA Finance Company, 7.500%
                                                                                 06/15/03                                2.4%
                                                                            -------------------------------------------------
                                                                              5  Metris Master Trust, Series 1997-1,
                                                                                 Class B, 7.110%, 10/20/05               2.1%
                                                                            -------------------------------------------------
                                                                              6  Columbia Gas System, Series A, 6.390%
                                                                                 11/28/00                                2.0%
                                                                            -------------------------------------------------
                                                                              7  Sears Roebuck Acceptance Corporation,
                                                                                 6.860% 10/02/01                         2.0%
                                                                            -------------------------------------------------
                                                                              8  Paramount Communications, Sr. Notes,
                                                                                 7.500% 01/15/02                         1.9%
                                                                            -------------------------------------------------
                                                                              9  BankBoston RV Trust, Series 1997-1,
                                                                                 Class A-7, 6.480% 07/15/08              1.9%
                                                                            -------------------------------------------------
                                                                             10  J. Seagram & Sons, Inc., 6.250%
                                                                                 12/15/01                                1.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM
INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                               NATIONS SHORT-TERM INCOME FUND    MERRILL LYNCH 1-3 YEAR TREASURY
                                                                          $14,228                         INDEX $14,737
                                                               -----------------------------     -------------------------------
Oct. 2 1992                                                                9900.00                           10000.00
1992                                                                       9815.00                           10018.00
                                                                          10124.00                           10239.00
                                                                          10295.00                           10350.00
                                                                          10480.00                           10498.00
1993                                                                      10536.00                           10560.00
                                                                          10431.00                           10507.00
                                                                          10389.00                           10516.00
                                                                          10488.00                           10620.00
1994                                                                      10484.00                           10620.00
                                                                          10817.00                           10976.00
                                                                          11192.00                           11329.00
                                                                          11361.00                           11499.00
1995                                                                      11648.00                           11789.00
                                                                          11673.00                           11827.00
                                                                          11783.00                           11947.00
                                                                          11968.00                           12144.00
1996                                                                      12192.00                           12375.00
                                                                          12262.00                           12456.00
                                                                          12497.00                           12730.00
                                                                          12725.00                           12980.00
1997                                                                      12902.00                           13198.00
                                                                          13080.00                           13392.00
                                                                          13288.00                           13597.00
                                                                          13608.00                           14016.00
1998                                                                      13686.00                           14122.00
                                                                          13846.00                           14207.00
                                                                          13878.00                           14288.00
                                                                          14014.00                           14468.00
1999                                                                      14097.00                           14555.00
Mar. 31 2000                                                              14228.00                           14737.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                               NATIONS SHORT-TERM INCOME FUND    MERRILL LYNCH 1-3 YEAR TREASURY
                                                                          $14,371                         INDEX $14,737
                                                               -----------------------------     -------------------------------
Oct. 2 1992                                                               10000.00                           10000.00
1992                                                                       9914.00                           10018.00
                                                                          10226.00                           10239.00
                                                                          10399.00                           10350.00
                                                                          10586.00                           10498.00
1993                                                                      10642.00                           10560.00
                                                                          10536.00                           10507.00
                                                                          10494.00                           10516.00
                                                                          10594.00                           10620.00
1994                                                                      10590.00                           10620.00
                                                                          10926.00                           10976.00
                                                                          11305.00                           11329.00
                                                                          11476.00                           11499.00
1995                                                                      11764.00                           11789.00
                                                                          11791.00                           11827.00
                                                                          11902.00                           11947.00
                                                                          12089.00                           12144.00
1996                                                                      12315.00                           12375.00
                                                                          12386.00                           12456.00
                                                                          12623.00                           12730.00
                                                                          12354.00                           12980.00
1997                                                                      13032.00                           13198.00
                                                                          13212.00                           13392.00
                                                                          13422.00                           13597.00
                                                                          13746.00                           14016.00
1998                                                                      13824.00                           14122.00
                                                                          13986.00                           14207.00
                                                                          14018.00                           14288.00
                                                                          14156.00                           14468.00
1999                                                                      14239.00                           14555.00
Mar. 31 2000                                                              14371.00                           14737.00


                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/00)        4.96%     4.82%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Short-Term Income Fund from the
                                                inception of the share class.
                                                Figures for the Merrill Lynch
                                                1-3 Year Treasury Index, an
                                                unmanaged index comprised of
                                                U.S. Treasury securities with
                                                maturities of 1-3 years, include
                                                reinvestment of dividends. It is
                                                unavailable for investment. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

                                                [CHART LEGEND]





   TOTAL RETURN (AS OF 3/31/00)

                                                       INVESTOR A                  INVESTOR B                 INVESTOR C
                                  PRIMARY A        NAV**         MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date                    9/30/92                10/2/92                     6/7/93                     10/2/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 3.00%           2.76%         1.72%        2.40%        -2.45%         1.97%         1.00%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            5.30%           5.08%         4.72%        4.85%         3.95%         4.69%         4.69%
5 YEARS                            5.85%           5.63%         5.42%        5.43%         5.11%         5.33%         5.33%
SINCE INCEPTION                    5.20%           4.96%         4.82%        4.83%         4.83%         4.68%         4.68%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR
                                         THE 12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR
                                         THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe returns and consistency of returns are enhanced
Income Management Team of Banc of        through a disciplined risk management process that seeks to
America Capital Management, Inc.,        control interest rate risk and emphasizes a quantitative
investment sub-adviser to the            approach to sector allocation, sector rotation and relative
Fund.                                    value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks high current income       duration -- or interest-rate sensitivity -- to an
consistent with modest fluctuation       appropriate benchmark, the higher yield of the portfolio
of principal.                            should enhance the return of the portfolio. At the same
PERFORMANCE REVIEW                       time, we believe the neutral duration of the portfolio
For the 12-month period ended            compared to the benchmark will lessen unnecessary portfolio
March 31, 2000, Nations                  performance volatility.
Short-Intermediate Government Fund       The goal of Nations Short-Intermediate Government Fund is to
Investor A Shares provided               outperform the Lehman Intermediate Government Bond Index.
shareholders with a total return         The Index is comprised of all U.S. Treasury and agency
of 1.43%.**                              issues with maturities from one to 10 years. It has an
                                         average duration of 3.5 years.
                                         Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed
                                         securities and under-weighting U.S. Treasury securities. The security selection process is based on seeking relative
                                         value and it uses both quantitative and fundamental analyses of the mortgage market.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic
                                         increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most
                                         longer-maturity securities higher, although long-term U.S.
                                         Treasury yields did decline late in the period on news of
                                         the government's debt reduction program.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their yield advantages were enough to
                                         offset the decline in their prices relative to U.S. Treasury securities.
                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing
                                         its risk relative to the benchmark. While this may cause
                                         some interim performance volatility, we believe the strategy will produce top quartile returns over a three-to-five year period.

                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE, AND WHAT DECISIONS HINDERED PERFORMANCE?***
                                         Performance for the Fund was mixed for the past 12 months.
                                         While agency mortgage-backed securities outperformed U.S.
                                         Treasury securities for the period, agency debentures
                                         dramatically underperformed U.S. Treasury securities. Agency debentures underperformed because of a Senate proposal that would limit the amount of agency debt that banks can
                                         purchase and eliminate the agencies' implicit government
                                         guarantee. The Fund's exposure to the agency debenture
                                         market reduced the return of the portfolio.
                                         The Fund's performance was helped by its exposure to agency mortgage-backed securities. While it appears that these two sectors should be affected equally by the proposal,
                                         mortgage-backed securities are collateralized by home loans and are therefore less likely to rely on any agency
                                         guarantees. This effectively increases the credit rating of these securities relative to unsecured agency debentures.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will raise interest rates to slow the U.S. economy at least one more time. While there is a
                                         risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government sponsored
                                         agencies may lose their implied government guarantees.

                                         HOW IS THE FUND POSITIONED FOR THIS ENVIRONMENT?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration neutral to the
                                         Fund's benchmark, we do not have to rely on historically
                                         inaccurate economic forecasting techniques to position the portfolio.

                           ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         The spreads between the yields of U.S. Treasuries and those of corporate, mortgage-backed and asset-backed securities
                                         have widened to levels that we have not seen since the
                                         recession of 1991. While we anticipate spreads will be under pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen.
                                         Once the markets stabilize, spreads should revert to more
                                         reasonable levels and we are optimistic that the Fund's
                                         exposure to mortgage-backed securities should enhance the
                                         returns of the portfolio.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Mortgage-backed securities                                                       64.1%
Other                                                                             3.7%
U.S. Treasury obligations                                                          20%
U.S. government and agency obligations                                             12%
Short-term investments                                                            0.2%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 08/15/04   12.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.500% 09/01/29    7.9%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.250% 10/15/02                         7.1%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Bank (FHLB)
                                                                                 Certificates, 5.125% 04/17/01           6.8%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.125% 02/13/04    5.1%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.750% 04/15/03    4.4%
                                                                            -------------------------------------------------
                                                                              7  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 07/15/29                         3.5%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 03/01/28    3.0%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 7.000% 07/01/29                         2.7%
                                                                            -------------------------------------------------
                                                                             10  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 06/20/29                         2.5%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (8/5/91 through
                                                                                     3/31/00)        5.70%     5.31%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Short-Intermediate Government
                                                Fund from the inception of the
                                                share class. Figures for the
                                                Lehman Intermediate Government
                                                Bond Index, an unmanaged index
                                                comprised of U.S. government
                                                agency and U.S. Treasury
                                                securities, include reinvestment
                                                of dividends. It is unavailable
                                                for investment. The performance
                                                of Primary A, Primary B,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                  GOVERNMENT FUND $15,630               BOND INDEX $17,545
                                                                 --------------------------       ------------------------------
Aug. 5 1991                                                                9675.00                           10000.00
                                                                          10088.00                           10363.00
1991                                                                      10569.00                           10862.00
                                                                          10412.00                           10748.00
                                                                          10874.00                           11165.00
                                                                          11255.00                           11655.00
1992                                                                      11171.00                           11616.00
                                                                          11594.00                           12051.00
                                                                          11771.00                           12287.00
                                                                          12031.00                           12546.00
1993                                                                      12047.00                           12565.00
                                                                          11832.00                           12332.00
                                                                          11712.00                           12263.00
                                                                          11766.00                           12358.00
1994                                                                      11735.00                           12345.00
                                                                          12177.00                           12859.00
                                                                          12629.00                           13459.00
                                                                          12806.00                           13668.00
1995                                                                      13168.00                           14125.00
                                                                          13047.00                           14028.00
                                                                          13059.00                           14122.00
                                                                          13278.00                           14365.00
1996                                                                      13561.00                           14697.00
                                                                          13541.00                           14694.00
                                                                          13896.00                           15104.00
                                                                          14218.00                           15491.00
1997                                                                      14517.00                           15833.00
                                                                          14710.00                           16072.00
                                                                          14948.00                           16370.00
                                                                          15401.00                           17134.00
1998                                                                      15444.00                           17177.00
                                                                          15410.00                           17131.00
                                                                          15299.00                           17098.00
                                                                          15423.00                           17271.00
1999                                                                      15478.00                           17264.00
Mar. 31 2000                                                              15630.00                           17545.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                  GOVERNMENT FUND $16,156               BOND INDEX $17,545
                                                                 --------------------------       ------------------------------
Aug. 5 1991                                                               10000.00                           10000.00
                                                                          10427.00                           10363.00
1991                                                                      10924.00                           10862.00
                                                                          10762.00                           10748.00
                                                                          11239.00                           11165.00
                                                                          11633.00                           11655.00
1992                                                                      11547.00                           11616.00
                                                                          11983.00                           12051.00
                                                                          12167.00                           12287.00
                                                                          12435.00                           12546.00
1993                                                                      12452.00                           12565.00
                                                                          12230.00                           12332.00
                                                                          12105.00                           12263.00
                                                                          12161.00                           12358.00
1994                                                                      12129.00                           12345.00
                                                                          12587.00                           12859.00
                                                                          13053.00                           13459.00
                                                                          13236.00                           13668.00
1995                                                                      13611.00                           14125.00
                                                                          13486.00                           14028.00
                                                                          13498.00                           14122.00
                                                                          13724.00                           14365.00
1996                                                                      14017.00                           14697.00
                                                                          13996.00                           14694.00
                                                                          14362.00                           15104.00
                                                                          14696.00                           15491.00
1997                                                                      15004.00                           15833.00
                                                                          15204.00                           16072.00
                                                                          15450.00                           16370.00
                                                                          15918.00                           17134.00
1998                                                                      15963.00                           17177.00
                                                                          15928.00                           17131.00
                                                                          15813.00                           17098.00
                                                                          15941.00                           17271.00
1999                                                                      15999.00                           17264.00
Mar. 31 2000                                                              16156.00                           17545.00

   TOTAL RETURN (AS OF 3/31/00)

                                                           INVESTOR A           INVESTOR B            INVESTOR C
                               PRIMARY A   PRIMARY B   NAV**        MOP*    NAV**       CDSC***   NAV**       CDSC***
Inception date                  8/1/91     6/28/96           8/5/91               6/7/93                6/17/92
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               1.63%       1.23%      1.43%      -1.92%    0.70%      -2.18%     0.74%      -0.22%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                          5.11%       4.72%      4.90%       3.78%    4.26%       3.96%     4.28%       4.28%
5 YEARS                          5.33%          --      5.12%       4.45%    4.56%       4.56%     4.62%       4.62%
SINCE INCEPTION                  5.87%       4.73%      5.70%       5.31%    3.88%       3.88%     4.35%       4.35%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS GOVERNMENT
SECURITIES FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND THEIR OUTLOOK FOR
                                         THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe returns and consistency of returns are enhanced
Income Management Team of Banc of        through a disciplined risk management process that seeks to
America Capital Management, Inc.,        control interest rate risk and emphasizes a quantitative
investment sub-adviser to the            approach to sector allocation, sector rotation and relative
Fund.                                    value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks high current income       duration -- or interest-rate sensitivity -- to an
consistent with moderate                 appropriate benchmark, the higher yield should enhance the
fluctuation of principal.                return of the portfolio. At the same time, we believe the
PERFORMANCE REVIEW                       neutral duration of the portfolio compared to the benchmark
For the 12-month period ended            will lessen unnecessary portfolio performance volatility.
March 31, 2000, Nations Government       The goal of Nations Government Securities Fund is to
Securities Fund Investor A Shares        outperform the Lehman Government Bond Index.*** The Index is
provided shareholders with a total       comprised of all U.S. Treasury and agency issues with
return of 0.80%.**                       maturities longer than one year and it has an average
                                         duration of 5.35 years.
                                         Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed
                                         securities and under-weighting U.S. Treasury and agency
                                         securities. The security selection process is relative value oriented and is based upon both quantitative and fundamental analyses of the mortgage market.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic
                                         increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most
                                         longer-maturity securities higher, although long-term
                                         Treasury yields did decline late in the period on news of
                                         the government's debt reduction program.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           ***The Lehman Government Bond Index is unmanaged and represents the return of government bonds with an average maturity of approximately nine years. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT
SECURITIES FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their yield advantages were enough to
                                         offset the decline in their prices relative to U.S. Treasury securities.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing
                                         its risk relative to the benchmark. While this may cause
                                         some interim performance volatility, we believe the strategy will produce top-quartile returns over a three-to-five year period.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE AND DID ANY DECISIONS HOLD BACK PERFORMANCE?+
                                         The Fund's strategic overweighting of the spread
                                         sectors -- or sectors with higher yields than U.S. Treasury securities -- managed to overcome the marginal spread
                                         widening that occurred over the period. However, the
                                         consistent overweighting of spread product and lack of U.S.
                                         Treasury exposure made it difficult to take advantage of
                                         short-term trading opportunities in the agency and
                                         commercial mortgage markets.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will raise interest rates to slow the U.S. economy at least one more time. While there is a
                                         risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product) growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored
                                         agencies may lose their implied government guarantees.
                                         HOW IS THE FUND POSITIONED IN THIS ENVIRONMENT?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration neutral to the
                                         Fund's benchmark, we do not have to rely on historically
                                         inaccurate economic forecasting techniques to position the portfolio.
                                         Spreads between the yields on U.S. Treasuries and the yields on corporate, mortgage-backed and asset-backed securities
                                         have widened to levels that we have not seen since the
                                         recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will
                                         continue to add incremental exposure to these markets as
                                         spreads widen. Once the markets stabilize, spreads should
                                         revert to more reasonable levels and we are optimistic the
                                         Fund's exposure to mortgage-backed securities should enhance the returns of the portfolio.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS GOVERNMENT
SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Asset-backed securities                                                           0.7%
U.S. Treasury obligations                                                        20.1%
Other                                                                             1.9%
Mortgage-backed securities                                                       77.3%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 05/15/29                         8.4%
                                                                            -------------------------------------------------
                                                                              2  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 8.000% 11/15/29                         5.2%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 09/15/25                         5.1%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.000% 10/01/29    3.4%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.565% 07/01/16    3.3%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 06/01/29    3.2%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.625% 05/14/04    2.7%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 03/01/29    2.4%
                                                                            -------------------------------------------------
                                                                              9  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 01/15/29                         2.3%
                                                                            -------------------------------------------------
                                                                             10  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.000% 07/15/29                         2.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GOVERNMENT
SECURITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT


[INVESTOR A SHARES AT MOP* RETURN CHART]

                                          SALOMON BROTHERS     LEHMAN INTERMEDIATE     NATIONS GOVERNMENT
                                           MORTGAGE INDEX         TREASURY INDEX        SECURITIES FUND       LEHMAN GOVERNMENT
                                              $18,932                $18,058                $15,545           BOND INDEX $19,830
                                          ----------------     -------------------     ------------------     ------------------
Apr. 17 1991                                  10000.00               10000.00                9525.00               10000.00
                                              10202.00               10167.00                9624.00               10135.00
                                              10767.00               10651.00               10121.00               10713.00
1991                                          11243.00               11170.00               10619.00               11287.00
                                              11184.00               11047.00               10429.00               11484.00
                                              11634.00               11477.00               10837.00               11939.00
                                              11977.00               11988.00               11186.00               12529.00
1992                                          12071.00               11944.00               11159.00               12534.00
                                              12425.00               12394.00               11491.00               13101.00
                                              12688.00               12640.00               11728.00               13479.00
                                              12803.00               12908.00               12002.00               13917.00
1993                                          12919.00               12927.00               12009.00               13870.00
                                              12647.00               12685.00               11644.00               13452.00
                                              12579.00               12616.00               11440.00               13299.00
                                              12680.00               12711.00               11375.00               13355.00
1994                                          12735.00               12697.00               11372.00               13402.00
                                              13408.00               13222.00               11930.00               14033.00
                                              14102.00               13842.00               12475.00               14903.00
                                              14387.00               14052.00               12682.00               15167.00
1995                                          14872.00               14527.00               13077.00               15860.00
                                              14817.00               14424.00               12807.00               15501.00
                                              14918.00               14518.00               12786.00               15576.00
                                              15233.00               14768.00               12992.00               15837.00
1996                                          15673.00               15107.00               13373.00               16300.00
                                              15692.00               15097.00               13167.00               16168.00
                                              16263.00               15515.00               13628.00               16729.00
                                              16731.00               15914.00               13975.00               17289.00
1997                                          17124.00               16268.00               14482.00               17863.00
                                              17404.00               16514.00               14666.00               18133.00
                                              17701.00               16818.00               15044.00               18612.00
                                              18165.00               17634.00               15694.00               19641.00
1998                                          18319.00               17671.00               15664.00               19625.00
                                              18504.00               17605.00               15421.00               19345.00
                                              18428.00               17574.00               15196.00               19180.00
                                              18604.00               17762.00               15292.00               19307.00
1999                                          18656.00               17742.00               15149.00               19187.00
Mar. 31 2000                                  18932.00               18058.00               15545.00               19830.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                         NATIONS GOVERNMENT    LEHMAN INTERMEDIATE      SALOMON BROTHERS
                                          SECURITIES FUNDS        TREASURY INDEX         MORTGAGE INDEX       LEHMAN GOVERNMENT
                                              $16,320                $18,058                $18,932           BOND INDEX $19,830
                                         ------------------    -------------------      ----------------      ------------------
Apr. 17 1991                                  10000.00               10000.00               10000.00               10000.00
                                              10104.00               10167.00               10202.00               10135.00
                                              10625.00               10651.00               10767.00               10713.00
1991                                          11148.00               11170.00               11243.00               11287.00
                                              10949.00               11047.00               11184.00               11484.00
                                              11378.00               11477.00               11634.00               11939.00
                                              11744.00               11988.00               11977.00               12529.00
1992                                          11716.00               11944.00               12071.00               12534.00
                                              12064.00               12394.00               12425.00               13101.00
                                              12312.00               12640.00               12688.00               13479.00
                                              12601.00               12908.00               12803.00               13917.00
1993                                          12608.00               12927.00               12919.00               13870.00
                                              12225.00               12685.00               12647.00               13452.00
                                              12011.00               12616.00               12579.00               13299.00
                                              11942.00               12711.00               12680.00               13355.00
1994                                          11939.00               12697.00               12735.00               13402.00
                                              12525.00               13222.00               13408.00               14033.00
                                              13097.00               13842.00               14102.00               14903.00
                                              13315.00               14052.00               14387.00               15167.00
1995                                          13729.00               14527.00               14872.00               15860.00
                                              13448.00               14424.00               14817.00               15501.00
                                              13423.00               14518.00               14918.00               15576.00
                                              13639.00               14768.00               15233.00               15837.00
1996                                          14040.00               15107.00               15673.00               16300.00
                                              13824.00               15097.00               15692.00               16168.00
                                              14308.00               15515.00               16263.00               16729.00
                                              14671.00               15914.00               16731.00               17289.00
1997                                          15204.00               16268.00               17124.00               17863.00
                                              15397.00               16514.00               17404.00               18133.00
                                              15794.00               16818.00               17701.00               18612.00
                                              16477.00               17634.00               18165.00               19641.00
1998                                          16445.00               17671.00               18319.00               19625.00
                                              16190.00               17605.00               18504.00               19345.00
                                              15954.00               17574.00               18428.00               19180.00
                                              16054.00               17762.00               18604.00               19307.00
1999                                          15905.00               17742.00               18656.00               19187.00
Mar. 31 2000                                  16320.00               18058.00               18932.00               19830.00

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (4/17/91
                                                                                     through
                                                                                     3/31/00)        5.62%     5.05%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Government Securities Fund from
                                                the inception of the share
                                                class. Figures for the Lehman
                                                Intermediate Treasury Index
                                                track the market value of U.S.
                                                Treasury securities with
                                                maturities of 3 to 10 years. The
                                                Salomon Brothers Mortgage Index
                                                is comprised of 30-year and
                                                15-year GNMA, FNMA and FHLMC
                                                securities and FNMA and FHLMC
                                                balloon mortgages. Figures for
                                                the Lehman Government Bond Index
                                                represent the return of
                                                government bonds with an average
                                                maturity of approximately nine
                                                years and include reinvestment
                                                of dividends. All of the Indices
                                                are unmanaged and unavailable
                                                for investment. The performance
                                                of Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

                                                [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/00)

                                                      INVESTOR A                  INVESTOR B                 INVESTOR C
                                 PRIMARY A        NAV**         MOP*         NAV**        CDSC***       NAV**     CDSC***
Inception date                   4/11/91                4/17/91                     6/7/93                     7/6/92
---------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                1.12%           0.80%        -3.97%        0.22%        -3.59%        -0.22%       -1.17%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                           5.97%           5.69%         3.98%        5.09%        4.17%         4.95%        4.95%
5 YEARS                           5.71%           5.44%         4.41%        4.91%        4.75%         4.85%        4.85%
SINCE INCEPTION                   5.87%           5.62%         5.05%        3.83%        3.83%         4.07%        4.07%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

The annual reports for the fiscal year ended March 31, 1999 and prior years compare the Fund's performance to the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. Fund management believes the Lehman Government Bond Index is a more appropriate benchmark because the composition of the Index more closely resembles the composition of the Fund.

NATIONS U.S. GOVERNMENT
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS U.S. GOVERNMENT BOND FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed
Income Management Team of Banc of        We believe returns and consistency of returns are enhanced
America Capital Management, Inc.,        through a disciplined risk management process that seeks to
investment sub-adviser to the            control interest rate risk and emphasizes a quantitative
Fund.                                    approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks total return and          duration -- or interest-rate sensitivity -- to an
preservation of capital by               appropriate benchmark, its higher yield should enhance the
investing in U.S. government             return of the portfolio, while the neutral duration of the
securities and repurchase                portfolio compared to the benchmark will lessen unnecessary
agreements collateralized by such        portfolio performance volatility.
securities or instrumentalities.
                                         The investment goal of Nations U.S. Government Fund is to
PERFORMANCE REVIEW                       outperform the Lehman Government Bond Index. The Index is
For the 12-month period ended            comprised of all U.S. Treasury and agency issues with
March 31, 2000, Nations U.S.             maturities longer than one year and it has an average
Government Bond Fund Investor A          duration of 5.35 years. We think this index is well matched
Shares provided shareholders with        to the Lipper General U.S. Government Funds Universe.***
a total return of -0.80%.**
                                         Our strategy is focused on adding yield to the portfolio by maintaining a large exposure to agency mortgage-backed
                                         securities and under-weighting U.S. Treasury and agency
                                         securities. The security selection process searches for
                                         relative value and is based upon both quantitative and
                                         fundamental analyses of the mortgage market.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic
                                         increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most
                                         longer-maturity securities higher, although long-term U.S.
                                         Treasury yields did decline late in the period on news of
                                         the government's debt reduction program.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Universe invest at least 65% of their assets in U.S. government and agency issues.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS U.S. GOVERNMENT
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their yield advantages were enough to
                                         offset the decline in their prices relative to U.S. Treasury securities.
                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         The investment strategy for the Fund changed in mid-February of this year from one of active duration management to a
                                         strategy that seeks relative value, with neutral interest
                                         rate sensitivity relative to the Fund's benchmark. The
                                         Fund's investment strategy is now identical to that of
                                         Nations Government Securities Fund.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE, AND WHAT DECISIONS HINDERED PERFORMANCE?+
                                         With the exception of the fourth quarter of 1999, Treasury securities outperformed spread sectors -- those sectors that offered yield advantages or "spreads" above the yield of
                                         Treasuries. During the period, the portfolio was
                                         systematically overweighted in U.S. Treasury securities,
                                         which helped performance. Prior to the change in strategy
                                         the duration of the portfolio was consistently long relative to both the Lipper General U.S. Government Funds Universe
                                         and the Lehman Government Bond Index. This caused
                                         substantial volatility in the Fund and detracted from
                                         performance.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will raise interest rates in an
                                         effort to slow the U.S. economy at least one more time.
                                         While there is a risk of additional rate increases, the
                                         recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product)
                                         growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored
                                         agencies may lose their implied government guarantees.
                                         HOW IS THE FUND POSITIONED IN THIS ENVIRONMENT?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration neutral to the
                                         Fund's benchmark, we do not have to rely on historically
                                         inaccurate economic forecasting techniques to position the portfolio.
                                         Spreads between the yields on Treasuries and the yields on corporate, mortgage-backed, and asset-backed securities have widened to levels that we have not seen since the recession of 1991. While we anticipate that spreads will be under
                                         pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen.
                                         Once the markets stabilize, spreads should revert to more
                                         reasonable levels and we are optimistic that our exposure to mortgage-backed securities should enhance the returns of the portfolio.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS U.S. GOVERNMENT
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

U.S. Treasury obligations                                                        48.3%
Other                                                                             1.6%
Mortgage-backed securities                                                       37.9%
U.S. government and agency obligations                                           12.2%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.75% 04/15/08                         11.2%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.75% 07/15/03                          8.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.00% 03/01/13     7.8%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.00% 09/01/13                          6.4%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.00% 03/01/13     5.4%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.00% 11/01/28     4.4%
                                                                            -------------------------------------------------
                                                                              7  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 7.50% 04/15/29                          3.0%
                                                                            -------------------------------------------------
                                                                              8  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 7.50% 04/15/29                          2.3%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Bank (FHLB)
                                                                                 Certificates, 5.13% 09/15/03            1.2%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.00% 05/01/13     0.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS U.S. GOVERNMENT
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (2/7/95 through
                                                                                     3/31/00)        6.12%     5.13%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                U.S. Government Bond Fund from
                                                the inception of the share
                                                class. Figures for the Lehman
                                                Government Bond Index, an
                                                unmanaged index, represent the
                                                return of government bonds with
                                                an average maturity of
                                                approximately nine years and
                                                include reinvestment of
                                                dividends. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                NATIONS U.S. GOVERNMENT BOND       LEHMAN GOVERNMENT BOND INDEX
                                                                        FUND $12,930                         $14,525
                                                                ----------------------------       ----------------------------
Feb. 7 1995                                                                9525.00                           10000.00
                                                                           9750.00                           10279.00
                                                                          10453.00                           10916.00
                                                                          10639.00                           11110.00
1995                                                                      11149.00                           11617.00
                                                                          10832.00                           11355.00
                                                                          10901.00                           11409.00
                                                                          11041.00                           11601.00
1996                                                                      11346.00                           11940.00
                                                                          11274.00                           11843.00
                                                                          11616.00                           12254.00
                                                                          11925.00                           12664.00
1997                                                                      12259.00                           13085.00
                                                                          12345.00                           13282.00
                                                                          12696.00                           13633.00
                                                                          13272.00                           14387.00
1998                                                                      13255.00                           14375.00
                                                                          13034.00                           14170.00
                                                                          12819.00                           14049.00
                                                                          12866.00                           14142.00
1999                                                                      12653.00                           14054.00
Mar. 31 2000                                                              12930.00                           14525.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                NATIONS U.S. GOVERNMENT BOND       LEHMAN GOVERNMENT BOND INDEX
                                                                        FUND $13,575                         $14,525
                                                                ----------------------------       ----------------------------
Feb. 7 1995                                                               10000.00                           10000.00
                                                                          10236.00                           10279.00
                                                                          10974.00                           10916.00
                                                                          11169.00                           11110.00
1995                                                                      11705.00                           11617.00
                                                                          11372.00                           11355.00
                                                                          11445.00                           11409.00
                                                                          11591.00                           11601.00
1996                                                                      11912.00                           11940.00
                                                                          11836.00                           11843.00
                                                                          12196.00                           12254.00
                                                                          12520.00                           12664.00
1997                                                                      12871.00                           13085.00
                                                                          12961.00                           13282.00
                                                                          13329.00                           13633.00
                                                                          13934.00                           14387.00
1998                                                                      13916.00                           14375.00
                                                                          13684.00                           14170.00
                                                                          13458.00                           14049.00
                                                                          13508.00                           14142.00
1999                                                                      13284.00                           14054.00
Mar. 31 2000                                                              13575.00                           14525.00

   TOTAL RETURN (AS OF 3/31/00)

                                                     INVESTOR A                  INVESTOR B                   INVESTOR C
                                 PRIMARY A       NAV**         MOP*         NAV**         CDSC***         NAV**        CDSC***
Inception date                    11/7/94              2/7/95                     11/10/94                      9/19/97
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                -0.55%         -0.80%       -5.49%        -1.48%         -5.26%        -1.67%        -2.62%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                            4.97%         4.67%        3.00%         4.07%          3.19%
5 YEARS                            6.05%         5.80%        4.78%         5.09%          4.94%
SINCE INCEPTION                    7.34%         6.12%        5.13%         6.34%          6.34%          2.67%         2.67%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS INTERMEDIATE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe returns and consistency of returns are enhanced
Income Management Team of Banc of        through a disciplined risk management process that seeks to
America Capital Management, Inc.,        control interest rate risk and emphasizes a quantitative
investment sub-adviser to the            approach to sector allocation, sector rotation and relative
Fund.                                    value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks to obtain interest        duration -- or interest-rate sensitivity -- to an
income and capital appreciation.         appropriate benchmark, the higher yield of the portfolio
PERFORMANCE REVIEW                       should enhance the return of the portfolio. At the same
For the 12-month period ended            time, we believe the neutral duration of the portfolio
March 31, 2000, Nations                  compared to the benchmark will lessen unnecessary portfolio
Intermediate Bond Fund Investor A        performance volatility.
Shares provided shareholders with        The goal of Nations Intermediate Bond Fund is to outperform
a total return of 0.92%.**               the Lehman Intermediate Government/Corporate Bond Index. The
                                         Index is comprised of all publicly issued investment grade corporate, U.S. Treasury, and U.S. agency securities with
                                         maturities of one to 10 years. It has an average duration of
                                         3.5 years.
                                         Our strategy is focused on adding yield to the portfolio by over-weighting shorter duration corporate securities and
                                         "AAA" rated commercial mortgage-backed securities and
                                         under-weighting U.S. Treasury and agency securities. The
                                         security selection process is based on seeking relative
                                         value and it uses both quantitative and fundamental credit analyses.
                                         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic
                                         increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term interest rates a total of five times over the
                                         past year, from 4.75% to 6.00%. This pushed the yields on
                                         most longer-maturity securities higher, although long-term
                                         U.S. Treasury yields did decline late in the period on news of the government's debt reduction program.
                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         yield advantages were enough to offset the decline in their prices relative to U.S. Treasury securities.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing
                                         its risk relative to the benchmark. While this may cause
                                         some interim performance volatility, we believe the strategy will produce top quartile returns over a three-to-five year period.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE? DID ANY DECISIONS HINDER PERFORMANCE?+
                                         During the year, we overweighted the "spread"
                                         sectors -- those sectors that offered yield advantages or
                                         "spreads" above the yields of Treasuries. This decision
                                         helped performance. The duration of the portfolio is shorter than that of its peer group, the Lipper Intermediate
                                         Investment Grade Funds Universe.++ The shorter duration of the portfolio enabled it to substantially outperform its
                                         Lipper peer group. However, the Fund's consistent
                                         overweighting of spread product and its lack of U.S.
                                         Treasury exposure made it difficult to take advantage of
                                         short-term trading opportunities in the agency and
                                         commercial mortgage markets.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will raise interest rates in an
                                         effort to slow the U.S. economy at least one more time.
                                         While there is a risk of additional rate increases, the
                                         recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product)
                                         growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored
                                         agencies may lose their implied government guarantees.
                                         HOW IS THE FUND POSITIONED FOR THIS OUTLOOK?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration neutral to the
                                         Fund's benchmarks, we do not have to rely on historically
                                         inaccurate economic forecasting techniques to position the portfolio.
                                         The spreads between the yields on Treasuries and the yields on corporate, mortgage-backed and asset-backed securities
                                         have widened to levels that we have not seen since the
                                         recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will
                                         continue to add incremental exposure to these markets as
                                         spreads widen. Once the markets stabilize, spreads should
                                         revert to more reasonable levels and we are optimistic that the Fund's exposure to corporate, asset-backed and
                                         mortgage-backed securities should enhance the returns of the portfolio.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           ++Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Intermediate Investment Grade Debt Funds Universe invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

NATIONS INTERMEDIATE
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Corporate bonds and notes                                                        42.6%
Other                                                                             2.4%
Mortgage-backed securities                                                       40.2%
Asset-backed securities                                                           7.5%
U.S. Treasury obligations                                                         4.9%
Foreign bonds and notes                                                           2.4%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 10/01/29    8.4%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.500% 05/15/02                         6.4%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 04/01/29                         2.5%
                                                                            -------------------------------------------------
                                                                              4  Mortgage Capital Funding, Inc.,
                                                                                 Series 1998-MC1, Class A2,
                                                                                 6.663% 01/18/08                         2.3%
                                                                            -------------------------------------------------
                                                                              5  GMAC Commercial Mortgage Securities
                                                                                 Inc., Series 1997-C2, Class A3,
                                                                                 6.566% 11/15/07                         1.8%
                                                                            -------------------------------------------------
                                                                              6  CS First Boston Mortgage Securities
                                                                                 Corporation, Series 1998-C1, Class
                                                                                 A1B, 6.480% 05/17/08                    1.8%
                                                                            -------------------------------------------------
                                                                              7  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1998-C1, Class A1B, 6.506% 07/15/08     1.7%
                                                                            -------------------------------------------------
                                                                              8  World Omni Automobile Lease
                                                                                 Securitization Trust, Series 1997-A,
                                                                                 Class A4, 6.900% 06/25/03               1.7%
                                                                            -------------------------------------------------
                                                                              9  Nomura Asset Securities Corporation,
                                                                                 Series 1998-D6, Class A1B, 6.590%
                                                                                 03/17/28                                1.7%
                                                                            -------------------------------------------------
                                                                             10  AESOP Funding II LLC, Series 1997-1A,
                                                                                 Class A1, 6.220% 10/20/01               1.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (1/24/94
                                                                                     through
                                                                                     3/31/00)        4.79%     4.22%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Intermediate Bond Fund from the
                                                inception of the share class.
                                                The Lehman Intermediate
                                                Government/Corporate Bond Index
                                                is an unmanaged index consisting
                                                of investment grade corporates,
                                                agency securities and U.S.
                                                Treasury securities with
                                                maturities between 1 and 10
                                                years. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B, Investor
                                                C and Seafirst Shares may vary
                                                based on the differences in
                                                sales loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                                          $12,917                            $13,874
                                                               ------------------------------    -------------------------------
Jan. 24 1994                                                               9675.00                           10000.00
                                                                           9438.00                            9690.00
                                                                           9386.00                            9632.00
                                                                           9473.00                            9711.00
                                                                           9480.00                            9700.00
1995                                                                       9870.00                           10126.00
                                                                          10314.00                           10631.00
                                                                          10505.00                           10808.00
                                                                          10857.00                           11188.00
1996                                                                      10742.00                           11095.00
                                                                          10796.00                           11165.00
                                                                          10953.00                           11363.00
                                                                          11198.00                           11641.00
1997                                                                      11164.00                           11628.00
                                                                          11466.00                           11971.00
                                                                          11770.00                           12295.00
                                                                          11931.00                           12558.00
1998                                                                      12109.00                           12754.00
                                                                          12333.00                           12993.00
                                                                          12754.00                           13577.00
                                                                          12806.00                           13618.00
1999                                                                      12800.00                           13592.00
                                                                          12689.00                           13537.00
                                                                          12783.00                           13662.00
                                                                          12807.00                           13669.00
Mar. 31 2000                                                              12917.00                           13874.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                                          $13,351                            $13,874
                                                               ------------------------------    -------------------------------
Jan. 24 1994                                                              10000.00                           10000.00
                                                                           9755.00                            9690.00
                                                                           9701.00                            9632.00
                                                                           9792.00                            9711.00
                                                                           9798.00                            9700.00
1995                                                                      10201.00                           10126.00
                                                                          10660.00                           10631.00
                                                                          10857.00                           10808.00
                                                                          11222.00                           11188.00
                                                                          11103.00                           11095.00
                                                                          11159.00                           11165.00
                                                                          11321.00                           11363.00
                                                                          11574.00                           11641.00
1997                                                                      11539.00                           11628.00
                                                                          11851.00                           11971.00
                                                                          12165.00                           12295.00
                                                                          12332.00                           12558.00
                                                                          12515.00                           12754.00
                                                                          12747.00                           12993.00
                                                                          13183.00                           13577.00
                                                                          13236.00                           13618.00
1999                                                                      13230.00                           13592.00
                                                                          13115.00                           13537.00
                                                                          13212.00                           13662.00
                                                                          13237.00                           13669.00
Mar. 31 2000                                                              13351.00                           13874.00

   TOTAL RETURN (AS OF 3/31/00)

                                                        INVESTOR A            INVESTOR B++             INVESTOR C
                           PRIMARY A+   SEAFIRST    NAV**        MOP*      NAV**       CDSC***    NAV**        CDSC***
Inception date             5/21/99      3/4/88           1/24/94                10/20/99                11/20/96
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE          1.29%        1.50%      1.34%       -2.34%     1.33%       -4.11%     1.18%         -0.35%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                     5.00%        4.97%      4.98%        3.82%     4.89%       4.00%      4.63%         4.63%
5 YEARS                     5.54%        5.40%      5.53%        4.83%     5.48%
10 YEARS                                 6.38%
SINCE INCEPTION             4.80%        6.76%      4.79%        4.22%     4.74%       4.74%      3.98%         3.98%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflects 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares.

++Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which have lower ongoing expenses than Investor B shares. If the higher ongoing expenses of Investor B Shares had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS INVESTMENT GRADE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS INVESTMENT GRADE BOND FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe returns and consistency of returns are enhanced
Income Management Team of Banc of        through a disciplined risk management process that seeks to
America Capital Management, Inc.,        control interest rate risk and emphasizes a quantitative
investment sub-adviser to the            approach to sector allocation, sector rotation and relative
Fund.                                    value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks total return by           duration -- or interest-rate sensitivity -- to an
investing in investment grade            appropriate benchmark, the higher yield should enhance the
fixed income securities.                 return of the portfolio. At the same time, we believe the
PERFORMANCE REVIEW                       neutral duration of the portfolio compared to the benchmark
For the 12-month period ended            will eliminate unnecessary performance volatility.
March 31, 2000, Nations Investment       The goal of Nations Investment Grade Bond Fund is to
Grade Bond Fund Investor A Shares        outperform the Lehman Aggregate Bond Index, a broad based
provided shareholders with a total       measure of the bond market as a whole. The Index has an
return of 0.74%.**                       average duration of 5 years.***
                                         Our strategy is focused on adding yield to the portfolio by overweighting shorter duration corporate securities and
                                         AAA-rated commercial mortgage-backed securities and
                                         underweighting U.S. Treasury and agency securities. The
                                         security selection process searches for relative value and is based upon both quantitative and fundamental credit
                                         analyses.
                                         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of the U.S. Treasury debt reduction program, the dramatic
                                         increase in oil prices, and the recent proposal to eliminate the implied government guarantees on some mortgage-related securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term rates a total of five times over the past year, from 4.75% to 6.00%. This pushed the yields on most
                                         longer-maturity

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           ***The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INVESTMENT GRADE
BOND FUND
FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         securities higher, although long-term U.S. Treasury yields did decline late in the period on news of the government's debt reduction program.
                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their yield advantages were enough to
                                         offset the decline in their prices relative to U.S. Treasury securities.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing
                                         its risk relative to the benchmark. While this may cause
                                         some interim performance volatility, we believe the strategy will produce top quartile returns over a three-to-five
                                         period.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE?+
                                         During the year, we overweighted the "spread
                                         sectors" -- those sectors that offered yield advantages or
                                         "spreads" above the yields of Treasuries. This decision
                                         helped performance, although the Fund's consistent
                                         overweighting of spread product and lack of U.S. Treasury
                                         exposure made it difficult to take advantage of short-term trading opportunities in the agency and commercial mortgage markets.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will interest rates in an effort to slow the U.S. economy at least one more time. While there is a risk of additional rate increases, the recent volatility in the stock market should help to dampen consumer
                                         confidence and U.S. GDP (gross domestic product) growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are the combination of a shrinking U.S. Treasury market and the potential that U.S. government-sponsored
                                         agencies may lose their implied government guarantees.
                                         HOW IS THE FUND POSITIONED IN THIS ENVIRONMENT?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration neutral to the
                                         Fund's benchmarks, we do not have to rely on historically
                                         inaccurate economic forecasting techniques to position the portfolio.
                                         The spreads between the yields on Treasuries and the yields on corporate, mortgage-backed, and asset-backed securities have widened to levels that we have not seen since the
                                         recession of 1991. While we anticipate that spreads will be under pressure for the remainder of the year, we will
                                         continue to add incremental exposure to these markets as
                                         spreads widen. Once the markets stabilize, spreads should
                                         revert to more reasonable levels and we are optimistic that the Fund's exposure to corporate, asset-backed and
                                         mortgage-backed securities should enhance the returns of the portfolio.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS INVESTMENT GRADE
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Foreign bonds and notes                                                           3.5%
Corporate bonds and notes                                                        29.7%
Asset-backed securities                                                           7.5%
U.S. Treasury obligations                                                           7%
Other                                                                             3.5%
Mortgage-backed securities                                                       48.8%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.00% 10/01/29     6.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.50% 04/01/30     3.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.50% 03/01/29     2.2%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.50% 08/01/13     2.1%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 8.00% 11/01/29     2.0%
                                                                            -------------------------------------------------
                                                                              6  Morgan Stanley Capital Trust I,
                                                                                 Series 1999-WF1, Class A2, 6.21%
                                                                                 09/15/08                                1.6%
                                                                            -------------------------------------------------
                                                                              7  CS First Boston Mortgage Securities
                                                                                 Corporation, Series 1998-C1, Class
                                                                                 A1B, 6.48% 05/17/08                     1.6%
                                                                            -------------------------------------------------
                                                                              8  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1998-C1, Class A1B, 6.51% 07/15/08      1.6%
                                                                            -------------------------------------------------
                                                                              9  GMAC Commercial Mortgage Securities
                                                                                 Inc., Series 1998-C2, Class A2, 6.42%
                                                                                 08/15/08                                1.6%
                                                                            -------------------------------------------------
                                                                             10  Prudential Securities Secured
                                                                                 Financing Corporation, Series
                                                                                 1999-NRF1, Class A2, 6.48% 01/15/09     1.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INVESTMENT GRADE
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (11/19/92
                                                                                     through
                                                                                     3/31/00)        5.62%     5.14%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Investment Grade Bond Fund from
                                                the inception of the share
                                                class. Figures for the Lehman
                                                Aggregate Bond Index, an
                                                unmanaged index comprised of the
                                                Lehman Government/ Corporate
                                                Index, the Asset-Backed
                                                Securities Index and the
                                                Mortgage-Backed Securities Index
                                                which include U.S. Treasury
                                                issues, agency issues, corporate
                                                bond issues and mortgage-backed
                                                securities, include reinvestment
                                                of dividends. It is unavailable
                                                for investment. The performance
                                                of Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                               NATIONS INVESTMENT GRADE BOND       LEHMAN AGGREGATE BOND INDEX
                                                                        FUND $14,468                         $16,057
                                                               -----------------------------       ---------------------------
Nov. 19 1992                                                                9675                              10000
                                                                            9782                              10161
                                                                           10246                              10581
                                                                           10523                              10861
                                                                           10847                              11145
1993                                                                       10820                              11151
                                                                           10511                              10831
                                                                           10383                              10720
                                                                           10436                              10785
                                                                           10440                              10826
                                                                           10913                              11372
                                                                           11557                              12064
                                                                           11725                              12301
1995                                                                       12221                              12825
                                                                           11914                              12598
                                                                           11928                              12669
                                                                           12102                              12904
                                                                           12456                              13291
                                                                           12355                              13216
                                                                           12769                              13702
                                                                           13176                              14156
1997                                                                       13486                              14573
                                                                           13629                              14800
                                                                           13928                              15146
                                                                           14352                              15787
                                                                           14421                              15841
                                                                           14363                              15761
                                                                           14191                              15623
                                                                           14249                              15729
1999                                                                       14210                              15710
Mar. 31 2000                                                               14468                              16057

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                               NATIONS INVESTMENT GRADE BOND       LEHMAN AGGREGATE BOND INDEX
                                                                        FUND $14,954                         $16,057
                                                               -----------------------------       ---------------------------
Nov. 19 1992                                                               10000                              10000
                                                                           10111                              10161
                                                                           10590                              10581
                                                                           10876                              10861
                                                                           11211                              11145
1993                                                                       11183                              11151
                                                                           10864                              10831
                                                                           10732                              10720
                                                                           10787                              10785
                                                                           10791                              10826
                                                                           11280                              11372
                                                                           11945                              12064
                                                                           12118                              12301
1995                                                                       12631                              12825
                                                                           12314                              12598
                                                                           12329                              12669
                                                                           12509                              12904
                                                                           12874                              13291
                                                                           12770                              13216
                                                                           13198                              13702
                                                                           13619                              14156
1997                                                                       13939                              14573
                                                                           14086                              14800
                                                                           14396                              15146
                                                                           14834                              15787
                                                                           14905                              15841
                                                                           14846                              15761
                                                                           14668                              15623
                                                                           14728                              15729
1999                                                                       14688                              15710
Mar. 31 2000                                                               14954                              16057

   TOTAL RETURN (AS OF 3/31/00)

                                                    INVESTOR A                   INVESTOR B                  INVESTOR C
                              PRIMARY A        NAV**           MOP*         NAV**        CDSC***        NAV**         CDSC***
Inception date                10/30/92               11/19/92                      6/7/93                     11/16/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE             0.97%           0.74%          -2.50%        0.05%        -2.78%         -0.24%         -1.18%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                        5.63%           5.41%          4.26%         4.77%        4.48%          4.76%          4.76%
5 YEARS                        6.02%           5.80%          5.11%         5.23%        5.23%          5.28%          5.28%
SINCE INCEPTION                5.83%           5.62%          5.14%         4.46%        4.46%          5.14%          5.14%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS STRATEGIC INCOME FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the Fixed         We believe returns and consistency of returns are enhanced
Income Management Team of Banc of        through a disciplined risk management process that seeks to
America Capital Management, Inc.,        control interest rate risk and emphasizes a quantitative
investment sub-adviser to the            approach to sector allocation, sector rotation and relative
Fund.                                    value security selection. Simply put, we believe that if we
INVESTMENT OBJECTIVE                     maximize the yield of the portfolio and match its
The Fund seeks total return with         duration -- or interest-rate sensitivity -- to an
an emphasis on current income by         appropriate benchmark, the higher yield of the portfolio
investing in a diversified               should enhance the return of the portfolio. At the same
portfolio of fixed income                time, we believe the neutral duration of the portfolio to
securities.                              the benchmark will lessen unnecessary portfolio performance
PERFORMANCE REVIEW                       volatility.
For the 12-month period ended            The Fund's benchmark is the Lehman Government/Corporate Bond
March 31, 2000, Nations Strategic        Index, an index comprised of U.S. government, U.S. Treasury
Income Fund Investor A Shares            and agency securities, and corporate and Yankee bonds. It
provided a total return of               has an average duration of 5.44 years.
-1.30%.**                                Our strategy is focused on adding yield to the portfolio by over-weighting lower quality securities (the portfolio may invest up to 35% in non-investment grade securities) while under-weighting higher quality securities. The security
                                         selection process is based on seeking relative value and
                                         uses both quantitative and fundamental credit analysis.
                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         A combination of factors created one of the most volatile
                                         periods in fixed income history. These included a strong
                                         U.S. economy, fears of a Y2K disaster, the announcement of
                                         U.S. Treasury debt reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the
                                         implied government guarantees on some mortgage-related
                                         securities.
                                         The Federal Reserve Board (the Fed), citing tight labor
                                         markets and continued strength in the U.S. economy, raised short-term interest rates a total of five times over the
                                         past year, from 4.75% to 6.00%. This pushed the yields on
                                         most longer-maturity securities higher, although long-term
                                         U.S. Treasury yields did decline late in the period on news of the government's debt reduction program.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers by the investment adviser, which has the effect of increasing total return.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         With uncertainty comes volatility among securities with
                                         credit risk. The corporate bond sector had poor total
                                         returns relative to comparable duration U.S. Treasury
                                         securities. The other sectors of the fixed income markets
                                         also suffered, but their yield advantages were enough to
                                         offset the decline in their prices relative to U.S. Treasury securities.

                                         HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
                                         Despite the volatility, we remained faithful to our strategy of maximizing the yield of the portfolio while minimizing
                                         its risk relative to the benchmark. While this may cause
                                         some interim performance volatility, we believe the strategy will produce top quartile returns over a three-to-five year period.
                                         WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S
                                         PERFORMANCE, AND WHAT DECISIONS MAY HAVE HINDERED
                                         PERFORMANCE?***
                                         Since the Fund's benchmark is the Lehman
                                         Government/Corporate Bond Index, exposure to U.S. Treasury and agency securities can have a sizeable impact on the
                                         performance of the Fund relative to the benchmark. For most of the year, the Fund had a 10% to 15% position in U.S.
                                         government securities. Since corporate bonds underperformed comparable duration U.S. Treasury securities for the period, the Fund's underweighted position in corporate bonds helped the performance of the Fund.
                                         While the underweighting to the corporate market helped the overall performance of the Fund, it detracted from
                                         performance in the fourth quarter of 1999. In the third
                                         quarter of 1999, corporate bonds drastically underperformed the U.S. Treasury market. The supply of corporate bonds
                                         increased dramatically over the period as corporations
                                         rushed to issue debt before year-end to avoid any Y2K
                                         liquidity problems. In addition, investors were avoiding
                                         these issues because of the same fears. Once issuance
                                         subsided in the fourth quarter, the market stabilized and
                                         corporate bonds outperformed U.S. Treasury securities.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We forecast that the Fed will raise interest rates in an
                                         effort to slow the growth in the U.S. economy at least one more time. While there is a risk of additional rate
                                         increases, the recent volatility in the stock market should help to dampen to dampen consumer confidence and slow U.S.
                                         GDP (gross domestic product) growth.
                                         The biggest issues facing fixed income investors over the
                                         next year are related to the combination of a shrinking U.S.
                                         Treasury market and the potential that U.S.
                                         government-sponsored agencies may lose their implied
                                         government guarantees.

                           ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

NATIONS STRATEGIC
INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued

                                         HOW IS THE FUND POSITIONED IN THIS ENVIRONMENT?
                                         Because our process involves taking a consistent level of
                                         market exposure while remaining duration neutral to the
                                         benchmark, we do not have to rely on historically inaccurate economic forecasting techniques to position the portfolio.
                                         Spreads between the yields on Treasuries and the yields on corporate, mortgage-backed and asset-backed securities have widened to levels that we have not seen since the recession of 1991. While we anticipate that spreads will be under
                                         pressure for the remainder of the year, we will continue to add incremental exposure to these markets as spreads widen.
                                         Once the markets stabilize, spreads should revert to more
                                         reasonable levels and we are optimistic that the Fund's
                                         exposure to corporate, mortgage-backed and asset-backed
                                         securities should enhance the returns of the portfolio.

NATIONS STRATEGIC
INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Corporate bonds and notes                                                        74.9%
Other                                                                             3.9%
Mortgage-backed securities                                                       13.3%
Foreign bonds and notes                                                           5.2%
U.S. Treasury obligations                                                         2.7%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.250% 01/15/09    4.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.250% 05/15/29    4.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.625% 09/15/09    3.7%
                                                                            -------------------------------------------------
                                                                              4  PDV America Inc., Gtd. Sr. Notes,
                                                                                 7.875% 08/01/03                         2.5%
                                                                            -------------------------------------------------
                                                                              5  Rogers Cablesystems Limited, Deb.,
                                                                                 10.000% 12/01/07                        2.3%
                                                                            -------------------------------------------------
                                                                              6  Federal Express Corporation, Notes,
                                                                                 9.650% 06/15/12                         2.1%
                                                                            -------------------------------------------------
                                                                              7  PRIMEDIA Inc., 7.625% 04/01/08          2.1%
                                                                            -------------------------------------------------
                                                                              8  BWAY Corporation, Sr. Sub. Notes,
                                                                                 10.250% 04/15/07                        2.0%
                                                                            -------------------------------------------------
                                                                              9  Occidental Petroleum Corporation, Sr.
                                                                                 Deb., 9.250% 08/01/19                   2.0%
                                                                            -------------------------------------------------
                                                                             10  ERAC USA Finance Company, 6.625%
                                                                                 02/15/05                                1.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC
INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (11/25/92
                                                                                     through
                                                                                     3/31/00)        6.57%     5.87%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Strategic Income Fund from the
                                                inception of the share class.
                                                Figures for the Lehman
                                                Government/Corporate Bond Index,
                                                an unmanaged index comprised of
                                                U.S. Government, U.S. Treasury
                                                and agency securities, corporate
                                                and yankee bonds, include
                                                reinvestment of dividends. It is
                                                unavailable for investment. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                                                   LEHMAN GOVERNMENT/CORPORATE
                                                               NATIONS STRATEGIC INCOME FUND                BOND INDEX
                                                                          $15,201                             $15,306
                                                               -----------------------------       ---------------------------
Nov. 25 1992                                                                9525                              10000
1992                                                                        9656                              10171
                                                                           10285                              10574
                                                                           10691                              10802
                                                                           11081                              11046
1993                                                                       11165                              11065
                                                                           10862                              10840
                                                                           10697                              10775
                                                                           10784                              10864
1994                                                                       10859                              10852
                                                                           11424                              11328
                                                                           12272                              11893
                                                                           12486                              12091
1995                                                                       13098                              12517
                                                                           12674                              12413
                                                                           12709                              12491
                                                                           12953                              12712
1996                                                                       13387                              13023
                                                                           13271                              13009
                                                                           13742                              13393
                                                                           14094                              13754
1997                                                                       14501                              14049
                                                                           14704                              14268
                                                                           15091                              14536
                                                                           15463                              15189
1998                                                                       15555                              15234
                                                                           15401                              15052
                                                                           15202                              14888
                                                                           15076                              14968
1999                                                                       15100                              14907
Mar. 31 2000                                                               15201                              15306

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                               NATIONS STRATEGIC INCOME FUND       LEHMAN GOVERNMENT/CORPORATE
                                                                          $15,959                       BOND INDEX $15,306
                                                               -----------------------------       ---------------------------
Nov. 25 1992                                                               10000                              10000
1992                                                                       10138                              10171
                                                                           10798                              10574
                                                                           11225                              10802
                                                                           11633                              11046
1993                                                                       11721                              11065
                                                                           11404                              10840
                                                                           11230                              10775
                                                                           11821                              10864
1994                                                                       11401                              10852
                                                                           11994                              11328
                                                                           12883                              11893
                                                                           13109                              12091
1995                                                                       13751                              12517
                                                                           13306                              12413
                                                                           13343                              12491
                                                                           13599                              12712
1996                                                                       14055                              13023
                                                                           13932                              13009
                                                                           14427                              13393
                                                                           14796                              13754
1997                                                                       15224                              14049
                                                                           15437                              14268
                                                                           15843                              14536
                                                                           16234                              15189
1998                                                                       16330                              15234
                                                                           16169                              15052
                                                                           15960                              14888
                                                                           15828                              14968
1999                                                                       15853                              14907
Mar. 31 2000                                                               15959                              15306

   TOTAL RETURN (AS OF 3/31/00)

                                                      INVESTOR A                   INVESTOR B                 INVESTOR C
                                PRIMARY A        NAV**           MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date                  10/30/92               11/25/92                      6/7/93                     11/9/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE               -0.95%          -1.30%         -5.95%        -1.98%       -6.60%        -2.04%        -2.96%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                          4.93%           4.63%          2.96%         3.99%        3.11%          3.99%         3.99%
5 YEARS                          6.16%           5.88%          4.85%         5.28%        4.96%          5.34%         5.34%
SINCE INCEPTION                  6.87%           6.57%          5.87%         4.98%        4.98%          6.13%         6.13%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS HIGH YIELD
BOND FUND
MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE PERIOD
                                         FEBRUARY 14 THROUGH MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the High          Our investment philosophy emphasizes current yield, while
Yield Portfolio Management Team of       looking for total return, through investments in a
MacKay Shields LLC, investment           diversified portfolio of high-yield debt securities. We
sub-adviser to the Fund.                 believe that high-yield managers can add value through
INVESTMENT OBJECTIVE                     superior credit selection, which may reduce default rates
The Fund seeks maximum income by         and result in attractive risk-adjusted returns. The primary
investing in a diversified               focus of our investment strategy is to preserve invested
portfolio of high yield debt             capital. To this end, we identify securities that offer a
securities.                              margin of safety. These are securities with strong asset
PERFORMANCE REVIEW                       coverage or significant free cash flow. The secondary focus
For the period from inception on         of our investment process is to generate total return
February 14, 2000 through March          through an identified catalyst for price appreciation. In
31, 2000, Nations High Yield Bond        our view, companies that can significantly reduce debt
Fund Investor A Shares provided          through free cash flow, new equity or an identified
shareholders with a total return         restructuring potentially can present opportunities for
of -0.33%.**                             price appreciation.
                                         NATIONS HIGH YIELD BOND FUND BEGAN OPERATIONS ON FEBRUARY
                                         14, 2000. WHAT MARKET CONDITIONS DID YOU FACE, AND HOW HAVE
                                         YOU MANAGED THE FUND SINCE ITS INCEPTION?***
                                         Economic conditions did not play a significant role in the first month-and-one-half of operations. However, the period did see a steady decrease in U.S. Treasury interest rates
                                         and an increase in the price volatility of U.S. equity
                                         markets. These market conditions were favorable for a fund with excess cash like this one. With retail flows moving out of the high yield asset class, high yield market technical factors were weak during the period, allowing us to invest the portfolio at what we believe are attractive prices.
                                         At inception date, the Fund's assets consisted solely of
                                         cash. We invested assets at a measured pace into high yield securities that met our stringent investment criteria. We
                                         took advantage of weak market technical factors to construct gradually a well diversified portfolio at what we believe
                                         are attractive prices.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may be charged on purchases of Investor, A Shares. For standardized performance, please refer to the Performance table.

                           ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           Source for all statistical data -- MacKay Shields LLC

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL AND INCOME THAN U.S. GOVERNMENT SECURITIES SUCH AS U.S. TREASURY BONDS AND BILLS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD
BOND FUND
MANAGEMENT TEAM COMMENTARY continued

                                         Because the Fund started by being fully invested in cash,
                                         performance was predominantly a function of money market
                                         yields. The decision to invest cash into high yield
                                         securities at a measured pace had a positive effect on
                                         performance. Since its inception on February 14, 2000
                                         through March 31, 2000, the Fund had a slightly negative
                                         return of -0.33%.

                                         This compares very favorably with the performance of its
                                         benchmark, the CS First Boston High Yield Index+, which
                                         returned -3.88% over the period. There were no significant credit events for the Fund during the reporting period.
                                         WHAT IS YOUR MARKET OUTLOOK FOR THE REMAINDER OF 2000, AND
                                         HOW ARE YOU POSITIONING THE FUND?
                                         We expect economic growth to be relatively robust during the first half of 2000, but growth may then moderate as the
                                         series of Federal Reserve Board interest rate hikes begin to take effect. We believe the biggest driver of high yield
                                         returns will be the level of default rates, which we
                                         anticipate should begin to decline during the year.
                                         Our investment process is a bottom-up investment approach, and not directly driven by anticipated economic
                                         developments. In any market environment, we believe our
                                         process will result in a portfolio constructed to maximize default-adjusted return. We currently see good value in the high yield asset class. The interest rate premium of high
                                         yield bonds over comparable U.S. Treasury bonds is well in excess of 100%. We think managers that can limit exposure to defaults have a great opportunity to generate attractive
                                         real rates of return.

                           +The CS First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It is unavailable for investment.

NATIONS HIGH YIELD
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Corporate bonds and notes                                                         66.9%
Short-term investments                                                            22.7%
Convertible bonds and notes                                                        3.4%
Foreign bonds and notes                                                            3.3%
Preferred stocks                                                                   3.0%
Common stocks                                                                      0.7%

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Prudential Funding Company
                                                                                 5.91% 04/04/00                          4.0%
                                                                            -------------------------------------------------
                                                                              2  Salomon Smith Barney Holdings Inc.
                                                                                 5.92% 04/07/00                          4.0%
                                                                            -------------------------------------------------
                                                                              3  UBS Finance (Delaware) Inc.
                                                                                 6.06% 04/03/00                          3.6%
                                                                            -------------------------------------------------
                                                                              4  Xerox Credit Corporation
                                                                                 6.07% 04/18/00                          3.4%
                                                                            -------------------------------------------------
                                                                              5  Diamond Cable Communication Company,
                                                                                 13.250% 09/30/04                        3.0%
                                                                            -------------------------------------------------
                                                                              6  General Electric Capital Corporation
                                                                                 5.95% 04/04/00                          2.9%
                                                                            -------------------------------------------------
                                                                              7  American Express Credit Corporation
                                                                                 5.90% 04/27/00                          2.5%
                                                                            -------------------------------------------------
                                                                              8  COLT Telocom Group plc,
                                                                                 9.830% 12/15/06                         2.4%
                                                                            -------------------------------------------------
                                                                              9  Merrill Lynch and Company
                                                                                 6.05% 04/12/00                          1.9%
                                                                            -------------------------------------------------
                                                                             10  UIH Australia/Pacific Inc.,
                                                                                 11.260% 05/15/06                        1.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS HIGH YIELD
BOND FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (2/14/00
                                                                                     through
                                                                                     3/31/00)        -0.33%     -5.08%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                High Yield Bond Fund from the
                                                inception of the share class.
                                                The CS First Boston High Yield
                                                Index is an unmanaged trader
                                                priced portfolio constructed to
                                                mirror the high yield debt
                                                market. It is unavailable for
                                                investment. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                                NATIONS HIGH YIELD BOND FUND        CSFB HIGH YIELD BOND INDEX
                                                                           $9,494                             $9,612
                                                                ----------------------------        --------------------------
Feb. 14 2000                                                                9525                              10000
Mar. 31 2000                                                                9494                               9612

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND        CSFB HIGH YIELD BOND INDEX
                                                                           $9,967                             $9,612
                                                                ----------------------------        --------------------------
Feb. 14 2000                                                               10000                              10000
Mar. 31 2000                                                                9967                               9612

   TOTAL RETURN (AS OF 3/31/00)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      2/14/00              2/14/00                   2/14/00                     3/7/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                     -0.12%         -0.33%       -5.08%       -0.47%       -5.41%        -0.76%       -1.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 21.6%
            ASSET-BACKED -- AUTO LOANS -- 4.4%
 $ 7,900    BankBoston RV Trust,
              Series 1997-1, Class A-7,
              6.480% 07/15/08........................................   $  7,838
  10,400    Premier Auto Trust,
              Series 1997-2, Class A-5,
              6.320% 03/06/02........................................     10,348
                                                                        --------
                                                                          18,186
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 6.5%
   7,000    Discover Card Master Trust,
              Series 1995-2, Class A,
              6.550% 02/18/03........................................      6,998
   8,920    Metris Master Trust,
              Series 1997-1, Class B,
              7.110% 10/20/05........................................      8,795
   5,980    Sears Credit Account Master Trust,
              Series 1998-1, Class A,
              5.800% 08/15/05........................................      5,922
   5,150    Spiegel Master Trust,
              Series 1995A, Class A,
              7.500% 09/15/04........................................      5,163
                                                                        --------
                                                                          26,878
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 7.0%
  11,477    EQCC Home Equity Loan Trust,
              Series 1998-1, Class A4F,
              6.459% 03/15/21........................................     11,262
  10,602    GE Capital Mortgage Services, Inc.,
              Series 1997-HE4, Class A3,
              6.590% 12/25/12........................................     10,545
   7,300    Residential Asset Securities Corporation,
              Series 1999-KS1, Class AI3,
              6.110% 05/25/25........................................      7,077
                                                                        --------
                                                                          28,884
                                                                        --------
            ASSET-BACKED -- OTHER -- 3.7%
   7,936    Fingerhut Master Trust,
              Series 1998-1, Class B,
              6.290% 02/15/05........................................      7,806
   8,000    First Sierra Receivables,
              Series 1999-1, Class A4,
              5.730% 09/15/04........................................      7,702
                                                                        --------
                                                                          15,508
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $90,832).........................................     89,456
                                                                        --------
            CORPORATE BONDS AND NOTES -- 54.3%
            AUTOMOBILE PARTS MANUFACTURERS -- 1.2%
   5,000    Goodyear Tire & Rubber
              8.125% 03/15/03........................................      5,003
                                                                        --------
            BANKING AND FINANCE -- 7.6%
   4,000    Banco Latinoamericano SA,
              7.400% 09/21/01........................................      4,007

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BANKING AND FINANCE -- (CONTINUED)
 $ 4,000    First Chicago NBD Corporation, Sr. Notes,
              6.250% 07/21/00........................................   $  3,995
   5,050    First Maryland Bancorp,
              8.375% 05/15/02........................................      5,122
   5,000    First Union Corporation,
              6.625% 06/15/04........................................      4,842
   5,125    Golden State Holdings, Escrow Corporation,
              7.000% 08/01/03........................................      4,798
   4,000    Popular, Inc., MTN,
              6.375% 09/15/03........................................      3,850
   5,000    Wells Fargo Company,
              6.500% 09/03/02........................................      4,912
                                                                        --------
                                                                          31,526
                                                                        --------
            BROKERAGE SERVICES -- 10.2%
   6,000    Bear Stearns Company, Inc.,
              6.450% 08/01/02........................................      5,862
   5,000    Donaldson Lufkin and Jenrette,
              5.875% 04/01/02........................................      4,846
   6,000    Goldman Sachs Group LP,
              7.125% 03/01/03@.......................................      5,939
   4,000    Lehman Brothers Holdings, Inc.,
              6.500% 07/18/00........................................      3,995
   5,000    Lehman Brothers Holdings, Inc.,
              6.250% 04/01/03........................................      4,805
   7,000    Morgan Stanley Dean Witter and Company,
              7.580% 06/11/01........................................      7,034
   3,000    Morgan Stanley Dean Witter and Company, MTN,
              6.090% 03/09/11........................................      2,977
   7,000    Salomon Smith Barney Holdings, Inc.,
              6.650% 07/15/01........................................      6,939
                                                                        --------
                                                                          42,397
                                                                        --------
            ENERGY -- 3.0%
   5,505    Coastal Corporation,
              10.000% 02/01/01.......................................      5,617
   6,750    PDV America, Inc., Gtd. Sr. Notes,
              7.750% 08/01/00........................................      6,709
                                                                        --------
                                                                          12,326
                                                                        --------
            ENTERTAINMENT -- 3.1%
   8,000    Paramount Communications, Sr. Notes,
              7.500% 01/15/02........................................      7,976
   5,100    Time Warner, Pass-Thru,
              6.100% 12/30/01@.......................................      4,991
                                                                        --------
                                                                          12,967
                                                                        --------
            FINANCIAL SERVICES -- 10.8%
   7,000    Aristar, Inc.,
              7.750% 06/15/01........................................      7,028
   7,390    AT&T Capital Corporation,
              6.875% 01/16/01........................................      7,371
   6,500    Finova Capital Corporation,
              5.875% 10/15/01........................................      6,341
   5,000    Ford Motor Credit Company,
              5.125% 10/15/01........................................      4,836
   4,000    General Motors Acceptance Corporation,
              5.910% 03/11/02........................................      3,897

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCIAL SERVICES -- (CONTINUED)
 $ 7,000    Heller Financial, Inc.,
              5.750% 09/25/01........................................   $  6,834
   8,230    Sears Roebuck Acceptance Corporation,
              6.860% 10/02/01........................................      8,177
                                                                        --------
                                                                          44,484
                                                                        --------
            HEALTHCARE -- 0.6%
   3,010    HEALTHSOUTH Corporation, Sr. Notes,
              6.875% 06/15/05........................................      2,627
                                                                        --------
            INDUSTRIAL -- 6.4%
   7,000    Comdisco, Inc.,
              6.130% 08/01/01........................................      6,893
   6,525    Comdisco, Inc., MTN,
              6.500% 06/15/00........................................      6,520
   8,000    J. Seagram & Sons, Inc.,
              6.250% 12/15/01........................................      7,827
   5,500    Waste Management Inc.,
              7.700% 10/01/02........................................      5,247
                                                                        --------
                                                                          26,487
                                                                        --------
            INSURANCE -- 1.2%
   5,000    Aon Corporation,
              7.400% 10/01/02........................................      4,984
                                                                        --------
            MEDIA -- 1.2%
   5,000    News America Holdings,
              8.625% 02/01/03........................................      5,111
                                                                        --------
            RETAIL -- FOOD -- 1.2%
   5,000    Safeway, Inc.,
              5.875% 11/15/01........................................      4,877
                                                                        --------
            TRANSPORTATION -- 4.1%
  10,100    ERAC USA Finance Company,
              7.500% 06/15/03@.......................................     10,029
   3,786    Hertz Corporation,
              7.000% 04/15/01........................................      3,765
   3,000    Ryder System, Inc., MTN,
              7.320% 11/01/00........................................      3,002
                                                                        --------
                                                                          16,796
                                                                        --------
            UTILITIES -- DIVERSIFIED -- 2.6%
   8,299    Columbia Gas System, Series A,
              6.390% 11/28/00........................................      8,235
   2,500    Transcontinental Gas Pipeline,
              8.875% 09/15/02........................................      2,574
                                                                        --------
                                                                          10,809
                                                                        --------
            UTILITIES -- GAS & ELECTRIC -- 1.1%
   4,750    Consumers Energy Company,
              6.375% 09/15/03........................................      4,526
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $228,752)........................................    224,920
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 15.3%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.0%
 $ 4,000    Mall of America Capital Company LLC, Series 2000-1, Class
              B,
              6.276%** 03/12/05......................................   $  4,000
                                                                        --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 5.8%
     533    5.500% 07/01/01..........................................        523
     233    7.500% 09/01/01..........................................        234
   6,000    4.750% 12/14/01..........................................      5,793
   8,000    5.500% 05/15/02..........................................      7,772
   3,000    6.250% 10/15/02..........................................      2,950
   7,000    5.750% 07/15/03..........................................      6,744
                                                                        --------
                                                                          24,016
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 6.7%
   1,002    6.000% 06/01/01..........................................        993
   6,000    5.375% 03/15/02..........................................      5,831
   7,000    5.250% 01/15/03..........................................      6,676
   6,000    5.750% 04/15/03..........................................      5,792
   5,097    6.000% 11/01/03..........................................      4,980
     432    6.000% 05/01/04..........................................        423
     532    6.500% 08/01/04..........................................        519
   2,058    6.000% 11/01/04..........................................      1,976
     757    7.500% 11/01/09..........................................        757
                                                                        --------
                                                                          27,947
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.8%
   7,565    6.375% 04/20/22..........................................      7,629
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $64,652).........................................     63,592
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 5.3%
            U.S. TREASURY NOTES -- 5.3%
  12,000    6.000% 08/15/04..........................................     11,837
   5,000    7.250% 08/15/04..........................................      5,163
   5,000    5.875% 11/15/04..........................................      4,909
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $21,968).........................................     21,909
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Term Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 2.7%
              (Cost $11,338)
  11,338    Nations Cash Reserves#...................................   $ 11,338
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $417,542*)................................   99.2%   411,215
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................    0.8%
            Cash.....................................................         13
            Receivable for Fund shares sold..........................        238
            Interest receivable......................................      5,644
            Payable for Fund shares redeemed.........................       (318)
            Investment advisory fee payable..........................        (71)
            Administration fee payable...............................        (78)
            Shareholder servicing and distribution fees payable......
                                                                              (7)
            Distributions payable....................................     (2,178)
            Accrued Trustees'/Directors' fees and expenses...........
                                                                             (26)
            Accrued expenses and other liabilities...................        (80)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................      3,137
                                                                        --------
            NET ASSETS........................................  100.0%  $414,352
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold........
                                                                        $(10,127)
            Net unrealized depreciation of investments...............     (6,327)
            Paid-in capital..........................................    430,806
                                                                        --------
            NET ASSETS...............................................   $414,352
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($398,619,963 / 41,912,119 shares outstanding).........
                                                                           $9.51
                                                                           =====
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($11,831,077 / 1,243,627 shares outstanding)...........
                                                                           $9.51
                                                                           =====
            Maximum sales charge.....................................      1.00%
            Maximum offering price per share.........................      $9.61
            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($2,913,934 / 306,290 shares outstanding)..............
                                                                           $9.51
                                                                           =====
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($986,905 / 103,736 shares outstanding)................
                                                                           $9.51
                                                                           =====

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $6,327 on investment securities was comprised of gross appreciation of $129 and gross depreciation of $6,456 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $417,542.

** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2000.

  @ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

ABBREVIATIONS:
MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 64.1%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 0.6%
 $ 3,416    Vendee Mortgage Trust,
              Series 1994-3A, Class 1H,
              6.500% 12/15/01.....................   $  3,399
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 12.5%
  46,000    6.250% 10/15/02-07/15/04..............     45,146
   1,500    6.000% 11/15/10.......................      1,489
     694    5.500% 10/15/19.......................        689
  22,667    7.000% 12/01/25-07/01/29..............     21,841
                                                     --------
                                                       69,165
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 39.1%
  97,041    6.500% 08/01/00-03/01/28..............     94,255
   1,000    5.500% 12/25/00.......................        990
  25,000    5.750% 04/15/03.......................     24,133
  14,526    7.000% 05/18/04-12/01/28..............     14,115
      79    6.250% 12/25/05.......................         79
   3,435    6.150% 03/01/08.......................      3,202
  12,754    6.270% 06/01/08.......................     11,965
   3,499    8.000% 12/01/09##.....................      3,541
   7,454    6.000% 12/01/13.......................      7,026
   4,404    9.000% 04/01/16.......................      4,618
   7,194    8.500% 04/01/17.......................      7,363
  44,624    7.500% 09/01/29##.....................     43,877
                                                     --------
                                                      215,164
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (GNMA) CERTIFICATES -- 11.9%
  10,914    6.375% 04/20/22.......................     10,998
  13,331    7.500% 02/15/24-4/15/26...............     13,277
   8,016    7.000% 01/16/28.......................      7,715
  14,006    5.500% 06/20/29.......................     13,868
  20,761    6.500% 07/15/29.......................     19,588
                                                     --------
                                                       65,446
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $360,737).....................    353,174
                                                     --------
            U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS -- 12.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.2%
   1,000    6.100% 12/29/00.......................        997
                                                     --------
            FEDERAL HOME LOAN BANK (FHLB) -- 6.7%
  38,000    5.125% 04/17/01.......................     37,371
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) -- 5.1%
  30,000    5.125% 02/13/04.......................     28,045
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $68,617)......................     66,413
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 20.0%
            U.S. TREASURY NOTES -- 18.6%
 $60,000    5.000% 04/30/01##.....................   $ 59,119
  20,000    5.750% 06/30/01.......................     19,825
  24,500    5.875% 11/30/01.......................     24,251
                                                     --------
                                                      103,195
                                                     --------
            U.S. TREASURY STRIPS -- 1.4%
   6,250    Interest only 11/15/04................      4,674
   5,000    Interest only 08/15/09................      2,786
                                                     --------
                                                        7,460
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $111,557).....................    110,655
                                                     --------
            SHORT TERM INVESTMENTS -- 0.2%
              (Cost $999)
            FEDERAL HOME LOAN BANK (FHLB) -- 0.2%
   1,000    5.650% 04/07/00.......................      1,000
                                                     --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 5.1%
              (Cost $28,256)
  28,256    Nations Cash Reserves#................     28,256
                                                     --------
            TOTAL INVESTMENTS
              (Cost $570,166*).............  101.4%   559,498
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................   (1.4)%
            Receivable for Fund shares sold.......      3,387
            Interest receivable...................      6,963
            Receivable for variation margin.......         61
            Other assets..........................         20
            Collateral on securities loaned.......     (8,762)
            Payable for Fund shares redeemed......     (1,236)
            Investment advisory fee payable.......        (95)
            Administration fee payable............       (104)
            Shareholder servicing and distribution
              fees payable........................        (16)
            Due to custodian......................        (60)
            Distributions payable.................     (2,828)
            Payable for investment securities
              purchased...........................     (4,679)
            Accrued Trustees'/Directors' fees and
              expenses............................        (40)
            Accrued expenses and other
              liabilities.........................       (115)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................     (7,504)
                                                     --------
            NET ASSETS.....................  100.0%  $551,994
                                                     ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold and futures
              contracts...........................   $(26,153)
            Net unrealized depreciation of
              investments and future contracts....    (10,558)
            Paid-in capital.......................    588,705
                                                     --------
            NET ASSETS............................   $551,994
                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Short-Intermediate Government Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                      VALUE
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($497,391,596 / 126,148,244 shares
              outstanding)........................      $3.94
                                                        =====
            PRIMARY B SHARES:
            Net asset value, offering and
              redemption price per share
              ($199,793 / 50,676 shares
              outstanding)........................      $3.94
                                                        =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($45,340,869 / 11,503,206
              shares outstanding).................      $3.94
                                                        =====
            Maximum sales charge..................      3.25%
            Maximum offering price per share......      $4.07
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($8,400,302 / 2,130,339
              shares outstanding).................      $3.94
                                                        =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($661,011 / 168,071 shares
              outstanding)........................      $3.93
                                                        =====

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $10,855 on investment securities was comprised of gross appreciation of $168 and gross depreciation of $11,023 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $570,353.

## All or a portion of security segregated as collateral for futures contracts.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $8,762.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.7%
            (Cost: $1,383)
 $ 1,383    Export Funding Trust, Series 1995-A,
              Class A,
              8.210% 12/29/06.....................   $  1,428
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 77.3%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 3.3%
     550    Asset Securitization Corporation,
              Series 1997-D5, Class A1C,
              6.750% 02/14/41.....................        523
   2,840    Commercial Mortgage Asset Trust,
              Series 1999-C1, Class A1,
              6.250% 08/17/06.....................      2,708
     725    DLJ Commercial Mortgage Corporation,
              Series 1998-CG1, Class A1B,
              6.410% 05/10/08.....................        676
     180    First Union-Lehman Brothers-Bank of
              America Commercial Mortgage, Series
              1998-C2, Class A2,
              6.560% 11/18/08.....................        170
     230    GMAC Commercial Mortgage Securities
              Inc., Series 1992-C2, Class A1,
              6.570% 09/15/33.....................        220
     650    Mortgage Capital Funding, Inc., Series
              1998-MC2, Class A2,
              6.423% 05/18/08.....................        602
  47,827    Vendee Mortgage Trust, Series 1998-1,
              Class 2, IO, .439%** 09/15/27.......        925
  43,557    Vendee Mortgage Trust, Series 1998-3,
              Class 1, IO, .304%** 03/15/29.......        599
                                                     --------
                                                        6,423
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 7.8%
     725    10.000% 07/01/01-09/01/18.............        750
   2,079    8.500% 09/01/01-09/01/20..............      2,105
     536    9.000% 02/01/02-12/01/16..............        548
     341    8.000% 08/01/07-05/01/17..............        342
      34    7.500% 08/01/08.......................         34
  10,843    6.500% 01/01/09-09/15/25..............     10,424
     820    9.500% 04/01/18-01/01/29..............        860
                                                     --------
                                                       15,063
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 36.3%
  16,356    6.000% 05/01/01-06/01/29..............     14,925
     287    8.500% 11/01/01-07/01/21..............        293
   1,132    7.000% 11/01/02-05/01/29..............      1,111
   5,600    5.625% 05/14/04.......................      5,310
  10,549    8.000% 04/01/06-11/1/29...............     10,587
   2,330    10.000% 10/01/06-04/01/20.............      2,415

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- (CONTINUED)
 $ 2,458    6.135% 08/01/08.......................   $  2,286
     332    7.500% 08/01/08-06/01/09..............        331
      75    8.250% 04/01/09.......................         76
   6,769    6.565% 07/01/16.......................      6,420
     892    9.000% 12/01/16-09/01/24..............        919
   8,012    9.500% 01/01/19-04/01/20..............      8,456
   1,762    6.990% 06/01/23.......................      1,709
   1,704    6.750% 03/18/28.......................      1,640
   9,788    5.500% 02/01/29-03/01/29..............      8,665
   4,972    6.500% 03/01/29.......................      4,666
     331    7.305%** 08/01/36.....................        342
                                                     --------
                                                       70,151
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 29.9%
     375    10.500% 08/15/00-04/15/21.............        401
     311    10.000% 09/15/00-03/15/21.............        326
      10    11.750% 09/15/00-12/15/00.............         10
     460    9.500% 02/20/01-04/20/06..............        472
      87    11.000% 03/15/01-10/20/20.............         95
     724    9.000% 06/15/01-03/15/27..............        750
     277    7.000% 02/15/09-06/15/23..............        269
   3,170    8.500% 10/15/09-02/20/29..............      3,255
  10,153    6.000% 12/15/10-07/15/29..............      9,306
      47    13.000% 01/15/11-04/15/11.............         52
  13,484    8.000% 11/15/14-11/15/29..............     13,662
   4,648    7.500% 04/15/22-12/15/25..............      4,625
  26,113    6.500% 01/15/29-08/15/29..............     24,643
                                                     --------
                                                       57,866
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $152,273).....................    149,503
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 20.1%
            U.S. TREASURY NOTES -- 13.0%
  10,500    6.250% 01/31/02.......................     10,451
   2,400    6.250% 02/28/02.......................      2,389
   3,200    6.625% 04/30/02.......................      3,206
   9,200    5.500% 01/31/03.......................      8,971
                                                     --------
                                                       25,017
                                                     --------
            U.S. TREASURY STRIPS -- 7.1%
  24,000    Interest only 02/15/20................      7,218
   6,700    Principal only 11/15/21...............      1,853
  22,600    Principal only 02/15/27...............      4,763
                                                     --------
                                                       13,834
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $37,166)......................     38,851
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Government Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

 SHARES                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 15.7%
              (Cost $30,436)
  30,436    Nations Cash Reserves#................   $ 30,436
                                                     --------
            TOTAL INVESTMENTS
              (Cost $221,258*).............  113.8%   220,218
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (13.8)%
            Receivable for investment securities
              sold................................        201
            Receivable for Fund shares sold.......      1,442
            Interest receivable...................      1,395
            Collateral on securities loaned.......    (24,428)
            Payable for Fund shares redeemed......       (817)
            Investment advisory fee payable.......        (70)
            Administration fee payable............        (36)
            Shareholder servicing and distribution
              fees payable........................        (36)
            Distributions payable.................       (988)
            Payable for investment securities
              purchased...........................     (3,208)
            Accrued Trustees'/Directors' fees and
              expenses............................        (21)
            Accrued expenses and other
              liabilities.........................       (142)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................    (26,708)
                                                     --------
            NET ASSETS.....................  100.0%  $193,510
                                                     ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income...................   $   (393)
            Accumulated net realized loss on
              investments sold....................    (28,529)
            Net unrealized depreciation of
              investments.........................     (1,040)
            Paid-in capital.......................    223,472
                                                     --------
            NET ASSETS............................   $193,510
                                                     ========


                                                      VALUE
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($108,797,847 / 11,597,854 shares
              outstanding)........................      $9.38
                                                        =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($57,485,349 / 6,134,857
              shares outstanding).................      $9.37
                                                        =====
            Maximum sales charge..................      4.75%
            Maximum offering price per share......      $9.84
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($26,988,101 / 2,876,845
              shares outstanding).................      $9.38
                                                        =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($238,416 / 25,514 shares
              outstanding)........................      $9.34
                                                        =====

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $1,040 on investment securities was comprised of gross appreciation of $1,924 and gross depreciation of $2,964 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $221,258.

** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2000.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $24,428.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations U.S. Government Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 37.9%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 14.6%
 $ 6,745    5.75% 07/15/03.........................   $  6,498
   5,283    6.00% 09/01/13.........................      4,979
                                                      --------
                                                        11,477
                                                      --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 17.9%
  15,079    6.00% 03/01/13-11/01/28................     14,125
                                                      --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA)
              CERTIFICATES -- 5.4%
   4,142    7.50% 09/15/07-04/15/29................      4,108
     129    8.00% 07/15/29.........................        131
                                                      --------
                                                         4,239
                                                      --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $31,039).......................     29,841
                                                      --------
            U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS -- 12.2%
            FEDERAL HOME LOAN BANK (FHLB) -- 1.2%
   1,000    5.13% 09/15/03.........................        943
                                                      --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) -- 11.0%
   9,505    5.75% 04/15/08.........................      8,681
                                                      --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $10,578).......................      9,624
                                                      --------
            U.S. TREASURY OBLIGATIONS -- 48.3%
            U.S. TREASURY BONDS -- 17.2%
   8,650    8.00% 11/15/21.........................     10,531
   2,940    6.13% 08/15/29.........................      2,997
                                                      --------
                                                        13,528
                                                      --------
            U.S. TREASURY NOTES -- 24.7%
   4,100    7.75% 02/15/01.........................      4,146
   2,630    5.00% 04/30/01.........................      2,591
  10,000    6.25% 01/31/02.........................      9,953
   2,755    5.88% 11/15/04.........................      2,705
                                                      --------
                                                        19,395
                                                      --------

 SHARES                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            U.S. TREASURY STRIPS -- 6.4%
 $ 1,500    Interest only 08/15/03.................   $  1,214
     500    Interest only 11/15/04.................        374
   1,700    Interest only 08/15/09.................        947
     205    Interest only 02/15/10.................        111
   7,700    Principal only 11/15/21................      2,129
   1,375    Principal only 02/15/27................        290
                                                      --------
                                                         5,065
                                                      --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $37,899).......................     37,988
                                                      --------
            INVESTMENT COMPANIES -- 34.7%
              (Cost $27,269)
  27,269    Nations Cash Reserves#.................   $ 27,269
                                                      --------
            TOTAL INVESTMENTS
              (Cost $106,785*)..............  133.1%   104,722
                                                      --------
            OTHER ASSETS AND LIABILITIES
              (NET).........................  (33.1)%
            Receivable for investment securities
              sold.................................      1,413
            Receivable for Fund shares sold........        328
            Interest receivable....................      1,025
            Collateral on securities loaned........    (27,160)
            Payable for Fund shares redeemed.......       (210)
            Investment advisory fee payable........        (29)
            Administration fee payable.............        (15)
            Shareholder servicing and distribution
              fees payable.........................         (8)
            Distributions payable..................       (346)
            Payable for investment securities
              purchased............................       (967)
            Accrued Trustees'/Directors' fees and
              expenses.............................        (16)
            Accrued expenses and other
              liabilities..........................        (46)
                                                      --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................    (26,031)
                                                      --------
            NET ASSETS......................  100.0%  $ 78,691
                                                      ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income....   $     20
            Accumulated net realized loss on
              investments sold.....................     (5,280)
            Net unrealized depreciation of
              investments..........................     (2,063)
            Paid-in capital........................     86,014
                                                      --------
            NET ASSETS.............................   $ 78,691
                                                      ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations U.S. Government Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                       VALUE
--------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($67,775,773 / 7,124,431 shares
              outstanding).........................      $9.51
                                                         =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($2,139,017 / 224,851
              shares outstanding)..................      $9.51
                                                         =====
            Maximum sales charge...................      4.75%
            Maximum offering price per share.......      $9.98
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($7,673,491 / 806,696 shares
              outstanding).........................      $9.51
                                                         =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($1,102,879 / 115,935 shares
              outstanding).........................      $9.51
                                                         =====

---------------

* Federal Income Tax Information: Net unrealized depreciation of $2,063 on investment securities was comprised of gross appreciation of $390 and gross depreciation of $2,453 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $106,785.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $27,160.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Intermediate Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                      VALUE
                                                      (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.5%
            Investment in Nations Master
              Investment Trust, Intermediate Bond
              Master Portfolio*...................   $90,103
                                                     -------
            TOTAL INVESTMENTS..............   99.5%   90,103
                                                     -------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    0.5%
            Receivable for Fund shares sold.......     1,022
            Receivable from administrator.........        39
            Payable for Fund shares redeemed......      (574)
            Shareholder servicing and distribution
              fees payable........................       (14)
            Accrued Trustees'/Directors' fees and
              expenses............................       (16)
            Accrued expenses and other
              liabilities.........................       (40)
                                                     -------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................       417
                                                     -------
            NET ASSETS.....................  100.0%  $90,520
                                                     =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $    12
            Accumulated net realized loss on
              investment sold.....................    (1,633)
            Net unrealized depreciation of
              investment..........................    (3,078)
            Paid-in capital.......................    95,219
                                                     -------
            NET ASSETS............................   $90,520
                                                     =======

                                                      VALUE
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($18,364,838 / 2,012,280 shares
              outstanding)........................     $9.13
                                                       =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($45,206,581 / 4,941,459
              shares outstanding).................     $9.15
                                                       =====
            Maximum sales charge..................     3.25%
            Maximum offering price per share......     $9.46
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($256,238 / 28,068 shares
              outstanding)........................     $9.13
                                                       =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($15,100 / 1,621 shares
              outstanding)........................     $9.32
                                                       =====
            SEAFIRST SHARES:
            Net asset value, offering and
              redemption price per share
              ($26,677,646 / 2,561,253 shares
              outstanding)........................    $10.42
                                                      ======

---------------

* The financial statements of the Intermediate Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Investment Grade Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 7.5%
            ASSET-BACKED -- AUTO LOANS -- 3.2%
$ 25,000    Distribution Financial Services RV Trust, Series 1999-1,
              Class A4,
              5.84% 04/15/09.........................................   $   24,346
  10,000    Ford Credit Auto Owner Trust, Series 1997-B, Class CTFS,
              6.65% 04/15/03.........................................        9,878
  15,000    Ford Credit Auto Owner Trust, Series 1998-A, Class B,
              5.95% 10/15/02.........................................       14,751
  11,625    Premier Auto Trust, Series 1998-1, Class B,
              5.92% 10/06/04.........................................       11,294
                                                                        ----------
                                                                            60,269
                                                                        ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 1.4%
  15,000    Metris Master Trust, Series 1997-1, Class B,
              7.11% 10/20/05.........................................       14,789
  10,000    World Financial Network Credit Card Master Trust, Series
              1996-B, Class A,
              6.95% 04/15/06.........................................        9,951
                                                                        ----------
                                                                            24,740
                                                                        ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 2.9%
   8,541    Amresco Residential Securities Mortgage Loan Trust,
              Series 1996-2, Class A1,
              7.43% 05/25/27.........................................        8,392
  10,905    First Alliance Mortgage Loan Trust, Series 1994-2, Class
              A1,
              7.63% 07/25/25.........................................       10,899
   3,934    First Plus Home Loan Trust, Series 1997-3, Class A4,
              6.80% 03/10/12.........................................        3,924
  14,411    First Plus Home Loan Trust, Series 1997-4, Class A4,
              6.57% 04/10/13.........................................       14,353
  14,903    IMC Home Equity Loan Trust, Series 1997-7, Class A3,
              6.54% 11/20/12.........................................       14,772
       5    The Money Store Home Equity Trust, Series 1993-D, Class
              A2,
              5.07% 02/15/18.........................................            5
                                                                        ----------
                                                                            52,345
                                                                        ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $140,258)........................................      137,354
                                                                        ----------
            CORPORATE BONDS AND NOTES -- 29.7%
            AEROSPACE AND DEFENSE -- 0.6%
  12,500    Raytheon Company,
              6.75% 08/15/07.........................................       11,623
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.7%
$ 13,635    Delphi Automotive Systems Corporation,
              6.13% 05/01/04.........................................   $   12,847
                                                                        ----------
            BANKING AND FINANCE -- 9.7%
   1,000    Abbey National plc,
              6.69% 10/17/05.........................................          953
  20,000    Banponce Financial Corporation, MTN,
              6.55% 10/10/00.........................................       19,950
  14,000    Capital One Bank,
              6.65% 03/15/04.........................................       13,431
  12,500    FCB/NC Capital Trust I, Gtd. Notes,
              8.05% 03/01/28.........................................       10,703
  18,000    Finova Capital Corporation,
              7.25% 11/08/04.........................................       17,138
   1,500    First Union Corporation,
              7.70% 02/15/05.........................................        1,509
  25,500    Goldman Sachs Group, LP,
              6.63% 12/01/04@........................................       24,652
  17,985    Heller Financial, Inc.,
              6.00% 03/19/04.........................................       17,008
  20,495    Lehman Brothers Holdings Inc.,
              6.63% 04/01/04.........................................       19,740
  18,175    Newcourt Credit Group Inc.,
              6.88% 02/16/05.........................................       17,661
  15,000    Salomon Smith Barney Holdings, Inc.,
              6.25% 05/15/03.........................................       14,528
  15,000    Union Planters Capital Trust,
              8.20% 12/15/26.........................................       13,143
   8,500    Wilmington Trust Corporation,
              6.63% 05/01/08.........................................        7,900
                                                                        ----------
                                                                           178,316
                                                                        ----------
            BEVERAGES -- 0.9%
  18,000    J. Seagram & Sons, Inc.,
              7.60% 12/15/28.........................................       16,573
                                                                        ----------
            CHEMICALS -- SPECIALTY -- 0.4%
   6,750    Equistar Chemicals, L.P.,
              8.50% 02/15/04.........................................        6,598
                                                                        ----------
            ELECTRIC POWER -- 0.9%
  18,250    Dominion Capital Trust I,
              7.83% 12/01/27.........................................       16,544
                                                                        ----------
            ENERGY -- 1.1%
  21,200    PDV America Inc., Gtd. Sr. Notes,
              7.88% 08/01/03.........................................       19,938
                                                                        ----------
            ENTERTAINMENT -- 1.4%
  25,000    Time Warner Inc.,
              8.11% 08/15/06.........................................       25,648
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Investment Grade Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 2.9%
$ 16,000    Bear Stearns Companies Inc.,
              7.63% 02/01/05.........................................   $   15,967
   2,800    DaimlerChrysler NA Holdings,
              6.90% 09/01/04.........................................        2,749
  19,550    Ford Motor Credit Company,
              7.50% 03/15/05.........................................       19,562
   9,700    Paine Webber Group, Inc.,
              6.38% 05/15/04.........................................        9,280
   5,550    Washington Mutual, Inc.,
              7.50% 08/15/06.........................................        5,464
                                                                        ----------
                                                                            53,022
                                                                        ----------
            GAS -- 0.4%
   7,000    Williams Companies, Inc.,
              6.50% 08/01/06.........................................        6,546
                                                                        ----------
            HEALTHCARE -- 0.5%
  10,615    HEALTHSOUTH Corporation,
              Sr. Notes,
              6.88% 06/15/05.........................................        9,264
                                                                        ----------
            INDUSTRIAL -- 3.8%
  10,000    Blount Inc.,
              7.00% 06/15/05.........................................        8,625
  13,000    Comdisco, Inc.,
              6.13% 08/01/01.........................................       12,802
  11,675    Georgia-Pacific Corporation,
              9.88% 11/01/21.........................................       12,383
  12,875    Tyco International Group SA,
              6.38% 06/15/05.........................................       12,076
  18,000    USA Waste Services Inc.,
              7.00% 07/15/28.........................................       13,500
  10,818    Xerox Capital Trust I, Gtd. Notes,
              8.00% 02/01/27.........................................        9,748
                                                                        ----------
                                                                            69,134
                                                                        ----------
            MEDIA -- 0.9%
  18,360    British Sky Broadcasting Group plc,
              6.88% 02/23/09.........................................       16,441
                                                                        ----------
            OIL -- DOMESTIC -- 1.0%
  19,300    Occidental Petroleum Corporation,
              Sr. Notes,
              7.65% 02/15/06.........................................       18,973
                                                                        ----------
            PROFESSIONAL SERVICES -- 0.4%
  12,440    Service Corporation International,
              6.30% 03/15/03.........................................        6,593
                                                                        ----------
            RETAIL -- FOOD -- 0.7%
  13,000    Safeway Inc., Sr. Notes,
              7.00% 09/15/07.........................................       12,471
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            RETAIL -- GENERAL -- 0.3%
$  6,000    J. C. Penney Company, Inc.,
              7.40% 04/01/37.........................................   $    5,284
                                                                        ----------
            TELECOMMUNICATIONS -- 1.2%
  19,630    Sprint Capital Corporation,
              5.88% 05/01/04.........................................       18,568
   3,900    Vodafone AirTouch plc,
              7.63% 02/15/05@........................................        3,936
                                                                        ----------
                                                                            22,504
                                                                        ----------
            TRANSPORTATION -- 1.9%
  15,750    ERAC USA Finance Company,
              6.95% 03/01/04@........................................       15,314
  19,500    ERAC USA Finance Company,
              6.63% 02/15/05@........................................       18,678
                                                                        ----------
                                                                            33,992
                                                                        ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $572,596)........................................      542,311
                                                                        ----------
            FOREIGN BONDS AND NOTES -- 3.5%
   3,000    AT&T Canada Inc.,
              8.35%*** 06/15/08......................................        2,397
  16,000    AT&T Canada Inc., Sr. Notes,
              7.65% 09/15/06.........................................       16,042
  20,000    Banco Latinoamericano,
              7.20% 05/28/02@........................................       19,568
  10,000    Enterprise Oil plc,
              6.70% 09/15/07.........................................        9,372
  13,000    Skandinaviska Enskilda,
              8.13% 09/06/49@........................................       12,414
   4,305    Tyco International Group SA,
              6.88% 01/15/29.........................................        3,703
                                                                        ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $66,063).........................................       63,496
                                                                        ----------
            MORTGAGE-BACKED SECURITIES -- 48.8%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 17.7%
  24,150    Commercial Mortgage Asset Trust, Series 1999-C1, Class
              A3,
              6.64% 09/17/10.........................................       22,603
  31,260    CS First Boston Mortgage Securities Corporation, Series
              1998-C1, Class A1B,
              6.48% 05/17/08##.......................................       29,117
  20,000    DLJ Commercial Mortgage Corporation, Series 1998-CG1,
              Class A1B,
              6.41% 05/10/08##.......................................       18,657
  30,000    DLJ Commercial Mortgage Corporation, Series 1999-CG1,
              Class A1B,
              6.46% 01/10/09##.......................................       27,959
   6,100    DLJ Commercial Mortgage Corporation, Series 1999-CG2,
              Class A1B,
              7.30% 06/10/09.........................................        5,989
   9,885    GMAC Commercial Mortgage Securities Inc., Series 1997-C2,
              Class A3,
              6.57% 11/15/07##.......................................        9,251

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Investment Grade Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
$ 31,000    GMAC Commercial Mortgage Securities Inc., Series 1998-C2,
              Class A2,
              6.42% 08/15/08##.......................................   $   28,870
  30,000    GMAC Commercial Mortgage Securities Inc., Series 1999-C1,
              Class A2,
              6.18% 05/15/33.........................................       27,338
  13,000    Heller Financial Commercial Mortgage Asset Corporation,
              Series 2000-PH1, Class A2,
              7.75% 11/15/09.........................................       13,178
 108,375    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4, Class X, Interest only,
              1.25%** 12/26/28.......................................        5,910
  13,150    JP Morgan Commercial Mortgage Finance Corporation, Series
              1999-C7, Class A2,
              6.51% 10/15/35.........................................       12,288
  31,706    Morgan Stanley Capital Trust I, Series 1999-WF1, Class
              A2,
              6.21% 09/15/08##.......................................       29,247
   1,000    Mortgage Capital Funding, Inc., Series 1998-MC2, Class
              A2,
              6.42% 05/18/08.........................................          927
  30,000    Nomura Asset Securities Corporation, Series 1998-D6,
              Class A1B,
              6.59% 03/17/28##.......................................       28,107
  31,000    Prudential Securities Secured Financing Corporation,
              Series 1998-C1, Class A1B,
              6.51% 07/15/08##.......................................       28,990
  30,750    Prudential Securities Secured Financing Corporation,
              Series 1999-NRF1, Class A2,
              6.48% 01/15/09##.......................................       28,649
   4,666    Salomon Brothers Mortgage Securities, Series 2000-NL1,
              Class A1,
              6.60% 04/15/08@........................................        4,484
                                                                        ----------
                                                                           321,564
                                                                        ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 1.2%
      42    9.00% 06/01/01-01/01/05..................................           42
     430    8.00% 11/01/09-04/01/10..................................          436
   1,510    6.50% 04/01/11-10/01/12..................................        1,463
   1,874    8.50% 11/01/26...........................................        1,911
  19,362    7.00% 12/01/26-07/01/28..................................       18,650
                                                                        ----------
                                                                            22,502
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            FEDERAL HOUSING AUTHORITY (FHA) CERTIFICATES -- 1.5%
$    383    6.75% 01/01/40 TBA.......................................   $      352
   8,730    6.75% 01/01/40...........................................        8,018
     237    6.85% 01/01/40 TBA.......................................          218
   6,158    7.00% 01/01/40...........................................        5,775
     259    7.00% 01/01/40 TBA.......................................          243
   4,278    6.85% 02/01/40...........................................        3,946
   2,779    6.53% 10/01/40 TBA.......................................        2,495
   7,017    6.53% 10/01/40...........................................        6,300
                                                                        ----------
                                                                            27,347
                                                                        ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 21.3%
  10,000    5.38% 03/15/02...........................................        9,719
   5,000    5.75% 04/15/03...........................................        4,827
  44,162    8.00% 12/01/09-11/01/29..................................       44,374
 130,661    7.00% 10/01/11-10/01/29##................................      125,703
 128,434    6.50% 03/01/13-07/01/29..................................      122,490
  26,286    7.50% 09/01/29...........................................       25,846
  57,410    6.50% 04/01/30(a)........................................       53,831
                                                                        ----------
                                                                           386,790
                                                                        ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 7.1%
       3    11.00% 11/15/00..........................................            3
   4,270    6.55% 03/15/01...........................................        3,897
     360    6.55% 03/15/01(a)........................................          329
   4,467    6.75% 09/15/01...........................................        4,095
   7,698    6.75% 09/15/01(a)........................................        7,058
   5,411    6.60% 11/15/01...........................................        4,951
     888    6.60% 11/5/01(a).........................................          812
      35    13.00% 01/15/11-02/15/11.................................           40
   6,784    8.00% 05/15/17-11/01/23..................................        6,840
     109    9.00% 07/15/17...........................................          113
  37,694    7.50% 12/15/23-07/20/28..................................       37,422
   1,653    8.50% 02/15/25...........................................        1,701
  37,750    6.50% 09/01/27-05/15/28..................................       35,567
  27,295    7.00% 07/15/28...........................................       26,469
                                                                        ----------
                                                                           129,297
                                                                        ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $932,501)........................................      887,500
                                                                        ----------
            U.S. TREASURY OBLIGATIONS -- 7.0%
            U.S. TREASURY NOTES -- 3.1%
  59,000    5.38% 06/30/03...........................................       57,202
                                                                        ----------
            U.S. TREASURY STRIPS -- 3.9%
  37,000    Interest only 08/15/19...................................       11,426
 180,450    Principal only 11/15/21..................................       49,912
  46,135    Principal only 02/15/27..................................        9,723
                                                                        ----------
                                                                            71,061
                                                                        ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $124,402)........................................      128,263
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Investment Grade Bond Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

 SHARES                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 9.0%
              (Cost $165,043)
 165,043    Nations Cash Reserves#...................................   $  165,043
                                                                        ----------
            TOTAL INVESTMENTS
              (Cost $2,000,863*)..............................  105.5%   1,923,967
                                                                        ----------
            OTHER ASSETS AND LIABILITIES (NET)................   (5.5)%
            Cash.....................................................           98
            Receivable for investment securities sold................        9,641
            Receivable for Fund shares sold..........................       10,338
            Interest receivable......................................       16,932
            Receivable for variation margin..........................          689
            Collateral on securities loaned..........................      (52,163)
            Payable for Fund shares redeemed.........................       (4,983)
            Investment advisory fee payable..........................         (616)
            Administration fee payable...............................         (338)
            Shareholder servicing and distribution fees payable......          (11)
            Distributions payable....................................      (10,093)
            Payable for investment securities purchased..............      (69,085)
            Accrued Trustees'/Directors' fees and expenses...........          (63)
            Accrued expenses and other liabilities...................         (409)
                                                                        ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (100,063)
                                                                        ----------
            NET ASSETS........................................  100.0%  $1,823,904
                                                                        ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold and
              futures contracts......................................   $  (24,948)
            Net unrealized depreciation of investments and futures
              contracts..............................................      (77,610)
            Paid-in capital..........................................    1,926,462
                                                                        ----------
            NET ASSETS...............................................   $1,823,904
                                                                        ==========

                                                                          VALUE
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,793,912,733 / 191,511,837 shares outstanding)......        $9.37
                                                                             =====
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($23,420,528 / 2,500,235 shares outstanding)...........        $9.37
                                                                             =====
            Maximum sales charge.....................................        3.25%
            Maximum offering price per share.........................        $9.68
            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($5,636,927 / 601,794 shares outstanding)..............        $9.37
                                                                             =====
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($934,032 / 99,726 shares outstanding).................        $9.37
                                                                             =====

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $78,873 on investment securities was comprised of gross appreciation of $4,519 and gross depreciation of $83,392 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $2,002,840.

 ## All or a portion of security segregated as collateral for futures contracts and TBA.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2000.

*** Zero coupon security. The rate shown reflects the yield to maturity.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $52,163.

 (a) TBA -- Securities purchased on a forward commitment basis.

ABBREVIATIONS:

MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 74.9%
            AEROSPACE AND DEFENSE -- 2.4%
 $   719    Allied Signal,
              9.065% 06/01/33......................  $    826
   2,000    Lockheed Martin Corporation,
              7.750% 05/01/26......................     1,867
   2,500    Raytheon Company,
              6.750% 08/15/07......................     2,325
                                                     --------
                                                        5,018
                                                     --------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.4%
   3,350    Federal-Mogul Corporation,
              7.500% 07/01/04......................     2,906
                                                     --------
            BANKING AND FINANCE -- 11.1%
   2,500    Capital One Bank,
              6.650% 03/15/04......................     2,398
   3,500    FCB/NC Capital Trust I, Gtd. Notes,
              8.050% 03/01/28......................     2,997
   2,200    Finova Capital Corporation,
              7.250% 11/08/04......................     2,095
   2,500    First Union Corporation,
              7.700% 02/15/05......................     2,515
   3,775    Golden State Holdings, Escrow
              Corporation,
              7.000% 08/01/03......................     3,534
     500    MCN Investment Corporation,
              6.890% 01/16/02......................       492
   2,900    Newcourt Credit Group Inc.,
              6.875% 02/16/05......................     2,818
   3,925    Popular, Inc., MTN,
              6.375% 09/15/03......................     3,778
   2,750    Wilmington Trust Corporation,
              6.625% 05/01/08......................     2,556
                                                     --------
                                                       23,183
                                                     --------
            BEVERAGES -- 1.2%
   2,500    J. Seagram & Sons, Inc.,
              6.625% 12/15/05......................     2,375
                                                     --------
            BROKERAGE SERVICES -- 3.0%
   2,500    Lehman Brothers Inc.,
              11.625% 05/15/05.....................     2,931
   3,300    Morgan Stanley Finance plc, Gtd. Sub.
              Deb.,
              8.030% 02/28/17......................     3,348
                                                     --------
                                                        6,279
                                                     --------
            CHEMICALS -- SPECIALTY -- 1.5%
   3,110    Equistar Chemicals, L.P.,
              8.500% 02/15/04......................     3,040
                                                     --------
            ELECTRIC POWER -- 2.6%
   2,420    CMS Energy Corporation,
              8.125% 05/15/02......................     2,385
     500    Consumers Energy Company,
              6.200% 05/01/03......................       476
   2,775    Dominion Capital Trust I,
              7.830% 12/01/27......................     2,516
                                                     --------
                                                        5,377
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ENERGY -- 7.2%
 $ 2,480    Barrett Resources Corporation, Sr.
              Notes,
              7.550% 02/01/07......................  $  2,317
   2,000    Occidental Petroleum Corporation, Sr.
              Deb.,
              10.125% 09/15/09.....................     2,267
   3,635    Occidental Petroleum Corporation, Sr.
              Deb.,
              9.250% 08/01/19......................     4,023
   5,430    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03##....................     5,106
   1,125    PDV America, Inc., Gtd. Sr. Notes,
              7.750% 08/01/00......................     1,118
                                                     --------
                                                       14,831
                                                     --------
            ENTERTAINMENT -- 3.1%
   1,500    Paramount Communications, Inc.
              8.250% 08/01/22......................     1,466
   2,750    Paramount Communications, Inc.
              7.500% 07/15/23......................     2,477
   2,300    Time Warner Inc.,
              8.110% 08/15/06......................     2,360
                                                     --------
                                                        6,303
                                                     --------
            FINANCIAL SERVICES -- 2.1%
   2,500    Ford Motor Credit Company,
              7.500% 03/15/05##....................     2,502
   2,000    Paine Webber Group, Inc.,
              6.375% 05/15/04......................     1,913
                                                     --------
                                                        4,415
                                                     --------
            FOREST AND PAPER PRODUCTS -- 1.8%
   4,200    Georgia-Pacific Group,
              7.250% 06/01/28......................     3,708
                                                     --------
            GAS -- 1.6%
   3,300    Louis Dreyfus Natural Gas Corporation,
              Sr. Sub. Notes,
              9.250% 06/15/04......................     3,275
                                                     --------
            HEALTHCARE -- 2.9%
   3,475    Healthsouth Corporation,
              7.000% 06/15/08......................     2,932
   3,180    Tenet Healthcare, Inc.,
              7.875% 01/15/03##....................     3,044
                                                     --------
                                                        5,976
                                                     --------
            INDUSTRIAL -- 7.6%
   3,245    Allied Waste North America, Inc.,
              7.625% 01/01/06......................     2,645
   1,650    American Standard Inc.,
              7.375% 04/15/05......................     1,526
   3,805    Blount Inc.,
              7.000% 06/15/05......................     3,282
   3,700    Coltec Industries Inc.,
              7.500% 04/15/08......................     3,607
   2,600    Fisher Scientific International, Sr.
              Notes,
              7.125% 12/15/05##....................     2,249
   2,500    Waste Management, Inc.,
              6.500% 12/15/02......................     2,307
                                                     --------
                                                       15,616
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INSURANCE -- 2.5%
 $ 3,000    Conseco Finance Trust III,
              8.796% 04/01/27##....................  $  2,503
   2,620    Jefferson-Pilot Capital Trust B,
              8.285% 03/01/46@.....................     2,597
                                                     --------
                                                        5,100
                                                     --------
            MACHINERY AND EQUIPMENT -- 0.2%
     375    Thermo Electron Corporation,
              7.625% 10/30/08......................       354
                                                     --------
            MANUFACTURING -- 4.2%
   4,500    BWAY Corporation, Sr. Sub. Notes,
              10.250% 04/15/07##...................     4,062
   3,350    Owens-Illinois, Inc.,
              7.850% 05/15/04......................     3,285
   1,625    Westpoint Stevens Inc.,
              7.875% 06/15/05......................     1,316
                                                     --------
                                                        8,663
                                                     --------
            MEDIA -- 4.2%
   2,200    British Sky Broadcasting Group plc,
              6.875% 02/23/09......................     1,970
   2,190    Lenfest Communications, Inc.,
              10.500% 06/15/06##...................     2,409
   4,735    PRIMEDIA Inc.,
              7.625% 04/01/08......................     4,273
                                                     --------
                                                        8,652
                                                     --------
            MEDICAL SERVICES -- 1.1%
   2,475    Beckman Coulter, Inc.,
              7.450% 03/04/08......................     2,243
                                                     --------
            OIL -- DOMESTIC -- 0.6%
   1,235    Conoco Inc., Class A,
              5.900% 04/15/04......................     1,175
                                                     --------
            RETAIL -- FOOD -- 1.0%
   2,145    Safeway Inc.,
              7.250% 09/15/04......................     2,132
                                                     --------
            TELECOMMUNICATIONS -- 6.4%
   2,500    CSC Holdings, Inc.,
              8.125% 07/15/09......................     2,451
   2,000    Jones Intercable Inc., Sr. Notes,
              9.625% 03/15/02##....................     2,064
   4,500    Rogers Cablesystems Limited, Deb.,
              10.000% 12/01/07.....................     4,692
   2,100    Sprint Capital Corporation,
              6.875% 11/15/28......................     1,883
   2,100    Vodafone AirTouch plc,
              7.625% 02/15/05@.....................     2,119
                                                     --------
                                                       13,209
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            TRANSPORTATION -- 4.0%
 $ 4,025    ERAC USA Finance Company,
              6.625% 02/15/05@.....................  $  3,855
   3,950    Federal Express Corporation, Notes,
              9.650% 06/15/12......................     4,380
                                                     --------
                                                        8,235
                                                     --------
            UTILITIES -- TELEPHONE -- 1.2%
   2,500    LCI International, Inc.,
              7.250% 06/15/07......................     2,435
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $162,643)......................   154,500
                                                     --------
            FOREIGN BONDS AND NOTES -- 5.2%
   2,200    AT&T Canada Inc., Sr. Notes,
              7.650% 09/15/06......................     2,206
     375    Banco Latinoamericano,
              7.200% 05/28/02@.....................       367
   2,500    Corp Andina De Fomento,
              7.750% 03/01/04......................     2,462
   2,200    Tyco International Group SA,
              6.875% 01/15/29......................     1,892
   4,500    United Mexican States, Sr. Notes,
              6.250% 12/31/19......................     3,825
                                                     --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $10,188).......................    10,752
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 13.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 0.9%
   2,000    5.500% 05/15/02........................     1,943
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 12.4%
  11,000    5.250% 01/15/09........................     9,627
   8,000    6.625% 09/15/09........................     7,694
   9,110    6.250% 05/15/29........................     8,213
                                                     --------
                                                       25,534
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $27,342).......................    27,477
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 2.7%
            U.S. TREASURY STRIPS -- 2.7%
   5,350    Interest only 08/15/09.................     2,981
   9,725    Principal only 11/15/21................     2,690
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $5,481)........................     5,671
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

 SHARES                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 9.7%
            (Cost $20,093)
  20,093    Nations Cash Reserves#................   $ 20,093
                                                     --------
            TOTAL INVESTMENTS
              (Cost $225,747*).............  105.8%   218,493
                                                     --------
            OTHER ASSETS AND
              LIABILITIES (NET)............   (5.8)%
            Cash..................................         43
            Receivable for Fund shares sold.......        826
            Interest receivable...................      3,701
            Variation margin/due to broker........        (66)
            Collateral on securities loaned.......    (13,379)
            Payable for Fund shares redeemed......       (469)
            Investment advisory fee payable.......        (42)
            Administration fee payable............        (39)
            Shareholder servicing and distribution
              fees payable........................        (57)
            Distributions payable.................     (1,214)
            Payable for investment securities
              purchased...........................     (1,172)
            Accrued Trustees'/Directors' fees and
              expenses............................        (27)
            Accrued expenses and other
              liabilities.........................       (122)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................    (12,017)
                                                     --------
            NET ASSETS.....................  100.0%  $206,476
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $     21
            Accumulated net realized loss on
              investments sold and futures
              contracts...........................    (18,280)
            Net unrealized depreciation of
              investments and futures contracts...     (7,366)
            Paid-in capital.......................    232,101
                                                     --------
            NET ASSETS............................   $206,476
                                                     ========


                                                      VALUE
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($118,457,476 / 12,435,387 shares
              outstanding)........................      $9.53
                                                        =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($30,869,852 / 3,243,024
              shares outstanding).................      $9.52
                                                        =====
            Maximum sales charge..................      4.75%
            Maximum offering price per share......     $10.00
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($55,945,973 / 5,873,945
              shares outstanding).................      $9.52
                                                        =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($1,202,438 / 126,355 shares
              outstanding)........................      $9.52
                                                        =====

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $7,329 on investment securities was comprised of gross appreciation of $1,346 and gross depreciation of $8,675 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $225,822.

## All or a portion of security segregated as collateral for future contracts.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $13,379.

   ABBREVIATIONS:
   MTN -- Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations High Yield Bond Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                       VALUE
                                                       (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 95.6%
            Investment in Nations Master Investment
              Trust, High Yield Bond Master
              Portfolio*...........................   $12,665
                                                      -------
            TOTAL INVESTMENTS...............   95.6%   12,665
                                                      -------
            OTHER ASSETS AND LIABILITIES
              (NET).........................    4.4%
            Receivable for Fund shares sold........       516
            Receivable from administrator..........       113
            Shareholder servicing and distribution
              fees payable.........................        (2)
            Accrued Trustees'/Directors' fees and
              expenses.............................        (2)
            Accrued expenses and other
              liabilities..........................       (40)
                                                      -------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................       585
                                                      -------
            NET ASSETS......................  100.0%  $13,250
                                                      =======
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on
              investment sold......................   $    36
            Net unrealized depreciation of
              investment...........................      (170)
            Paid-in capital........................    13,384
                                                      -------
            NET ASSETS.............................   $13,250
                                                      =======


                                                       VALUE
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($9,393,269 / 948,368 shares
              outstanding).........................     $9.90
                                                        =====
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($371,256 / 37,562 shares
              outstanding).........................     $9.88
                                                        =====
            Maximum sales charge...................     4.75%
            Maximum offering price per share.......    $10.37
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($3,425,894 / 346,779 shares
              outstanding).........................     $9.88
                                                        =====
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($59,270 / 6,006 shares
              outstanding).........................     $9.87
                                                        =====

---------------

* The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [This page intentionally left blank.]

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the period ended March 31, 2000

                                                                                       SHORT-
                                                                  SHORT-TERM        INTERMEDIATE        GOVERNMENT
                                                                    INCOME           GOVERNMENT         SECURITIES
                                                                ------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $       26,711     $       36,628     $       14,331
Interest allocated from Portfolio+..........................                --                 --                 --
Dividends...................................................                --                 --                 --
Dividends allocated from Portfolio+.........................                --                 --                 --
Securities lending income...................................                --*               302                 52
Expenses allocated from Portfolio+..........................                --                 --                 --
Fees waived by investment advisor...........................                --                 --                 --
                                                                --------------     --------------     --------------
    Total investment income.................................            26,711             36,930             14,383
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................             1,419              2,033              1,050
Administration fee..........................................               871              1,234                433
Transfer agent fees.........................................               173                250                 90
Custodian fees..............................................                31                 44                 40
Legal and audit fees........................................                91                 88                100
Registration and filing fees................................                34                 45                 44
Trustees'/Directors' fees and expenses......................                19                 19                 19
Interest expense............................................                --                 --                 --*
Other.......................................................                --                132                 70
                                                                --------------     --------------     --------------
    Subtotal................................................             2,638              3,845              1,846
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --                  1                 --
  Investor A Shares.........................................                35                129                151
  Investor B Shares.........................................                38                 95                303
  Investor C Shares.........................................                12                  9                  4
  Seafirst Shares...........................................                --                 --                 --
                                                                --------------     --------------     --------------
    Total expenses..........................................             2,723              4,079              2,304
Fees waived by investment advisor, administrator and/or
  distributor...............................................              (546)              (309)              (245)
Fees reduced by credits allowed by the custodian............                (3)                (3)                (2)
                                                                --------------     --------------     --------------
    Net expenses............................................             2,174              3,767              2,057
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME.......................................            24,537             33,163             12,326
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................            (4,546)           (13,788)           (11,283)
  Security transactions allocated from Portfolio+...........                --                 --                 --
  Futures contracts.........................................                --                 --                 --
Foreign currency allocated from Portfolio+..................                --                 --                 --
                                                                --------------     --------------     --------------
Net realized and gain/(loss) on investments.................            (4,546)           (13,788)           (11,283)
                                                                --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................            (7,482)           (10,066)               527
  Securities allocated from Portfolio+......................                --                 --                 --
  Futures contracts.........................................                --                110                 --
                                                                --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (7,482)            (9,956)               527
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) of investments......           (12,028)           (23,744)           (10,756)
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $       12,509     $        9,419     $        1,570
                                                                ==============     ==============     ==============

---------------

  * Amount represents less than $500.

  + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively.

 (a) Represents financial information for the Pacific Horizon Intermediate Bond Fund, which was reorganized into Intermediate Bond on May 21, 1999.

 (b) High Yield Bond commenced operations on February 14, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                            INTERMEDIATE BOND
                     -------------------------------
                     FOR THE PERIOD   FOR THE PERIOD
         U.S.         MAY 15, 1999    MARCH 1, 1999      INVESTMENT
      GOVERNMENT      TO MARCH 31,      TO MAY 14,         GRADE          STRATEGIC        HIGH YIELD
         BOND             2000           1999(a)            BOND            INCOME          BOND(B)
-------------------------------------------------------------------------------------------------------
    $        5,800   $           --   $           --   $      122,527   $       18,824   $           --
                --            5,344            1,190               --               --              118
                --               --               --              768               --               --
                --               --               --               --               --                1
                89               --               --               87               13               --
                --             (437)             (75)              --               --              (16)
                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             5,889            4,907            1,115          123,382           18,837              103
    --------------   --------------   --------------   --------------   --------------   --------------
               507               --               --            7,645            1,294               --
               201              135               30            3,718              502                3
                44               46                8              718              109               13
                15               --                8              115               21               --
               103               65               --*              77               88               26
                28               91               28               37               42               74
                19               19               --               19               19                3
                --*              --               --               --               --*              --
                80               58               22               --              163               28
    --------------   --------------   --------------   --------------   --------------   --------------
               997              414               96           12,329            2,238              147
                --               --               --               --               --               --
                 6              103               32               70               81               --*
                78                1               --               60              641                2
                13                1                1               11               15               --*
                --               64               17               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             1,094              583              146           12,470            2,975              149
              (137)            (223)             (14)            (229)            (497)            (149)
                (4)              --               --              (32)              (3)              --
    --------------   --------------   --------------   --------------   --------------   --------------
               953              360              132           12,209            2,475               --
    --------------   --------------   --------------   --------------   --------------   --------------
             4,936            4,547              983          111,173           16,362              103
    --------------   --------------   --------------   --------------   --------------   --------------
            (5,280)              --               --          (24,412)         (17,333)              --
                --           (1,524)            (101)              --               --               36
                --               --               --             (294)             (33)              --
                --               --               --               --               --               --*
    --------------   --------------   --------------   --------------   --------------   --------------
            (5,280)          (1,524)            (101)         (24,706)         (17,366)              36
    --------------   --------------   --------------   --------------   --------------   --------------
              (890)              --               --          (68,544)          (2,358)              --
                --           (1,680)            (230)              --               --             (170)
                --               --               --             (714)            (112)              --
    --------------   --------------   --------------   --------------   --------------   --------------
              (890)          (1,680)            (230)         (69,258)          (2,470)            (170)
    --------------   --------------   --------------   --------------   --------------   --------------
            (6,170)          (3,204)            (331)         (93,964)         (19,836)            (134)
    --------------   --------------   --------------   --------------   --------------   --------------
    $       (1,234)  $        1,343   $          652   $       17,209   $       (3,474)  $          (31)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                SHORT-TERM INCOME              SHORT-INTERMEDIATE GOVERNMENT
                                                         -------------------------------       ------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           3/31/00            3/31/99            3/31/00           3/31/99
                                                          -----------------------------------------------------------------
(IN THOUSANDS)
Net investment income...............................    $       24,537     $       24,445     $       33,163    $       36,822
Net realized gain/(loss) on investments.............            (4,546)               647            (13,788)              674
Net realized gain/(loss) on investments allocated
  from Portfolio+...................................                --                 --                 --                --
Net change in unrealized appreciation/(depreciation)
  of investments....................................            (7,482)               120             (9,956)           (3,584)
Net change in unrealized appreciation/(depreciation)
  of investments allocated from Portfolio+..........                --                 --                 --                --
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................            12,509             25,212              9,419            33,912
Distributions to shareholders from net investment
  income:
  Primary A Shares..................................           (23,484)           (23,117)           (29,896)          (33,806)
  Primary B Shares..................................                --                 --                (12)              (14)
  Investor A Shares.................................              (793)              (942)            (2,765)           (2,497)
  Investor B Shares.................................              (201)              (318)              (445)             (451)
  Investor C Shares.................................               (57)               (69)               (45)              (55)
  Seafirst Shares...................................                --                 --                 --                --
Distributions to shareholders from net realized gain
  on investments:
  Primary A Shares..................................                --                 --                 --                --
  Primary B Shares..................................                --                 --                 --                --
  Investor A Shares.................................                --                 --                 --                --
  Investor B Shares.................................                --                 --                 --                --
  Investor C Shares.................................                --                 --                 --                --
  Seafirst Shares...................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................             6,690             65,679            (69,201)          (77,344)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............            (5,336)            66,445            (92,945)          (80,255)
NET ASSETS:
Beginning of period.................................           419,688            353,243            644,939           725,194
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $      414,352     $      419,688     $      551,994    $      644,939
                                                        ==============     ==============     ==============    ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period............................................    $           --     $           (3)    $           --    $           --
                                                        ==============     ==============     ==============    ==============

---------------

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively.

(a) Represents financial information for the Pacific Horizon Intermediate Bond Fund, which was reorganized into Nations Intermediate Bond Fund on May 21, 1999.

(b) High Yield Bond commenced operations on February 14, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

       GOVERNMENT SECURITIES               U.S. GOVERNMENT BOND                        INTERMEDIATE BOND
 ---------------------------------    -------------------------------   ------------------------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED     PERIOD ENDED      YEAR ENDED
       3/31/00          3/31/99          3/31/00          3/31/99          3/31/00         5/14/99(a)       2/28/99(a)
------------------------------------------------------------------------------------------------------------------------
    $       12,326   $        9,231   $        4,936   $        8,835   $        4,547   $          983   $        4,566
           (11,283)           2,056           (5,280)           2,128               --               --               --
                --               --               --               --           (1,524)            (101)           1,017
               527           (2,701)            (890)           1,275               --               --               --
                --               --               --               --           (1,680)            (230)          (1,825)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
             1,570            8,586           (1,234)          12,238            1,343              652            3,758
            (7,131)          (6,592)          (4,431)          (8,563)            (700)              --               --
                --               --               --               --               --               --
            (3,587)          (1,111)            (125)            (105)          (2,558)            (541)          (2,957)
            (1,586)          (1,513)            (329)            (142)              (6)              --               --
               (21)             (16)             (50)             (28)              (4)              (4)             (23)
                --               --               --               --           (1,365)            (256)          (1,622)
                --               --              (92)          (6,877)              --               --               --
                --               --               --               --               --               --               --
                --               --               (3)             (93)              --               --             (772)
                --               --              (10)             (77)              --               --               --
                --               --               (1)             (55)              --               --               (5)
                --               --               --               --               --               --             (353)
            35,118           52,362          (34,407)        (144,617)            (509)          (2,880)          21,773
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            24,363           51,716          (40,682)        (148,319)          (3,799)          (3,029)          19,799
           169,147          117,431          119,373          267,692           94,319           97,348           77,549
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    $      193,510   $      169,147   $       78,691   $      119,373   $       90,520   $       94,319   $       97,348
    ==============   ==============   ==============   ==============   ==============   ==============   ==============
    $         (393)  $         (388)  $           20   $           23   $           12   $           96   $          (86)
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                      HIGH YIELD
                                              INVESTMENT GRADE BOND                   STRATEGIC INCOME                   BOND
                                         -------------------------------       -------------------------------      --------------
                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                           3/31/00            3/31/99            3/31/00            3/31/99           3/31/00(b)
                                           -----------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income...............    $      111,173     $      109,211     $       16,362     $       23,415     $          103
Net realized gain/(loss) on
  investments.......................           (24,706)            16,587            (17,366)             2,481                 --
Net realized gain/(loss) on
  investments allocated from
  Portfolio+........................                --                 --                 --                 --                 36
Net change in unrealized
  appreciation/ (depreciation) of
  investments.......................           (69,258)           (23,298)            (2,470)            (8,154)                --
Net change in unrealized
  appreciation/ (depreciation) of
  investments allocated from
  Portfolio+........................                --                 --                 --                 --               (170)
                                        --------------     --------------     --------------     --------------     --------------
Net increase/(decrease) in net
  assets resulting from
  operations........................            17,209            102,500             (3,474)            17,742                (31)
Distributions to shareholders from
  net investment income:
  Primary A Shares..................          (109,131)          (107,116)           (10,301)           (18,940)               (82)
  Primary B Shares..................                --                 --                 --                 --                 --
  Investor A Shares.................            (1,671)            (1,854)            (2,161)              (765)                (2)
  Investor B Shares.................              (319)              (180)            (3,811)            (3,613)               (18)
  Investor C Shares.................               (53)               (60)               (88)               (98)                (1)
  Seafirst Shares...................                --                 --                 --                 --                 --
Distributions to shareholders from
  net realized gain on investments:
  Primary A Shares..................           (10,090)           (10,814)               (14)            (2,686)                --
  Primary B Shares..................                --                 --                 --                 --                 --
  Investor A Shares.................              (170)              (198)                (3)              (115)                --
  Investor B Shares.................               (33)               (20)                (7)              (603)                --
  Investor C Shares.................                (6)                (7)                --*               (16)                --
  Seafirst Shares...................                --                 --                 --                 --                 --
Net increase/(decrease) in net
  assets from Fund share
  transactions......................            91,317            142,950           (173,681)            65,986             13,284
                                        --------------     --------------     --------------     --------------     --------------
Net increase/(decrease) in net
  assets............................           (12,947)           125,201           (193,540)            56,892             13,150
NET ASSETS:
Beginning of period.................         1,836,851          1,711,650            400,016            343,124                100
                                        --------------     --------------     --------------     --------------     --------------
End of period.......................    $    1,823,904     $    1,836,851     $      206,476     $      400,016     $       13,250
                                        ==============     ==============     ==============     ==============     ==============
Undistributed net investment income/
  (distributions in excess of net
  investment income) at end of
  period............................    $           --     $            1     $           21     $           13     $           --
                                        ==============     ==============     ==============     ==============     ==============

---------------

 + Allocated from Nations Intermediate Bond Master Portfolio and Nations High
   Yield Bond Master Portfolio, respectively.

(a) Represents financial information for the Pacific Horizon Intermediate Bond Fund, which was reorganized into Nations Intermediate Bond Fund on May 21, 1999.

(b) High Yield Bond commenced operations on February 14, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2000           MARCH 31, 1999
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   13,140    $ 126,328        9,560    $ 95,118
  Issued in exchange for assets of Institutional Shares of
    Emerald Short-Term Income Fund (Note 10)................       --           --        9,960      97,328
  Issued as reinvestment of dividends.......................      159        1,528          220       2,155
  Redeemed..................................................  (12,003)    (115,242)     (13,100)   (129,838)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    1,296    $  12,614        6,640    $ 64,763
                                                              =======    =========      =======    ========
INVESTOR A SHARES:
  Sold......................................................    2,074    $  19,902          649    $  6,379
  Issued in exchange for Retail Shares of Emerald Short-Term
    Income Fund (Note 10)...................................       --           --          394       3,850
  Issued as reinvestment of dividends.......................       56          537           73         754
  Redeemed..................................................   (2,384)     (22,843)      (1,019)    (10,035)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................     (254)   $  (2,404)          97    $    948
                                                              =======    =========      =======    ========
INVESTOR B SHARES:
  Sold......................................................        1    $      12          338    $  3,306
  Issued as reinvestment of dividends.......................       16          156           28         276
  Redeemed..................................................     (306)      (2,965)        (242)     (2,369)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................     (289)   $  (2,797)         124    $  1,213
                                                              =======    =========      =======    ========
INVESTOR C SHARES:
  Sold......................................................       29    $     279          118    $  1,168
  Issued as reinvestment of dividends.......................        4           36            5          46
  Redeemed..................................................     (107)      (1,038)        (251)     (2,459)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................      (74)   $    (723)        (128)   $ (1,245)
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................      679    $   6,690        6,733    $ 65,679
                                                              =======    =========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   52,376    $ 208,315       24,666    $ 103,136
  Issued in exchange for assets of Common Trust Two-Year
    Government Fund (Note 10)...............................       --           --        1,373        5,670
  Issued as reinvestment of dividends.......................      112          451          241        1,013
  Redeemed..................................................  (70,117)    (279,179)     (43,680)    (181,917)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (17,629)   $ (70,413)     (17,400)   $ (72,098)
                                                              =======    =========      =======    =========
PRIMARY B SHARES:
  Sold......................................................       --*           1           --    $      --
  Issued as reinvestment of dividends.......................        3           11            3           13
  Redeemed..................................................      (19)         (76)          --           --
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (16)   $     (64)           3    $      13
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   17,793    $  71,487        1,415    $   5,858
  Issued in exchange for A Shares of Pacific Horizon
    Short-Term Government Fund (Note 10)....................    4,739       19,247           --           --
  Issued as reinvestment of dividends.......................      374        1,494          435        1,802
  Redeemed..................................................  (22,335)     (89,655)      (2,930)     (12,131)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      571    $   2,573       (1,080)   $  (4,471)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      457    $   1,853          628    $   2,651
  Issued as reinvestment of dividends.......................       70          277           69          286
  Redeemed..................................................     (737)      (2,951)        (740)      (3,109)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (210)   $    (821)         (43)   $    (172)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       26    $     101          131    $     539
  Issued as reinvestment of dividends.......................        9           37           11           47
  Redeemed..................................................     (158)        (614)        (290)      (1,202)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (123)   $    (476)        (148)   $    (616)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (17,407)   $ (69,201)     (18,668)   $ (77,344)
                                                              =======    =========      =======    =========

---------------
* Amount represents less than 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        GOVERNMENT SECURITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2000          MARCH 31, 1999
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,340    $ 42,982       2,562    $ 25,739
  Issued in exchange for:
    Institutional Shares of Emerald U.S. Government
      Securities Fund (Note 10).............................      --          --       4,567      45,329
    Assets of Common Trust Government Bond Fund (Note 10)...      --          --         598       5,957
  Issued as reinvestment of dividends.......................      38         365          43         420
  Redeemed..................................................  (4,910)    (48,145)     (3,293)    (33,049)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (532)   $ (4,798)      4,477    $ 44,396
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,552    $ 15,073         230    $  2,311
  Issued in exchange for:
    A Shares of Pacific Horizon U.S. Government Fund (Note
      10)...................................................   6,013      58,531          --          --
    Retail Shares Emerald U.S. Government Securities Fund
      (Note 10).............................................      --          --       1,879      18,654
  Issued as reinvestment of dividends.......................     242       2,281          59         597
  Redeemed..................................................  (3,615)    (34,510)     (1,084)    (10,876)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   4,192    $ 41,375       1,084    $ 10,686
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     953    $  9,561         430    $  4,314
  Issued as reinvestment of dividends.......................     106       1,005          94         952
  Redeemed..................................................  (1,234)    (12,084)       (742)     (7,449)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (175)   $ (1,518)       (218)   $ (2,183)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      32    $    305          --*   $      2
  Issued in exchange for K Shares of Pacific Horizon U.S.
    Government Fund (Note 10)...............................     152       1,478          --          --
  Issued as reinvestment of dividends.......................       2          20           1          10
  Redeemed..................................................    (182)     (1,744)        (54)       (549)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       4    $     59         (53)   $   (537)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   3,489    $ 35,118       5,290    $ 52,362
                                                              ======    ========      ======    ========

---------------
* Amount represents less than 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          U.S. GOVERNMENT BOND
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2000           MARCH 31, 1999
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     990    $ 10,405        1,191    $  12,083
  Issued as reinvestment of dividends.......................      16         154          517        5,293
  Redeemed..................................................  (4,701)    (46,244)     (16,293)    (168,334)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................  (3,695)   $(35,685)     (14,585)   $(150,958)
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     198    $  1,985           87    $     882
  Issued as reinvestment of dividends.......................       9          86           10          125
  Redeemed..................................................    (212)     (2,071)         (54)        (556)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      (5)   $     --           43    $     451
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................     527    $  5,190          615    $   6,346
  Issued as reinvestment of dividends.......................      29         276           20          206
  Redeemed..................................................    (422)     (4,112)         (59)        (711)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     134    $  1,354          576    $   5,841
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      28    $    287            6    $      80
  Issued as reinvestment of dividends.......................       3          28            6           77
  Redeemed..................................................     (40)       (391)         (15)        (108)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................      (9)   $    (76)          (3)   $      49
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................  (3,575)   $(34,407)     (13,969)   $(144,617)
                                                              ======    ========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           INTERMEDIATE BOND
                                                     PERIOD ENDED           PERIOD ENDED              YEAR ENDED
                                                    MARCH 31, 2000         MAY 14, 1999(a)       FEBRUARY 28, 1999(a)
                                                  ------------------      -----------------      --------------------
                                                  SHARES    DOLLARS       SHARES    DOLLARS      SHARES      DOLLARS
                                                  -------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold..........................................   3,748    $ 34,819         --     $    --          --     $     --
  Issued as reinvestment of dividends...........       7          63         --          --          --           --
  Redeemed......................................  (1,743)    (15,997)        --          --          --           --
                                                  ------    --------       ----     -------      ------     --------
  Net increase/(decrease).......................   2,012    $ 18,885         --     $    --          --     $     --
                                                  ======    ========       ====     =======      ======     ========
INVESTOR A SHARES:
  Sold..........................................   1,171    $ 10,870        229     $ 2,187       3,819     $ 37,589
  Issued as reinvestment of dividends...........      47         434         14         135         108        1,049
  Redeemed......................................  (2,743)    (25,727)      (437)     (4,195)     (1,588)     (15,485)
                                                  ------    --------       ----     -------      ------     --------
  Net increase/(decrease).......................  (1,525)   $(14,423)      (194)    $(1,873)      2,339     $ 23,153
                                                  ======    ========       ====     =======      ======     ========
INVESTOR B SHARES:+
  Sold..........................................      27    $    259         --          --          --           --
  Issued as reinvestment of dividends...........       1           5         --          --          --           --
  Redeemed......................................      --*         (3)        --          --          --           --
                                                  ------    --------       ----     -------      ------     --------
  Net increase/(decrease).......................      28    $    261         --     $    --          --     $     --
                                                  ======    ========       ====     =======      ======     ========
INVESTOR C SHARES:
  Sold..........................................       3    $     25          5     $    44          25     $    246
  Issued as reinvestment of dividends...........      --*          4         --           4           3           28
  Redeemed......................................     (50)       (476)        (8)        (72)        (29)        (285)
                                                  ------    --------       ----     -------      ------     --------
  Net increase/(decrease).......................     (47)   $   (447)        (3)    $   (24)         (1)    $    (11)
                                                  ======    ========       ====     =======      ======     ========
SEAFIRST SHARES:
  Sold..........................................     124    $  1,303         61     $   666         469     $  5,164
  Issued as reinvestment of dividends...........     130       1,365         24         256         180        1,974
  Redeemed......................................    (710)     (7,453)      (175)     (1,905)       (776)      (8,507)
                                                  ------    --------       ----     -------      ------     --------
  Net increase/(decrease).......................    (456)   $ (4,785)       (90)    $  (983)       (127)    $ (1,369)
                                                  ======    ========       ====     =======      ======     ========
  Total net increase/(decrease).................      12    $   (509)      (287)    $(2,880)      2,211     $ 21,773
                                                  ======    ========       ====     =======      ======     ========

---------------

  + Intermediate Bond Investor B Shares commenced operations on October 20,
    1999.

 (a) Represents financial information for the Pacific Horizon Intermediate Bond Fund, which was reorganized into Intermediate Bond on May 21, 1999.

   * Amount represents less than 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          INVESTMENT GRADE BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   67,780    $ 643,654       49,350    $ 494,694
  Issued in exchange for:
    Institutional Shares of Emerald Managed Bond Fund (Note
      10)...................................................       --           --        7,464       74,663
    Assets of Common Trust Bond Fund (Note 10)..............       --           --        6,909       69,407
    Assets of Common Trust Intermediate Bond Fund (Note
      10)...................................................       --           --        7,156       71,850
  Issued as reinvestment of dividends.......................      730        7,023        1,534       16,762
  Redeemed..................................................  (58,122)    (552,784)     (59,014)    (593,850)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   10,388    $  97,893       13,399    $ 133,526
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,151    $  10,936        1,498    $  14,738
  Issued in exchange for Retail Shares of Emerald Managed
    Bond Fund (Note 10).....................................       --           --          258        2,583
  Issued as reinvestment of dividends.......................      141        1,347          162        1,692
  Redeemed..................................................   (2,027)     (19,273)      (1,281)     (12,595)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (735)   $  (6,990)         637    $   6,418
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      271    $   2,609          331    $   3,313
  Issued as reinvestment of dividends.......................       31          294           17          175
  Redeemed..................................................     (248)      (2,350)         (65)        (688)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       54    $     553          283    $   2,800
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       34    $     331           74    $     740
  Issued as reinvestment of dividends.......................        5           43            5           51
  Redeemed..................................................      (54)        (513)         (58)        (585)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (15)   $    (139)          21    $     206
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    9,692    $  91,317       14,340    $ 142,950
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            STRATEGIC INCOME
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2000           MARCH 31, 1999
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    5,741    $  56,944       8,342    $ 88,223
  Issued as reinvestment of dividends.......................      258        2,637       1,269      13,365
  Redeemed..................................................  (24,391)    (247,365)     (3,803)    (40,256)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................  (18,392)   $(187,784)      5,808    $ 61,332
                                                              =======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................      466    $   4,560         394    $  4,150
  Issued in exchange for A Shares of Pacific Horizon
    Flexible Income Fund (Note 10)..........................    3,474       35,581          --          --
  Issued as reinvestment of dividends.......................      109        1,073          56         585
  Redeemed..................................................   (2,062)     (20,503)       (326)     (3,419)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................    1,987    $  20,711         124    $  1,316
                                                              =======    =========      ======    ========
INVESTOR B SHARES:
  Sold......................................................    1,441    $  14,303       1,627    $ 17,162
  Issued as reinvestment of dividends.......................      237        2,332         247       2,704
  Redeemed..................................................   (2,364)     (23,108)     (1,502)    (15,942)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................     (686)   $  (6,473)        372    $  3,924
                                                              =======    =========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       83    $     823          66    $    692
  Issued in exchange for K Shares of Pacific Horizon
    Flexible Income Fund (Note 10)..........................       54          555          --          --
  Issued as reinvestment of dividends.......................        7           72           8          81
  Redeemed..................................................     (161)      (1,585)       (129)     (1,359)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      (17)   $    (135)        (55)   $   (586)
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................  (17,108)   $(173,681)      6,249    $ 65,986
                                                              =======    =========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                               HIGH YIELD BOND
                                                                PERIOD ENDED
                                                               MARCH 31, 2000
                                                              -----------------
                                                              SHARES    DOLLARS
                                                              -----------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................  1,131     $11,306
  Issued as reinvestment of dividends.......................      8          79
  Redeemed..................................................   (201)     (2,000)
                                                              -----     -------
  Net increase/(decrease)...................................    938     $ 9,385
                                                              =====     =======
INVESTOR A SHARES:+
  Sold......................................................     41     $   403
  Issued as reinvestment of dividends.......................     --*          1
  Redeemed..................................................     (3)        (29)
                                                              -----     -------
  Net increase/(decrease)...................................     38     $   375
                                                              =====     =======
INVESTOR B SHARES:+
  Sold......................................................    355     $ 3,543
  Issued as reinvestment of dividends.......................      1          12
  Redeemed..................................................     (9)        (92)
                                                              -----     -------
  Net increase/(decrease)...................................    347     $ 3,463
                                                              =====     =======
INVESTOR C SHARES:++
  Sold......................................................      6     $    61
  Issued as reinvestment of dividends.......................     --          --
  Redeemed..................................................     --          --
                                                              =====     =======
  Net increase/(decrease)...................................      6     $    61
                                                              =====     =======
  Total net increase/(decrease).............................  1,329     $13,284
                                                              =====     =======

---------------

 + High Yield Bond Investor A, Investor B and Primary A Shares commenced operations on February 14, 2000.

++ High Yield Bond Investor C Shares commenced operations on March 7, 2000.

 * Amount represents less than 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                     [This page intentionally left blank.]

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


                                            NET ASSET                 NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE        NET       AND UNREALIZED    (DECREASE) IN     FROM NET      NET ASSET
                                            BEGINNING   INVESTMENT   GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT       VALUE
                                            OF PERIOD     INCOME      INVESTMENTS     FROM OPERATIONS     INCOME     END OF PERIOD
                                            --------------------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2000......................    $9.79       $0.56          $(0.28)           $0.28          $(0.56)        $9.51
Year ended 3/31/1999......................     9.77        0.56            0.02             0.58           (0.56)         9.79
Year ended 3/31/1998......................     9.68        0.56            0.09             0.65           (0.56)         9.77
Year ended 3/31/1997#.....................     9.76        0.58           (0.08)            0.50           (0.58)         9.68
Period ended 3/31/1996(a)#................     9.84        0.20           (0.08)            0.12           (0.20)         9.76
Year ended 11/30/1995#....................     9.48        0.61            0.36             0.97           (0.61)         9.84
INVESTOR A SHARES
Year ended 3/31/2000......................    $9.79       $0.54          $(0.28)           $0.26          $(0.54)        $9.51
Year ended 3/31/1999......................     9.77        0.54            0.02             0.56           (0.54)         9.79
Year ended 3/31/1998......................     9.68        0.54            0.09             0.63           (0.54)         9.77
Year ended 3/31/1997#.....................     9.76        0.56           (0.08)            0.48           (0.56)         9.68
Period ended 3/31/1996(a)#................     9.84        0.19           (0.08)            0.11           (0.19)         9.76
Year ended 11/30/1995#....................     9.48        0.59            0.36             0.95           (0.59)         9.84
INVESTOR B SHARES
Year ended 3/31/2000......................    $9.79       $0.51          $(0.28)           $0.23          $(0.51)        $9.51
Year ended 3/31/1999......................     9.77        0.52            0.02             0.54           (0.52)         9.79
Year ended 3/31/1998......................     9.68        0.53            0.09             0.62           (0.53)         9.77
Year ended 3/31/1997#.....................     9.76        0.55           (0.08)            0.47           (0.55)         9.68
Period ended 3/31/1996(a)#................     9.84        0.19           (0.08)            0.11           (0.19)         9.76
Year ended 11/30/1995#....................     9.48        0.57            0.36             0.93           (0.57)         9.84
INVESTOR C SHARES
Year ended 3/31/2000......................    $9.79       $0.47          $(0.28)           $0.19          $(0.47)        $9.51
Year ended 3/31/1999......................     9.77        0.52            0.02             0.54           (0.52)         9.79
Year ended 3/31/1998......................     9.68        0.53            0.09             0.62           (0.53)         9.77
Year ended 3/31/1997#.....................     9.76        0.55           (0.08)            0.47           (0.55)         9.68
Period ended 3/31/1996(a)#................     9.84        0.19           (0.08)            0.11           (0.19)         9.76
Year ended 11/30/1995#....................     9.48        0.57            0.36             0.93           (0.57)         9.84

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            WITHOUT WAIVERS
                                                                            AND/OR EXPENSE
                                                                            REIMBURSEMENTS
                                                                            ---------------
                                  RATIO OF        RATIO OF                     RATIO OF
                  NET ASSETS      OPERATING    NET INVESTMENT                  OPERATING
                    END OF       EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
    TOTAL           PERIOD       AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
   RETURN++          (000)         ASSETS          ASSETS         RATE        NET ASSETS
-------------------------------------------------------------------------------------------
     3.00%         $398,620         0.50%(c)        5.86%           62%          0.63%(c)
     6.07           397,467         0.50(c)         5.70            64           0.80(c)
     6.89           331,961         0.56(b)(c)      5.75            66           0.86(c)
     5.25           181,455         0.55(b)         5.97           172           0.85
     1.19           179,957         0.55+           6.07+           73           0.88+
    10.48           169,291         0.56            6.32           224           0.86
     2.76%         $ 11,831         0.73%(c)        5.63%           62%          0.88%(c)
     5.85            14,652         0.70(c)         5.50            64           1.05(c)
     6.67            13,688         0.76(b)(c)      5.55            66           1.06(c)
     5.04             6,169         0.75(b)         5.77           172           1.05
     1.13             2,810         0.75+           5.87+           73           1.08+
    10.29             2,969         0.76            6.12           224           1.06
     2.40%         $  2,914         1.05%(c)        5.31%           62%          1.63%(c)
     5.70             5,825         0.85(c)         5.35            64           1.80(c)
     6.51             4,602         0.91(b)(c)      5.40            66           1.21(c)
     4.89             5,536         0.90(b)         5.62           172           1.20
     1.08             7,339         0.90+           5.72+           73           1.23+
    10.10             8,873         0.91            5.97           224           1.21
     1.97%         $    987         1.50%(c)        4.86%           62%          1.63%(c)
     5.64             1,744         1.01(c)         5.19            64           1.80(c)
     6.51             2,992         0.91(b)(c)      5.40            66           1.21(c)
     4.89             4,063         0.90(b)         5.62           172           1.20
     1.07             6,121         0.90+           5.72+           73           1.23+
    10.08             6,056         0.91            5.97           224           1.21

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)
For a share outstanding throughout each period.


                                            NET ASSET                 NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE        NET       AND UNREALIZED    (DECREASE) IN     FROM NET      NET ASSET
                                            BEGINNING   INVESTMENT   GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT       VALUE
                                            OF PERIOD     INCOME      INVESTMENTS     FROM OPERATIONS     INCOME     END OF PERIOD
                                            --------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2000......................    $4.10       $0.22          $(0.16)           $0.06          $(0.22)        $3.94
Year ended 3/31/1999......................     4.12        0.22           (0.02)            0.20           (0.22)         4.10
Year ended 3/31/1998......................     3.99        0.23            0.13             0.36           (0.23)         4.12
Year ended 3/31/1997#.....................     4.07        0.23           (0.08)            0.15           (0.23)         3.99
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)            0.00           (0.07)(a)      4.07
Year ended 11/30/1995#....................     3.93        0.24            0.21             0.45           (0.24)(a)      4.14
PRIMARY B SHARES
Year ended 3/31/2000......................    $4.10       $0.21          $(0.16)           $0.05          $(0.21)        $3.94
Year ended 3/31/1999#.....................     4.12        0.21           (0.02)            0.19           (0.21)         4.10
Year ended 3/31/1998......................     3.99        0.21            0.13             0.34           (0.21)         4.12
Six months ended 3/31/1997*#..............     4.02        0.16           (0.03)            0.13           (0.16)         3.99
INVESTOR A SHARES
Year ended 3/31/2000......................    $4.10       $0.22          $(0.16)           $0.06          $(0.22)        $3.94
Year ended 3/31/1999......................     4.12        0.21           (0.02)            0.19           (0.21)         4.10
Year ended 3/31/1998......................     3.99        0.22            0.13             0.35           (0.22)         4.12
Year ended 3/31/1997#.....................     4.07        0.22           (0.08)            0.14           (0.22)         3.99
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)            0.00           (0.07)(a)      4.07
Year ended 11/30/1995#....................     3.93        0.23            0.21             0.44           (0.23)(a)      4.14
INVESTOR B SHARES
Year ended 3/31/2000......................    $4.10       $0.19          $(0.16)           $0.03          $(0.19)        $3.94
Year ended 3/31/1999......................     4.12        0.19           (0.02)            0.17           (0.19)         4.10
Year ended 3/31/1998......................     3.99        0.20            0.13             0.33           (0.20)         4.12
Year ended 3/31/1997#.....................     4.07        0.20           (0.08)            0.12           (0.20)         3.99
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)            0.00           (0.07)(a)      4.07
Year ended 11/30/1995#....................     3.93        0.21            0.21             0.42           (0.21)(a)      4.14
INVESTOR C SHARES
Year ended 3/31/2000......................    $4.09       $0.19          $(0.16)           $0.03          $(0.19)        $3.93
Year ended 3/31/1999......................     4.12        0.19           (0.03)            0.16           (0.19)         4.09
Year ended 3/31/1998......................     3.99        0.20            0.13             0.33           (0.20)         4.12
Year ended 3/31/1997#.....................     4.07        0.21           (0.08)            0.13           (0.21)         3.99
Period ended 3/31/1996(b)#................     4.14        0.07           (0.07)            0.00           (0.07)(a)      4.07
Year ended 11/30/1995#....................     3.93        0.22            0.21             0.43           (0.22)(a)      4.14

---------------

  * Short-Intermediate Government Primary B Shares commenced operations on June 28, 1996.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than 0.01%.

 (a) Includes distribution in excess of less than $0.01 per share.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                         RATIO OF        RATIO OF                     RATIO OF
           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
             END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
 TOTAL       PERIOD     AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
RETURN++     (000)        ASSETS          ASSETS         RATE        NET ASSETS
----------------------------------------------------------------------------------
  1.63%     $497,392       0.60%(d)        5.59%          177%          0.65%(d)
  4.97       589,092       0.58(d)         5.36           242           0.78(d)
  9.11       663,833       0.61            5.53           538           0.81
  3.72       371,118       0.63(c)(d)      5.73           529           0.83(d)
  0.07       399,915       0.63+           5.32+          189           0.86+
 11.70       425,200       0.60            5.88           328           0.80
  1.23%     $    200       0.99%(d)        5.20%          177%          1.25%(d)
  4.61           273       0.93(d)         5.01           242           1.38(d)
  8.74           261       0.96            5.18           538           1.16
  3.31        16,980       0.98+(c)(d)      5.38+         529           1.18+(d)
  1.43%     $ 45,341       0.80%(d)        5.39%          177%          0.90%(d)
  4.76        44,793       0.78(d)         5.16           242           1.03(d)
  8.89        49,478       0.81            5.33           538           1.01
  3.51        42,468       0.83(c)(d)      5.53           529           1.03(d)
  0.00##      57,381       0.83+           5.12+          189           1.06+
 11.48        64,848       0.80            5.68           328           1.00
  0.70%     $  8,400       1.51%(d)        4.68%          177%          1.65%(d)
  4.14         9,591       1.38(d)         4.56           242           1.78(d)
  8.35         9,815       1.34            4.80           538           1.54
  3.10        10,788       1.23(c)(d)      5.13           529           1.43(d)
 (0.13)       13,789       1.23+           4.72+          189           1.46+
 11.02        14,893       1.20            5.28           328           1.40
  0.74%     $    661       1.54%(d)        4.65%          177%          1.65%(d)
  4.05         1,190       1.34(d)         4.60           242           1.78(d)
  8.45         1,808       1.31            4.83           538           1.51
  3.21         8,334       1.13(c)(d)      5.23           529           1.33(d)
 (0.10)       11,820       1.13+           4.82+          189           1.36+
 11.15        13,206       1.10            5.38           328           1.30

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                                                    DISTRIBUTIONS
                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS       IN EXCESS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET        OF NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT     INVESTMENT
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME         INCOME
                                      -------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2000..............      $9.86        $0.58           $(0.48)           $ 0.10           $(0.58)        $ 0.00
Year ended 3/31/1999#.............       9.90         0.58            (0.05)             0.53            (0.57)            --
Year ended 3/31/1998..............       9.39         0.55             0.51              1.06            (0.55)            --
Year ended 3/31/1997#.............       9.67         0.60            (0.30)             0.30            (0.58)            --
Period ended 3/31/1996(a)#........       9.86         0.52            (0.19)             0.33            (0.50)         (0.02)
Year ended 5/31/1995#.............       9.80         0.64             0.06              0.70            (0.60)            --
INVESTOR A SHARES
Year ended 3/31/2000..............      $9.86        $0.57           $(0.50)           $ 0.07           $(0.56)        $ 0.00
Year ended 3/31/1999#.............       9.90         0.56            (0.05)             0.51            (0.55)            --
Year ended 3/31/1998..............       9.39         0.52             0.51              1.03            (0.52)            --
Year ended 3/31/1997#.............       9.67         0.58            (0.30)             0.28            (0.56)            --
Period ended 3/31/1996(a)#........       9.86         0.50            (0.19)             0.31            (0.48)         (0.02)
Year ended 5/31/1995#.............       9.80         0.61             0.06              0.67            (0.57)            --
INVESTOR B SHARES
Year ended 3/31/2000..............      $9.86        $0.49           $(0.48)           $ 0.01           $(0.49)        $ 0.00
Year ended 3/31/1999#.............       9.90         0.49            (0.04)             0.45            (0.49)            --
Year ended 3/31/1998..............       9.39         0.47             0.51              0.98            (0.47)            --
Year ended 3/31/1997#.............       9.67         0.54            (0.30)             0.24            (0.52)            --
Period ended 3/31/1996(a)#........       9.86         0.47            (0.19)             0.28            (0.45)         (0.02)
Year ended 5/31/1995#.............       9.80         0.58             0.06              0.64            (0.54)            --
INVESTOR C SHARES
Year ended 3/31/2000..............      $9.86        $0.49           $(0.52)           $(0.03)          $(0.49)        $ 0.00
Year ended 3/31/1999#.............       9.90         0.49            (0.04)             0.45            (0.49)            --
Year ended 3/31/1998..............       9.39         0.48             0.51              0.99            (0.48)            --
Year ended 3/31/1997#.............       9.67         0.55            (0.30)             0.25            (0.53)            --
Period ended 3/31/1996(a)#........       9.86         0.47            (0.19)             0.28            (0.45)         (0.02)
Year ended 5/31/1995#.............       9.80         0.57             0.06              0.63            (0.53)            --

---------------

  * Government Securities Investor B Shares commenced operations on June 7,
    1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

 (b) Amount represents less than $0.01.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                         RATIO OF        RATIO OF                     RATIO OF
                    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
    FROM             AND            VALUE        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
   CAPITAL      DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          ASSETS         RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
   $ 0.00          $(0.58)          $9.38         1.12%     $108,798       0.78%(c)        6.17%          348%          0.90%
       --           (0.57)           9.86         5.41       119,659       0.73(d)         5.70           600           0.84(d)
       --           (0.55)           9.90        11.65        75,796       0.85(c)(d)      5.63           303           0.99(d)
     0.00(b)        (0.58)           9.39         3.18        52,606       0.80            6.28           468           0.94
       --           (0.52)           9.67         3.41        55,962       0.80+           6.36+          199           0.95+
    (0.04)          (0.64)           9.86         7.55        39,909       0.76            6.69           413           0.94
   $ 0.00          $(0.56)          $9.37         0.80%     $ 57,485       1.03%(c)        5.92%          348%          1.15%
       --           (0.55)           9.86         5.16        19,167       0.98(d)         5.45           600           1.09(d)
       --           (0.52)           9.90        11.37         8,509       1.10(c)(d)      5.38           303           1.24(d)
     0.00(b)        (0.56)           9.39         2.92         9,852       1.05            6.03           468           1.19
       --           (0.50)           9.67         3.20        11,662       1.05+           6.11+          199           1.20+
    (0.04)          (0.61)           9.86         7.29        10,928       1.01            6.44           413           1.19
   $ 0.00          $(0.49)          $9.38         0.22%     $ 26,988       1.72%(c)        5.23%          348%          1.90%
       --           (0.49)           9.86         4.53        30,109       1.58(d)         4.85           600           1.84(d)
       --           (0.47)           9.90        10.78        32,391       1.63(c)(d)      4.85           303           1.77(d)
     0.00(b)        (0.52)           9.39         2.51        38,807       1.45            5.63           468           1.59
       --           (0.47)           9.67         2.85        50,958       1.45+           5.71+          199           1.60+
    (0.04)          (0.58)           9.86         6.86        56,155       1.41            6.04           413           1.59
   $ 0.00          $(0.49)          $9.34        (0.22)%    $    238       1.78%(c)        5.17%          348%          1.90%
       --           (0.49)           9.86         4.52           213       1.59(d)         4.84           600           1.84(d)
       --           (0.48)           9.90        10.84           735       1.58(c)(d)      4.90           303           1.72(d)
     0.00(b)        (0.53)           9.39         2.67         1,835       1.30            5.78           468           1.44
       --           (0.47)           9.67         2.83         2,558       1.48+           5.68+          199           1.63+
    (0.04)          (0.57)           9.86         6.76         2,945       1.51            5.94           413           1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND
PRIMARY A SHARES
Year ended 3/31/2000..............     $10.08        $0.50           $(0.56)           $(0.06)          $(0.50)        $(0.01)
Year ended 3/31/1999#.............      10.37         0.52             0.07              0.59            (0.52)         (0.36)
Period ended 3/31/1998*...........      10.19         0.48             0.31              0.79            (0.48)         (0.13)
Period ended 5/16/1997............      10.53         0.41             0.17              0.58            (0.41)         (0.51)
Year ended 8/31/1996..............      11.20         0.61            (0.22)             0.39            (0.61)         (0.45)
Six months ended 8/31/1995(b).....      10.00         0.56             1.20              1.76            (0.56)            --
INVESTOR A SHARES
Year ended 3/31/2000..............     $10.08        $0.47           $(0.56)           $(0.09)          $(0.47)        $(0.01)
Year ended 3/31/1999#.............      10.37         0.50             0.07              0.57            (0.50)         (0.36)
Period ended 3/31/1998*...........      10.20         0.46             0.30              0.76            (0.46)         (0.13)
Period ended 5/16/1997............      10.54         0.39             0.17              0.56            (0.39)         (0.51)
Year ended 8/31/1996..............      11.19         0.59            (0.20)             0.39            (0.59)         (0.45)
Year ended 8/31/1995(b)...........      10.48         0.37             0.71              1.08            (0.37)            --
INVESTOR B SHARES
Year ended 3/31/2000..............     $10.08        $0.41           $(0.56)           $(0.15)          $(0.41)        $(0.01)
Year ended 3/31/1999#.............      10.37         0.44             0.07              0.51            (0.44)         (0.36)
Period ended 3/31/1998*...........      10.19         0.41             0.31              0.72            (0.41)         (0.13)
Period ended 5/16/1997............      10.52         0.34             0.18              0.52            (0.34)         (0.51)
Year ended 8/31/1996..............      11.19         0.51            (0.22)             0.29            (0.51)         (0.45)
Six months ended 8/31/1995(b).....      10.05         0.46             1.14              1.60            (0.46)            --
INVESTOR C SHARES
Year ended 3/31/2000..............     $10.08        $0.39           $(0.56)           $(0.17)          $(0.39)        $(0.01)
Year ended 3/31/1999#.............      10.37         0.44             0.07              0.51            (0.44)         (0.36)
Period ended 3/31/1998**..........      10.41         0.25             0.09              0.34            (0.25)         (0.13)

---------------

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund Pilot, Class A and Class B Shares, which were reorganized into the U.S. Government Bond Primary A, Investor A and Investor B Shares, respectively, as of May 23, 1997.

 ** U.S. Government Bond Investor C Shares commenced operations on September 19,
    1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The Pilot U.S. Government Securities Fund Pilot, Class A and Class B Shares commenced operations on November 7, 1994, February 7, 1995 and November 10, 1994, respectively.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d) Prior to February 14, 2000, the investment sub-adviser to U.S. Government Bond was Boatmen's Capital Management, Inc. Effective February 14, 2000, the investment sub-adviser to U.S. Government Bond became Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          ASSETS         RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.51)         $ 9.51        (0.55)%    $ 67,776       0.88%(a)(c)     5.12%          296%          1.02%(a)
    (0.88)          10.08         5.83       109,028       0.59(a)(c)      5.06           270           0.87(a)
    (0.61)          10.37         7.84       263,428       0.60+(a)        5.26+          188           0.86+(a)
    (0.92)          10.19         5.62       148,082       0.62+           5.60+           58           0.77+
    (1.06)          10.53         3.46       145,066       0.65            5.61            87           0.82
    (0.56)          11.20        18.03       137,261       0.62+           6.45+          132           0.87+
   $(0.48)         $ 9.51        (0.80)%    $  2,139       1.13%(a)(c)     4.89%          296%          1.27%(a)
    (0.86)          10.08         5.57         2,311       0.84(a)(c)      4.81           270           1.12(a)
    (0.59)          10.37         7.51         1,927       0.85+(a)        5.01+          188           1.11+(a)
    (0.90)          10.20         5.44           734       0.87+           5.35+           58           1.07+
    (1.04)          10.54         3.44           632       0.85            5.44            87           1.07
    (0.37)          11.19        10.41            87       0.82+           5.76+          132           1.12+
   $(0.42)         $ 9.51        (1.48)%    $  7,673       1.82%(a)(c)     4.18%          296%          2.02%(a)
    (0.80)          10.08         4.93         6,779       1.44(a)(c)      4.21           270           1.87(a)
    (0.54)          10.37         7.14         1,004       1.40+(a)        4.46+          188           1.66+(a)
    (0.85)          10.19         4.99         1,529       1.62+           4.60+           58           1.77+
    (0.96)          10.52         2.43         1,237       1.65            4.60            87           1.82
    (0.46)          11.19        16.19           146       1.62+           5.19+          132           1.87+
   $(0.40)         $ 9.51        (1.67)%    $  1,103       1.88%(a)(c)     4.12%          296%          2.02%(a)
    (0.80)          10.08         5.13         1,255       1.34(a)(c)      4.31           270           1.87(a)
    (0.38)          10.37         3.50         1,332       1.45+(a)        4.41+          188           1.71+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
INTERMEDIATE BOND
PRIMARY A SHARES
Period ended 3/31/2000***.........     $ 9.52        $0.49           $(0.37)           $ 0.12           $(0.51)        $ 0.00
INVESTOR A SHARES*
Period ended 3/31/2000............     $ 9.50        $0.46           $(0.34)           $ 0.12           $(0.47)        $ 0.00
Period ended 5/14/1999............       9.52         0.10            (0.04)             0.06            (0.08)            --
Year ended 2/28/1999..............       9.69         0.50            (0.03)             0.47            (0.53)         (0.11)
Year ended 2/28/1998..............       9.54         0.49             0.20              0.69            (0.51)         (0.03)
Year ended 2/28/1997**............       9.75         0.52            (0.15)             0.37            (0.52)         (0.06)
Year ended 2/29/1996..............       9.44         0.59             0.33              0.92            (0.59)         (0.02)
INVESTOR B SHARES
Period ended 3/31/2000***.........     $ 9.52        $0.22           $(0.36)           $(0.14)          $(0.25)        $ 0.00
INVESTOR C SHARES*
Period ended 3/31/2000............     $ 9.56        $0.34           $(0.23)           $ 0.11           $(0.35)        $ 0.00
Period ended 5/14/1999............       9.59         0.09            (0.04)             0.05            (0.08)            --
Year ended 2/28/1999..............       9.72         0.46               --              0.46            (0.48)         (0.11)
Year ended 2/28/1998..............       9.54         0.44             0.19              0.63            (0.42)         (0.03)
Period ended 2/28/1997***.........       9.53         0.31             0.07              0.38            (0.31)         (0.06)
SEAFIRST SHARES*
Period ended 3/31/2000............     $10.75        $0.50           $(0.34)           $ 0.16           $(0.49)        $ 0.00
Period ended 5/14/1999............      10.76         0.11            (0.04)             0.07            (0.08)            --
Year ended 2/28/1999..............      10.87         0.57            (0.05)             0.52            (0.52)         (0.11)
Period ended 2/28/1998***.........      10.72         0.40             0.13              0.53            (0.38)            --

---------------

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, K and SRF Shares, which were reorganized into the Investor A, Investor C and Seafirst Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

 ** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.

*** Intermediate Bond Primary A, Investor B, Investor C and Seafirst Shares commenced operations on May 21, 1999, October 20, 1999, November 20, 1996 and March 4, 1998, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ Amount represents less than $500.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                                         RATIO OF        RATIO OF         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO        EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET         AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          ASSETS         NET ASSETS
------------------------------------------------------------------------------------------------------
   $(0.51)         $ 9.13         1.29%     $18,365        0.81%+          6.08%+           1.05%+
   $(0.47)         $ 9.15         1.34%     $45,207        1.06%+          5.83%+           1.30%+
    (0.08)           9.50         0.66       61,412        1.09+           4.90+            1.12+
    (0.64)           9.52         4.89       63,404        0.90            5.14             0.90
    (0.54)           9.69         7.40       41,875        0.90            5.50             1.21
    (0.58)           9.54         3.92       22,937        0.75            5.45             2.26
    (0.61)           9.75        10.45       13,179        0.27            6.13             5.00
   $(0.25)         $ 9.13         1.33%     $   256        1.81%+          5.08%+           2.05%+
   $(0.35)         $ 9.32         1.18%     $    15        1.81%+          5.08%+           2.05%+
    (0.08)           9.56         0.47          469        1.57+           4.42+            1.84+
    (0.59)           9.59         4.76          495        1.39            4.67             1.65
    (0.45)           9.72         6.80          513        1.39            4.99             1.73
    (0.37)           9.54         3.73          332        1.43+           5.41+            2.71+
   $(0.49)         $10.42         1.50%     $26,678        0.95%+          5.94%+           1.30%+
    (0.08)          10.75         0.68       32,438        0.95+           5.04+            1.10+
    (0.63)          10.76         4.88       33,449        0.90            5.16             0.90
    (0.38)          10.87         4.86       35,161        0.95+           5.45+            1.07+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND
PRIMARY A SHARES
Year ended 3/31/2000..............     $ 9.93        $0.59           $(0.52)           $ 0.07           $(0.59)        $(0.04)
Year ended 3/31/1999..............      10.03         0.59            (0.04)             0.55            (0.59)         (0.06)
Year ended 3/31/1998..............       9.62         0.58             0.41              0.99            (0.58)            --
Year ended 3/31/1997#.............       9.93         0.58            (0.20)             0.38            (0.58)         (0.11)
Period ended 3/31/1996(a).........      10.22         0.19            (0.29)            (0.10)           (0.19)            --
Year ended 11/30/1995.............       9.32         0.59             0.90              1.49            (0.59)            --
INVESTOR A SHARES
Year ended 3/31/2000..............     $ 9.93        $0.57           $(0.52)           $ 0.05           $(0.57)        $(0.04)
Year ended 3/31/1999..............      10.03         0.57            (0.04)             0.53            (0.57)         (0.06)
Year ended 3/31/1998..............       9.62         0.56             0.41              0.97            (0.56)            --
Year ended 3/31/1997#.............       9.93         0.56            (0.20)             0.36            (0.56)         (0.11)
Period ended 3/31/1996(a).........      10.22         0.18            (0.29)            (0.11)           (0.18)            --
Year ended 11/30/1995.............       9.32         0.57             0.90              1.47            (0.57)            --
INVESTOR B SHARES
Year ended 3/31/2000..............     $ 9.93        $0.50           $(0.52)           $(0.02)          $(0.50)        $(0.04)
Year ended 3/31/1999..............      10.03         0.51            (0.04)             0.47            (0.51)         (0.06)
Year ended 3/31/1998..............       9.62         0.51             0.41              0.92            (0.51)            --
Year ended 3/31/1997#.............       9.93         0.52            (0.20)             0.32            (0.52)         (0.11)
Period ended 3/31/1996(a).........      10.22         0.16            (0.29)            (0.13)           (0.16)            --
Year ended 11/30/1995.............       9.32         0.53             0.90              1.43            (0.53)            --
INVESTOR C SHARES
Year ended 3/31/2000..............     $ 9.93        $0.48           $(0.52)           $(0.04)          $(0.48)        $(0.04)
Year ended 3/31/1999..............      10.03         0.51            (0.04)             0.47            (0.51)         (0.06)
Year ended 3/31/1998..............       9.62         0.52             0.41              0.93            (0.52)            --
Year ended 3/31/1997#.............       9.93         0.53            (0.20)             0.33            (0.53)         (0.11)
Period ended 3/31/1996(a).........      10.22         0.17            (0.29)            (0.12)           (0.17)            --
Year ended 11/30/1995.............       9.32         0.54             0.90              1.44            (0.54)            --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Amount represents less than $0.01.

 (c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                         RATIO OF        RATIO OF                     RATIO OF
                    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
DISTRIBUTIONS     DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
    FROM             AND            VALUE        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET     TURNOVER        AVERAGE
   CAPITAL      DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          ASSETS         RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
   $ 0.00          $(0.63)         $ 9.37         0.97%    $1,793,913      0.67%           6.20%           63%          0.69%
       --           (0.65)           9.93         5.61      1,798,155      0.68(c)         5.86           107           0.78(c)
       --           (0.58)          10.03        10.53      1,681,990      0.72(c)(d)      5.86           244           0.83(d)
    (0.00)(b)       (0.69)           9.62         3.90        947,277      0.71(c)         5.98           368           0.81(d)
       --           (0.19)           9.93        (1.04)       823,890      0.72+           5.49+          133           0.83+
       --           (0.59)          10.22        16.45        823,098      0.71            6.05           228           0.81
   $ 0.00          $(0.61)         $ 9.37         0.74%    $   23,420      0.90%           5.97%           63%          0.94%
       --           (0.63)           9.93         5.40         32,119      0.88(c)         5.66           107           1.03(c)
       --           (0.56)          10.03        10.30         26,054      0.92(c)(d)      5.66           244           1.03(d)
    (0.00)(b)       (0.67)           9.62         3.70          6,345      0.91(c)         5.78           368           1.01(c)
       --           (0.18)           9.93        (1.11)         6,440      0.92+           5.29+          133           1.03+
       --           (0.57)          10.22        16.22          6,662      0.91            5.85           228           1.01
   $ 0.00          $(0.54)         $ 9.37         0.05%    $    5,637      1.59%           5.28%           63%          1.69%
       --           (0.57)           9.93         4.76          5,440      1.48(c)         5.06           107           1.78(c)
       --           (0.51)          10.03         9.73          2,662      1.47(c)(d)      5.11           244           1.58(d)
    (0.00)(b)       (0.63)           9.62         3.23          2,109      1.36(c)         5.33           368           1.46(c)
       --           (0.16)           9.93        (1.26)         2,496      1.37+           4.84+          133           1.48+
       --           (0.53)          10.22        15.70          2,578      1.36            5.40           228           1.46
   $ 0.00          $(0.52)         $ 9.37        (0.24)%   $      934      1.67%           5.20%           63%          1.69%
       --           (0.57)           9.93         4.90          1,137      1.40(c)         5.14           107           1.78(c)
       --           (0.52)          10.03         9.87            943      1.42(c)(d)      5.16           244           1.53(d)
    (0.00)(b)       (0.64)           9.62         3.38          1,068      1.21(c)         5.48           368           1.31(c)
       --           (0.17)           9.93        (1.22)           299      1.22+           4.99+          133           1.33+
       --           (0.54)          10.22        15.87            227      1.21            5.55           228           1.31

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2000..............     $10.31        $0.68           $(0.78)           $(0.10)          $(0.68)        $ 0.00(a)
Year ended 3/31/1999#.............      10.55         0.66            (0.14)             0.52            (0.66)         (0.10)
Year ended 3/31/1998..............      10.11         0.65             0.44              1.09            (0.65)            --
Year ended 3/31/1997#.............      10.42         0.69            (0.18)             0.51            (0.69)         (0.13)
Period ended 3/31/1996(b).........      10.82         0.23            (0.40)            (0.17)           (0.23)            --
Year ended 11/30/1995.............       9.67         0.73             1.15              1.88            (0.73)            --
INVESTOR A SHARES
Year ended 3/31/2000..............     $10.31        $0.65           $(0.79)           $(0.14)          $(0.65)        $ 0.00(a)
Year ended 3/31/1999#.............    10.55..         0.63            (0.14)             0.49            (0.63)         (0.10)
Year ended 3/31/1998..............      10.11         0.63             0.44              1.07            (0.63)            --
Year ended 3/31/1997#.............      10.42         0.66            (0.18)             0.48            (0.66)         (0.13)
Period ended 3/31/1996(b).........      10.82         0.22            (0.40)            (0.18)           (0.22)            --
Year ended 11/30/1995.............       9.67         0.71             1.15              1.86            (0.71)            --
INVESTOR B SHARES
Year ended 3/31/2000..............     $10.31        $0.59           $(0.79)           $(0.20)          $(0.59)        $ 0.00(a)
Year ended 3/31/1999#.............      10.55         0.57            (0.14)             0.43            (0.57)         (0.10)
Year ended 3/31/1998..............      10.11         0.57             0.44              1.01            (0.57)            --
Year ended 3/31/1997#.............      10.42         0.61            (0.18)             0.43            (0.61)         (0.13)
Period ended 3/31/1996(b).........      10.82         0.21            (0.40)            (0.19)           (0.21)            --
Year ended 11/30/1995.............       9.67         0.66             1.15              1.81            (0.66)            --
INVESTOR C SHARES
Year ended 3/31/2000..............     $10.31        $0.58           $(0.79)           $(0.21)          $(0.58)        $ 0.00(a)
Year ended 3/31/1999#.............      10.55         0.57            (0.14)             0.43            (0.57)         (0.10)
Year ended 3/31/1998..............      10.11         0.58             0.44              1.02            (0.58)            --
Year ended 3/31/1997#.............      10.42         0.63            (0.18)             0.45            (0.63)         (0.13)
Period ended 3/31/1996(b).........      10.82         0.21            (0.40)            (0.19)           (0.21)            --
Year ended 11/30/1995.............       9.67         0.66             1.15              1.81            (0.66)            --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Amount represents less than $0.01 per share.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of the custodial expense offset (Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF        RATIO OF                     RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD       AVERAGE        AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------
   $(0.68)         $ 9.53        (0.95)%    $118,458       0.71%(c)        6.80%          107%          0.90%(c)
    (0.76)          10.31         5.00       317,937       0.70(c)         6.27            94           0.80(c)
    (0.65)          10.55        11.07       263,840       0.73(c)         6.27           203           0.83(c)
    (0.82)          10.11         4.97       152,070       0.75(c)         6.73           278           0.85(c)
    (0.23)          10.42        (1.59)       65,081       0.77+           6.49+           69           0.87+
    (0.73)          10.82        20.11        64,800       0.80            7.03            96           0.93
   $(0.65)         $ 9.52        (1.30)%    $ 30,870       0.96%(c)        6.55%          107%          1.15%(c)
    (0.73)          10.31         4.74        12,954       0.95(c)         6.02            94           1.05(c)
    (0.63)          10.55        10.80        11,946       0.98(c)         6.02           203           1.08(c)
    (0.79)          10.11         4.71        11,662       1.00(c)         6.48           278           1.10(c)
    (0.22)          10.42        (1.67)       13,332       1.02+           6.24+           69           1.12+
    (0.71)          10.82        19.82        13,150       1.05            6.78            96           1.18
   $(0.59)         $ 9.52        (1.98)%    $ 55,946       1.65%(c)        5.86%          107%          1.90%(c)
    (0.67)          10.31         4.11        67,651       1.55(c)         5.42            94           1.80(c)
    (0.57)          10.55        10.18        65,248       1.55(c)         5.45           203           1.65(c)
    (0.74)          10.11         4.18        70,631       1.50(c)         5.98           278           1.60(c)
    (0.21)          10.42        (1.83)       84,692       1.52+           5.74+           69           1.62+
    (0.66)          10.82        19.22        90,887       1.55            6.28            96           1.68
   $(0.58)         $ 9.52        (2.04)%    $  1,202       1.71%(c)        5.80%          107%          1.90%(c)
    (0.67)          10.31         4.09         1,474       1.56(c)         5.41            94           1.80(c)
    (0.58)          10.55        10.27         2,090       1.46(c)         5.54           203           1.56(c)
    (0.76)          10.11         4.44         3,343       1.25(c)         6.23           278           1.35(c)
    (0.21)          10.42        (1.77)        3,454       1.33+           5.93+           69           1.43+
    (0.66)          10.82        19.22         3,582       1.55            6.28            96           1.68

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                      NET ASSET                   NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                        VALUE         NET        AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                      BEGINNING    INVESTMENT    GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                      OF PERIOD      INCOME       INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                      -------------------------------------------------------------------------------------------
HIGH YIELD BOND
PRIMARY A SHARES
Period ended 3/31/2000*#..........     $10.00        $0.09           $(0.11)           $(0.02)          $(0.08)         $0.00
INVESTOR A SHARES
Period ended 3/31/2000*#..........     $10.00        $0.08           $(0.12)           $(0.04)          $(0.08)         $0.00
INVESTOR B SHARES
Period ended 3/31/2000*#..........     $10.00        $0.07           $(0.12)           $(0.05)          $(0.07)         $0.00
INVESTOR C SHARES
Period ended 3/31/2000**#.........     $10.02        $0.04           $(0.12)           $(0.08)          $(0.07)         $0.00

---------------

  * High Yield Bond Primary A, Investor A, and Investor B Shares commenced operations on February 14, 2000.

 ** High Yield Bond Investor C Shares commenced operations on March 7, 2000.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                       WITHOUT WAIVERS
                                                                                       AND/OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                       ---------------
                                                         RATIO OF        RATIO OF         RATIO OF
    TOTAL                                  NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME TO        EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET      AVERAGE           AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       NET ASSETS
------------------------------------------------------------------------------------------------------
   $(0.08)          $9.90        (0.12)%     $9,394        0.93%+          7.03%+           12.66%+
   $(0.08)          $9.88        (0.33)%     $  371        1.18%+          6.78%+           12.91%+
   $(0.07)          $9.88        (0.47)%     $3,426        1.93%+          6.03%+           13.66%+
   $(0.07)          $9.87        (0.76)%     $   59        1.93%+          6.03%+           13.66%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") (formerly known as Nations Institutional Reserves) and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2000, the Trust offered thirty-six separate portfolios, the Company offered seven separate portfolios, Reserves offered sixteen separate portfolios and Funds Trust offered one portfolio. These financial statements pertain only to the following U.S. government and corporate bond portfolios of the Trust, the Company, Reserves and Funds Trust: Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, U.S. Government Bond Fund, Intermediate Bond Fund, Investment Grade Bond Fund (formerly Strategic Fixed Income Fund), Strategic Income Fund (formerly Diversified Income
Fund) and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, the Company and Reserves are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, Short-Intermediate Government Fund offers Primary B Shares and Intermediate Bond Fund offers Seafirst Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The value of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflects the Feeder Funds' proportionate beneficial interest in the net assets of the respective Master Portfolios (75.7% for Intermediate Bond Master Portfolio and 96.0% for High Yield Bond Master Portfolio at March 31, 2000). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act offered by the Nations Offshore Funds and managed by Banc of America Advisors, Inc. ("BAAI"), whose financial statements are not presented here, also invest in the Master Portfolios.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by brokers-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Securities for which market quotations are not readily available are valued under procedures adopted by the Board of Trustees/ Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, U.S. Government Bond, Investment Grade Bond and Strategic Income Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. A Fund recognizes a realized gain or loss when the contract is

NATIONS FUNDS
closed, equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs its custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The fair market value of these securities is unusually volatile in response to changes in interest rates.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for paydowns and each Fund's use of the tax accounting practice known as equalization.

Reclassifications for the period ended March 31, 2000 were as follows:

                                             INCREASE/
                                            (DECREASE)      INCREASE/
                              INCREASE/    UNDISTRIBUTED    (DECREASE)
                              (DECREASE)        NET        ACCUMULATED
                               PAID-IN      INVESTMENT     NET REALIZED
                               CAPITAL        INCOME       GAIN/(LOSS)
                                (000)          (000)          (000)
                              -----------------------------------------
Short-Term Income...........     (95)            2              93
Short-Intermediate
  Government................      (2)           --               2
Government Securities.......      --            (5)              5
U.S. Government Bond........       5            (4)             (1)
Intermediate Bond...........      12             2             (14)
Investment Grade Bond.......     (25)           --              25
Strategic Income............      17             7             (24)
High Yield Bond.............      --*           --*             --*

* Amount represents less than $500.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust, the Company and Reserves are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated

NATIONS FUNDS
daily to investors in the Master Portfolios based upon the value of each Feeder Fund's investment in its corresponding Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and the Company has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee as set forth below, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund. Effective May 14, 1999, the maximum advisory fee payable by the Funds decreased. The following table shows the current maximum annual rate and the maximum rate in effect prior to that date.

                                               RATE IN EFFECT
                                    CURRENT       THROUGH
                                     RATE        13-MAY-99
                                    -------------------------
U.S. Government Bond, Strategic
  Income..........................   0.50%          0.60%
Investment Grade Bond.............   0.40%          0.60%
Short-Term Income, Short
  Intermediate Government.........   0.30%          0.60%

Effective May 14, 1999, BAAI is entitled to receive a maximum advisory fee, calculated daily and payable monthly, based on the average daily net assets of the Government Securities Fund as follows: at the annual rate of 0.50% of its net assets up to $200 million, 0.45% of net assets in excess of $200 million and up to $250 million and 0.40% of net assets in excess of $250 million. Prior to May 14, 1999, the advisory fee was calculated daily and payable monthly, based on the Fund's average daily net assets, as follows: at the annual rate of 0.65% of net assets up to $100 million, 0.55% of net assets in excess of $100 million and up to $250 million and 0.50% of net assets in excess of $250 million.

The Feeder Funds indirectly pay for investment advisory services through their investments in the corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Trust, the Company and Reserves has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.15% of each Fund's average daily net assets.

Prior to February 14, 2000, the Company had, on behalf of the U.S. Government Bond Fund, entered into a sub-advisory agreement with BAAI and Boatmen's Capital Management, Inc. ("Boatmen's), a wholly-owned subsidiary of Bank of America, pursuant to which Boatmen's was entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.15% of the Fund's average daily net assets. On February 14, 2000, BACAP became the sub-adviser to U.S. Government Bond Fund and is entitled to receive the same sub-advisory fee.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust, the Company and Reserves. Under the co-administration agreements, Stephens and BAAI are entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets, and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. Effective May 14, 1999, the combined co-administration fee payable by the Funds (except for Intermediate Bond Fund and High Yield Bond Fund) to Stephens and BAAI increased by 0.10% of the Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust, the Company and Reserves pursuant to agreements with BAAI. For the period ended March 31, 2000, Stephens and BAAI earned $1,927,522 and $3,301,369 net of waivers, respectively, from the Funds for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund. Effective August 1, 1999, BAAI agreed to waive it's advisory fees until July 31, 2000 in the following amounts for the Funds set forth below:

Short-Term Income...............  0.10%
Government Securities...........  0.10%
U.S. Government Bond............  0.10%
Strategic Income................  0.10%

NATIONS FUNDS

Prior to August 1, 1999, BAAI and/or the sub-advisers had voluntarily agreed to waive their advisory or sub-advisory fees.

In addition, effective August 1, 1999, BAAI and/or the sub-advisers and Stephens agreed to reimburse expenses and/or waive their fees until May 2000 to the extent total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates: 0.60% for the Short-Intermediate Government Fund, 0.85% for the Government Securities Fund, 0.81% for the Intermediate Bond Fund and 0.72% for the Strategic Income Fund. Prior to August 1, 1999, BAAI and/or the sub-advisers and Stephens voluntarily agreed to reimburse expenses and/or waive their fees to maintain these total expense limits. BAAI and/or the sub-advisers and Stephens voluntarily agreed to reimburse expenses and/or waive their fees to the extent total expenses (excluding shareholder servicing and distribution fees) exceed 0.93% of the average daily net assets of the High Yield Bond Fund.

BNY serves as the custodian of the Trust's, the Company's, Reserves' and Funds Trust's assets. For the year ended March 31, 2000, expenses of the Funds were reduced by $47,546 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Funds' shares was acquired by PFPC Inc. ("PFPC"). PFPC provides the same services as the transfer agent for the Funds' shares as were previously provided by First Data. Bank of America serves as the sub-transfer agent for the Primary Shares of the Funds. For the period ended March 31, 2000, Bank of America earned approximately $36,835 for providing such services.

Stephens serves as distributor of the Funds' shares. For the period ended March 31, 2000, the Funds were informed that the distributor received $6,542,554 in front end sales charges for sales of Investor A Shares and $350,149 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

The Trust's, the Company's, Reserves' and Funds Trust's eligible Trustees/Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/ Directors' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the period ended March 31, 2000, the Funds earned $9,128,563 in the aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, the Company, Reserves and Funds Trust have each adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. In addition, the Trust has adopted a shareholder administration plan for Primary B Shares of Short-Intermediate Government Fund and Reserves has adopted a shareholder servicing plan for Seafirst Shares of the Intermediate Bond Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The administration plan permits the Short-Intermediate Government Fund to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to

NATIONS FUNDS
these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2000, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                      CURRENT      PLAN
                                       RATE        LIMIT
                                      ------------------
Primary B Shareholder Administration
  Plan:
  Short-Intermediate Government.....   0.50%*      0.60%
Investor A Combined Distribution and
  Shareholder Servicing Plan:
  Short-Intermediate Government.....   0.20        0.25
  Other Income Funds(7).............   0.25**      0.25
Investor B Distribution Plan:
  Short-Term Income.................   0.75***     0.75
  Other Income Funds(7).............   0.75****    0.75
Investor C Distribution Plan........   0.75        0.75
Investor B and Investor C
  Shareholder Servicing Plans.......   0.25        0.25
Seafirst Shareholder Servicing
  Plan..............................   0.14        0.25

---------------

  * Reflects a rate change effective September 1, 1999 from 0.35%.

 ** Reflects a rate change effective September 1, 1999 from 0.20% for Short-Term
    Income and Investment Grade Bond Funds. In addition, a separate shareholder servicing plan has been adopted for Investor A Shares of the Short-Term Income Fund.

 *** Reflects rate changes commencing September 1, 1999 from 0.10%.

**** Reflects a rate change effective September 1, 1999 from 0.55% for Short-Intermediate Government, Intermediate Bond and Investment Grade Bond Funds and 0.60% for all other income funds (excluding High Yield Bond
     Fund).

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the period ended March 31, 2000 were as follows:

                                  PURCHASES     SALES
                                    (000)       (000)
                                  ---------------------
Short-Term Income...............  $175,428     $204,902
Short-Intermediate Government...     7,348        4,425
Government Securities...........    28,107       18,959
U.S. Government Bond............     2,883        2,862
Investment Grade Bond...........   440,166      524,874
Strategic Income................   160,566      237,343

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended March 31, 2000 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
                                -----------------------
Short-Term Income.............  $ 83,544     $   45,116
Short-Intermediate
  Government..................   982,319      1,037,556
Government Securities.........   717,978        680,246
U.S. Government Bond..........   276,598        302,296
Investment Grade Bond.........   687,087        552,500
Strategic Income..............   103,926        199,971

5.  FUTURES CONTRACTS

At March 31, 2000, the following Funds had futures contracts open:

                                                                                                                 UNREALIZED
                                                                         VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                             NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         (000)              (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
US 5 year Treasury note (long position) expiring June
2000(a)....................................................
                                                                 140          $13,680            $13,790           $ 110
INVESTMENT GRADE BOND FUND:
US 10 year Agency (long position) expiring June 2000(a)....
                                                               1,000           92,253             91,938            (315)
US 5 year Treasury note (short position) expiring June
2000(a)....................................................
                                                                 333           32,441             32,801            (360)
US 10 year Treasury note (short position) expiring June
2000(a)....................................................
                                                                 577           55,975             56,014             (39)
STRATEGIC INCOME FUND:
US 5 year Treasury note (short position) expiring June
2000(a)....................................................
                                                                 130           12,685             12,805            (120)
US 2 year Treasury note (long position) expiring June
2000(a)....................................................
                                                                  30            5,931              5,939               8

---------------
(a) Securities have been segregated as collateral for the Short-Intermediate Government, Investment Grade Bond and Strategic Income Funds for open futures contracts.

NATIONS FUNDS

6.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of March 31, 2000, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust, Reserves and Funds Trust and 480,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's, Reserves' and Funds Trust's Declarations of Trust and the Company's Articles of Incorporation authorize the Boards of Trustees/Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

7.  LINES OF CREDIT

The Trust, the Company, Reserves and Funds Trust each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 2000, there were no loans outstanding under this Agreement. For the period ended March 31, 2000, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
               FUND                    (000)         RATE
-----------------------------------------------------------
Government Securities.............      $8           5.38%
U.S. Government Bond..............       1           5.23
Strategic Income..................       1           5.49

The average amount outstanding was calculated based on daily balances in the period.

The Trust, the Company and Reserves also participate with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Fund has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Fund is required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended March 31, 2000 there were no borrowings by the Funds under the committed line of credit.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2000, the following Funds had securities on loan:

                               MARKET VALUE OF     MARKET VALUE
                              LOANED SECURITIES    OF COLLATERAL
FUND                                (000)              (000)
----------------------------------------------------------------
Short-Intermediate
  Government................       $ 8,598            $ 8,762
Government Securities.......        23,978             24,428
Investment Grade Bond.......        50,944             52,163
U.S. Government Bond........        26,699             27,160
Strategic Income............        12,853             13,379

NATIONS FUNDS

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 2000, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                                               2002     2003     2005     2007     2008
                    FUND                      (000)    (000)    (000)    (000)     (000)
-----------------------------------------------------------------------------------------
Short-Term Income...........................  $4,900   $  651   $  122       --   $ 2,435
Short-Intermediate Government...............     974       --    6,939       --    13,389
Government Securities.......................   7,139    5,914    2,303   $   86     9,296
U.S. Government Bond........................      --       --       --       --     2,809
Intermediate Bond...........................      --       --       --    1,126       504
Investment Grade Bond.......................      --       --       --       --    10,756
Strategic Income............................     849       --       --       --    11,355

The capital loss carryforward for the Government Securities Fund is subject to certain limitations.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2000, the following Funds elected to defer losses occurring between November 1, 1999 and March 31, 2000 under these rules:

                                                                  CAPITAL
                                                              LOSSES DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
Short-Term Income...........................................       $2,019
Short-Intermediate Income...................................        4,554
Government Securities.......................................        3,792
U.S. Government Bond........................................        2,471
Intermediate Bond...........................................           --
Investment Grade Bond.......................................       12,929
Strategic Income............................................        6,113

10.  REORGANIZATIONS

ACQUISITION OF THE EMERALD FUNDS

On May 15, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Emerald Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                   TOTAL NET ASSETS
                                            TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                            OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
ACQUIRING FUND         ACQUIRED FUND             (000)               (000)               (000)                  (000)
------------------------------------------------------------------------------------------------------------------------------
Short-Term        Emerald Short-Term
Income            Fixed Income Fund             $101,178          $  355,256          $  456,434                $525
Government        Emerald U.S. Government
Securities        Securities Fund                 63,983             122,410             186,393                 856
Strategic Fixed   Emerald Managed
Income            Bond Fund                       77,246           1,848,855           1,926,101                   9

CONVERSION OF COMMON TRUST FUNDS

On April 17, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, N.A., also listed below (each an "Acquired Fund"), in a tax-free exchange for

NATIONS FUNDS
shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                TOTAL NET ASSETS         ACQUIRED FUND
                                         TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   UNREALIZED APPRECIATION
                                         OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION        (DEPRECIATION)
ACQUIRING FUND       ACQUIRED FUND            (000)               (000)               (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------
Government        NationsBank
Securities        Common Trust
                  Government Bond Fund       $ 5,957           $  117,450          $  123,407                $ 70
Strategic Fixed   NationsBank
Income            Common Trust
                  Bond Fund                   69,407            1,705,412           1,774,819                 398
Strategic Fixed   NationsBank
Income            Common Trust
                  Intermediate
                  Bond Fund                   71,850            1,774,819           1,846,669                  (2)
Short-            NationsBank
Intermediate      Common Trust
Government        Two-Year
                  Government Bond Fund         5,670              722,445             728,115                  11

ACQUISITION OF PACIFIC HORIZON FUNDS

On May 14, 1999, certain Funds, as listed below, (each an "Acquiring Fund"), acquired the assets and liabilities of Pacific Horizon Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                TOTAL NET ASSETS         ACQUIRED FUND
                                         TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   UNREALIZED APPRECIATION
                                         OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION       (DEPRECIATION)
ACQUIRING FUND       ACQUIRED FUND            (000)               (000)               (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------
Short-            Pacific Horizon
Intermediate      Short-Term
Government        Government Fund            $19,247            $625,358            $644,605                 $   1
Government        Pacific Horizon
Securities        U.S. Government             60,009             168,447             228,456                  (273)
Diversified       Pacific Horizon
Income            Flexible Income Fund        36,136             228,362             264,498                  (213)

On May 21, 1999, Intermediate Bond Fund (the "Acquiring Fund"), a newly established portfolio, acquired the assets and liabilities of the Pacific Horizon Intermediate Bond Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of the Acquiring Fund in an amount equal to the outstanding shares of the Acquired Fund. The financial statements of the Acquiring Fund reflect the historical financial results of the Acquired Fund prior to the reorganization.

  PACIFIC HORIZON FUND SHARE CLASS   CORRESPONDING RESERVES SHARE CLASS
  ---------------------------------------------------------------------
  Intermediate Bond                  Nations Intermediate Bond
    A Shares                           Investor A Shares
    K Shares                           Investor C Shares
    SRF Shares                         Seafirst Shares

11.  SUBSEQUENT EVENT

Effective June 23, 2000, Intermediate Bond Fund will no longer offer Seafirst Shares.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations U.S. Government Bond Fund, Nations Intermediate Bond Fund, Nations Investment Grade Bond Fund (formerly, Strategic Fixed Income Fund), Nations Strategic Income Fund (formerly, Nations Diversified Income Fund) and Nations High Yield Bond Fund, (portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, or Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2000, the amount of long-term capital gains designated by the Trust and/or the Company were as follows:

FUND                                                             TOTAL
----                                                          -----------
Strategic Income............................................  $    30,677
Investment Grade Bond.......................................   10,260,464

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report
                                                               MARCH 31, 2000

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 7.5%
            ASSET-BACKED -- AUTO LOANS -- 5.0%
 $ 2,000    AESOP Funding II LLC, Series 1997-1A, Class A1,
              6.220% 10/20/01@.......................................   $  1,998
   2,000    Daimler-Benz Vehicle Trust, Series 1998-A, Class A4,
              5.220% 12/22/03........................................      1,942
   2,050    World Omni Automobile Lease Securitization Trust, Series
              1997-A, Class A4,
              6.900% 06/25/03........................................      2,051
                                                                        --------
                                                                           5,991
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 2.0%
   1,000    Circuit City Credit Card Master Trust, Series 1995-1,
              Class A,
              6.375% 08/15/05........................................        999
   1,340    First Chicago Master Trust II, Series 1995-0, Class A,
              6.234%** 02/15/04......................................      1,340
                                                                        --------
                                                                           2,339
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.5%
     608    Contimortgage Home Equity Loan Trust, Series 1997-3,
              Class A5,
              7.010% 08/15/13........................................        606
       4    The Money Store Home Equity Trust, Series 1996-B, Class
              A6,
              7.380% 03/15/17........................................          4
                                                                        --------
                                                                             610
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $9,031)..........................................      8,940
                                                                        --------
            CORPORATE BONDS AND NOTES -- 42.6%
            AEROSPACE AND DEFENSE -- 1.0%
   1,200    Raytheon Company,
              7.900% 03/01/03........................................      1,196
                                                                        --------
            AUTOMOBILE PARTS MANUFACTURERS -- 1.3%
   1,600    Delphi Automotive Systems Corporation,
              6.125% 05/01/04........................................      1,508
                                                                        --------
            BANKING AND FINANCE -- 10.8%
   1,280    Capital One Bank,
              6.650% 03/15/04........................................      1,228
   1,600    Chase Manhattan Corporation,
              5.750% 04/15/04........................................      1,508
   1,500    Crown Cork & Seal Financial plc,
              6.750% 12/15/03........................................      1,422
   1,325    Finova Capital Corporation,
              7.250% 11/08/04........................................      1,262
   1,500    Hanson Overseas B.V.,
              7.375% 01/15/03........................................      1,499
   1,500    Heller Financial, Inc.,
              6.000% 03/19/04........................................      1,419
   1,600    Lehman Brothers Holdings Inc.,
              6.625% 04/01/04........................................      1,540

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BANKING AND FINANCE -- (CONTINUED)
 $ 1,600    Newcourt Credit Group Inc.,
              6.875% 02/16/05........................................   $  1,554
   1,500    Salomon Smith Barney Holdings, Inc.,
              6.250% 05/15/03........................................      1,453
                                                                        --------
                                                                          12,885
                                                                        --------
            BEVERAGES -- 1.1%
   1,350    J. Seagram & Sons, Inc.,
              6.625% 12/15/05........................................      1,282
                                                                        --------
            CHEMICALS -- SPECIALTY -- 1.3%
   1,600    Praxair, Inc.,
              6.750% 03/01/03........................................      1,557
                                                                        --------
            ELECTRIC POWER -- 1.1%
   1,400    Consumers Energy Company,
              6.200% 05/01/03........................................      1,334
                                                                        --------
            FINANCIAL SERVICES -- 7.3%
   1,500    Bear Stearns Companies Inc.,
              7.625% 02/01/05........................................      1,497
   1,500    DaimlerChrysler NA Holdings,
              6.900% 09/01/04........................................      1,473
   1,500    Ford Motor Credit Company,
              7.500% 03/15/05........................................      1,501
   2,000    General Motors Acceptance Corporation,
              6.150% 04/05/07........................................      1,844
   1,300    Sears Roebuck Acceptance Corporation,
              6.000% 03/20/03........................................      1,254
   1,200    Washington Mutual, Inc.,
              7.500% 08/15/06........................................      1,181
                                                                        --------
                                                                           8,750
                                                                        --------
            GAS -- 2.1%
   1,200    KN Energy, Inc.,
              6.450% 03/01/03........................................      1,166
   1,500    Williams Companies, Inc.,
              6.500% 08/01/06........................................      1,403
                                                                        --------
                                                                           2,569
                                                                        --------
            INDUSTRIAL -- 2.3%
   1,300    Case Credit Corporation,
              6.125% 02/15/03........................................      1,233
   1,600    Tyco International Group SA,
              6.375% 06/15/05........................................      1,501
                                                                        --------
                                                                           2,734
                                                                        --------
            INSURANCE -- 0.8%
   1,000    Hartford Life, Inc.,
              6.900% 06/15/04........................................        972
                                                                        --------
            MACHINERY AND EQUIPMENT -- 1.3%
   1,600    Thermo Electron Corporation,
              7.625% 10/30/08........................................      1,511
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            MEDIA -- 4.3%
 $ 1,300    A.H. Belo Corporation,
              6.875% 06/01/02........................................   $  1,269
   1,550    British Sky Broadcasting Group plc,
              6.875% 02/23/09........................................      1,388
   1,300    Cox Radio, Inc.,
              6.250% 05/15/03........................................      1,252
   1,345    USA Networks, Inc.,
              6.750%, 11/15/05.......................................      1,289
                                                                        --------
                                                                           5,198
                                                                        --------
            OIL -- DOMESTIC -- 1.2%
   1,500    Occidental Petroleum Corporation,
              7.650% 02/15/06........................................      1,475
                                                                        --------
            PROFESSIONAL SERVICES -- 0.6%
   1,300    Service Corporation International,
              6.300% 03/15/03........................................        689
                                                                        --------
            RETAIL -- FOOD -- 1.4%
   1,750    Nabisco Inc.,
              6.125% 02/01/33........................................      1,668
                                                                        --------
            TELECOMMUNICATIONS -- 3.6%
   1,575    Cable & Wireless Communications plc,
              6.375% 03/06/03........................................      1,553
   1,600    Sprint Capital Corporation,
              5.875% 05/01/04........................................      1,514
   1,250    Vodafone AirTouch plc,
              7.625% 02/15/05@.......................................      1,261
                                                                        --------
                                                                           4,328
                                                                        --------
            UTILITIES -- TELEPHONE -- 1.1%
   1,400    MCI Worldcom, Inc.,
              6.400% 08/15/05........................................      1,344
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $53,311).........................................     51,000
                                                                        --------
            FOREIGN BONDS AND NOTES -- 2.4%
   1,385    Banco Latinoamericano,
              7.200% 05/28/02@.......................................      1,355
   1,570    Pemex Finance Ltd.,
              5.720% 11/15/03........................................      1,525
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $2,956)..........................................      2,880
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 40.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 21.4%
   1,850    Commercial Mortgage Acceptance Corporation, Series
              1998-C1, Class A2,
              6.490% 07/15/31........................................      1,733
   1,590    Criimi Mae CMBS Corporation, Series 1998-1, Class A1,
              5.697% 10/20/01@.......................................      1,503
   2,250    CS First Boston Mortgage Securities Corporation, Series
              1998-C1, Class A1B,
              6.480% 05/17/08##......................................      2,096

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
 $   500    CS First Boston Mortgage Securities Corporation, Series
              1998-C2, Class A2,
              6.300% 11/15/08........................................   $    462
   1,500    DLJ Commercial Mortgage Corporation, Series 1998-CF2,
              Class A1B,
              6.240% 11/12/31##......................................      1,375
   1,300    DLJ Commercial Mortgage Corporation, Series 1998-CG1,
              Class A1B,
              6.410% 05/10/08##......................................      1,213
   1,900    General Growth Properties, Series 1997-1, Class A2,
              6.602% 11/15/07##......................................      1,790
   2,300    GMAC Commercial Mortgage Securities Inc., Series 1997-C2,
              Class A3,
              6.566% 11/15/07##......................................      2,153
   8,653    JP Morgan Commercial Mortgage Finance Corporation, Series
              1997-C4, Class X
              Interest only,
              1.255%** 12/26/28......................................        472
   2,100    Lehman Brothers Commercial Conduit Mortgage Trust, Series
              1998-C1, Class A3,
              6.480% 01/18/08##......................................      1,957
   1,000    Morgan Stanley Capital I, Series 1998-HF2, Class A2,
              6.480% 11/15/30........................................        936
   2,950    Mortgage Capital Funding, Inc., Series 1998-MC1, Class
              A2,
              6.663% 01/18/08##......................................      2,795
   1,300    Mortgage Capital Funding, Inc., Series 1998-MC2, Class
              A2,
              6.423% 05/18/08........................................      1,205
   2,180    Nomura Asset Securities Corporation, Series 1998-D6,
              Class A1B,
              6.590% 03/17/28##......................................      2,042
   2,200    Prudential Securities Secured Financing Corporation,
              Series 1998-C1, Class A1B,
              6.506% 07/15/08##......................................      2,057
  55,513    Vendee Mortgage Trust, Series 1998-1, Class 2, IO,
              .439%** 09/15/27.......................................      1,073
  54,102    Vendee Mortgage Trust, Series 1998-3, Class 1, IO,
              .304%** 03/15/29.......................................        744
                                                                        --------
                                                                          25,606
                                                                        --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 6.4%
   7,850    5.500% 05/15/02..........................................      7,627
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 12.1%
   3,188    6.500% 04/01/29..........................................      2,990
  11,264    7.000% 09/01/29-10/01/29.................................     10,831
     621    7.305%** 08/01/36........................................        642
                                                                        --------
                                                                          14,463
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Intermediate Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
--------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
              (GNMA) CERTIFICATES -- 0.3%
 $   311    10.000% 07/15/16-08/15/17..............   $    335
                                                      --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $50,288).......................     48,031
                                                      --------
            U.S. TREASURY OBLIGATIONS -- 4.9%
            U.S. TREASURY NOTES -- 4.2%
   2,400    5.000% 04/30/01........................      2,365
   1,700    5.625% 05/15/01........................      1,685
   1,000    6.625% 04/30/02........................      1,002
                                                      --------
                                                         5,052
                                                      --------
            U.S. TREASURY STRIPS -- 0.7%
     900    Interest only 02/15/02.................        801
                                                      --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $5,861)........................      5,853
                                                      --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 6.1%
              (Cost $7,249)
   7,249    Nations Cash Reserves#.................      7,249
                                                      --------
            TOTAL INVESTMENTS
              (Cost $128,696*)..............  103.7%   123,953
                                                      --------
            OTHER ASSETS AND
              LIABILITIES (NET).............   (3.7)%
            Interest receivable....................      1,421
            Variation margin/due to broker.........         (5)
            Investment advisory fee payable........        (41)
            Administration fee payable.............         (7)
            Payable for investment securities           (5,679)
              purchased............................
            Accrued Trustees'/Directors' fees and
              expenses.............................         (2)
            Accrued expenses and other                    (139)
              liabilities..........................
                                                      --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)....................     (4,452)
                                                      --------
            NET ASSETS......................  100.0%  $119,501
                                                      ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $4,783 on investment securities was comprised of gross appreciation of $228 and gross depreciation of $5,011 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $128,736.

 ** Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2000.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

 ## All or a portion of security segregated as collateral for futures contracts.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS                                     MARCH 31, 2000

                                                        VALUE
 SHARES                                                 (000)
--------------------------------------------------------------
            COMMON STOCKS -- 0.7%
            EDUCATION -- 0.2%
  2,815     Abitibi-Consolidated Inc. ..............   $    27
                                                       -------
            HEALTHCARE -- 0.1%
  1,255     Apria Healthcare Group Inc. ............        18
                                                       -------
            RECREATION -- 0.4%
  2,875     Harrah's Entertainment Inc.++...........        53
                                                       -------
            TOTAL COMMON STOCKS
              (Cost $95)............................        98
                                                       -------
PRINCIPAL
AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 3.4%
            METALS AND MINING -- 1.5%
 $  125     Agnico-Eagle Mines Ltd.,
              3.500% 01/27/04.......................        81
    195     Battle Mountain Gold Company,
              6.000% 01/04/05.......................       115
                                                       -------
                                                           196
                                                       -------
            REAL ESTATE INVESTMENT TRUSTS
              (REITs) -- 0.9%
    160     Security Capital U.S. Realty,
              2.000% 05/22/03@......................       120
                                                       -------
            TELECOMMUNICATIONS -- 1.0%
    210     Premiere Technology, PTEK,
              5.750% 07/01/04.......................       137
                                                       -------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $469)...........................       453
                                                       -------
SHARES
---------
            CONVERTIBLE PREFERRED STOCK -- 0.2%
            CHEMICALS -- DIVERSIFIED -- 0.2%
            (Cost $33)
    550     Hercules Trust II Inc. .................        32
                                                       -------
PRINCIPAL
AMOUNT
 (000)
---------
            CORPORATE BONDS AND NOTES -- 68.8%
            BANKING AND FINANCE -- 0.6%
 $   85     Tembec Finance Corporation,
              9.875% 09/30/05.......................        85
                                                       -------
            BROKERAGE SERVICES -- 0.1%
     20     LaBranche & Company Inc.,
              12.000% 03/01/07@.....................        20
                                                       -------

PRINCIPAL
 AMOUNT                                                 VALUE
  (000)                                                 (000)
--------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 2.2%
 $  115     Agricultural Minerals & Chemicals,
              10.750% 09/30/03......................   $    86
    120     General Chemical Industrial Products,
              10.625% 05/01/09......................       104
    105     Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10@.....................       105
                                                       -------
                                                           295
                                                       -------
            COMPUTER RELATED -- 1.0%
    140     Exodus Communications Inc.,
              11.250% 07/01/08......................       139
                                                       -------
            CONSTRUCTION -- 1.7%
     90     Amatek Industries PTY, Ltd.,
              12.000% 02/15/08......................        84
     85     Iron Age Corporation,
              9.875% 05/01/08.......................        62
     90     Lennar Corporation,
              7.625% 03/01/09.......................        78
                                                       -------
                                                           224
                                                       -------
            ELECTRIC POWER -- 2.7%
    170     Aes Eastern Energy LP,
              9.000% 01/02/17@......................       166
     95     PSEG Energy Holdings Inc.,
              10.000% 10/01/09@.....................        98
    120     Western Resources, Inc.,
              6.875% 08/01/04.......................       100
                                                       -------
                                                           364
                                                       -------
            ENERGY -- 1.2%
    165     CMS Energy Corporation,
              10.875% 12/15/04@.....................       158
                                                       -------
            ENTERTAINMENT -- 5.9%
    210     Bally Total Fitness Holding Corporation,
              Series D,
              9.875% 10/15/07.......................       192
     53     Hollywood Entertainment Corporation,
              10.625% 08/15/04......................        47
            Loews Cineplex Entertainment
    170       Corporation,
              8.875% 08/01/08.......................
                                                           107
     60     Mandalay Resort Group,
              7.625% 07/15/13.......................        47
    110     Penn National Gaming, Inc.,
              10.625% 12/15/04......................       111
    185     Trump Atlantic City Associates,
              11.250% 05/01/06......................       123
    100     Vail Resorts, Inc.,
              8.750% 05/15/09.......................        91
     90     Venetian Casino Resort LLC,
              12.250% 11/15/04......................        85
                                                       -------
                                                           803
                                                       -------
            FINANCIAL SERVICES -- 0.8%
    125     Esi Tractebel Acquisition Corporation,
              7.990% 12/30/11.......................       107
                                                       -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                 VALUE
  (000)                                                 (000)
--------------------------------------------------------------
            HEALTHCARE -- 5.3%
 $  205     Apria Healthcare Group Inc.,
              9.500% 11/01/02.......................   $   197
    220     Columbi/HCA Healthcare Corporation,
              7.500% 11/15/95.......................       167
    145     Fountain View Inc., Series B,
              11.250% 04/15/08......................       102
    447     Multicare Companies Inc.,
              .000% 08/01/07........................        22
    285     Per-Se Technologies, Inc.,
              9.500% 02/15/05.......................       221
                                                       -------
                                                           709
                                                       -------
            INDUSTRIAL -- 0.8%
    120     Great Central Mines Ltd.,
              8.875% 04/01/08.......................       107
                                                       -------
            INSURANCE -- 0.9%
    165     Willis Corroon Corporation plc,
              9.000% 02/01/09.......................       122
                                                       -------
            MACHINERY AND EQUIPMENT -- 0.4%
     65     Thermadyne Manufacturing LLC,
              9.875% 06/01/08.......................        52
                                                       -------
            MANUFACTURING -- 5.0%
     95     American Tissue, Inc.,
              12.500% 07/15/06......................        94
    110     Commonwealth Industries, Inc.,
              10.750% 10/01/06......................       109
    140     Desa International Inc.,
              9.875% 12/15/07.......................       101
     80     Harnischfeger Industries, Inc.,
              7.250% 12/15/25(a)(b).................        34
    100     Insilco Holding Company,
              12.000% 08/15/07......................        95
    140     Integrated Circuit Systems, Inc.,
              11.500% 05/15/09......................       158
    105     Knowles Electronics Inc.
              13.125% 10/15/09@.....................        90
                                                       -------
                                                           681
                                                       -------
            MEDIA -- 11.3%
    230     Adelphia Communications Corporation,
              9.875% 03/01/07.......................       224
    100     Cablevision SA,
              13.750% 04/30/07@.....................        99
    240     Charter Communications Holdings LLC,
              8.625% 04/01/09.......................       212
    375     Charter Communications Holdings LLC,
              11.680%*** 04/01/11...................       208
    395     Diamond Cable Communication Company,
              13.250% 09/30/04......................       420
    130     Sirius Satellite Radio Inc.,
              14.500% 05/15/09......................       120
    260     UIH Australia/Pacific Inc.,
              11.260%*** 05/15/06...................       239
                                                       -------
                                                         1,522
                                                       -------

PRINCIPAL
 AMOUNT                                                 VALUE
  (000)                                                 (000)
--------------------------------------------------------------
            MEDICAL SERVICES -- 0.2%
 $   40     Bergen Brunswig Corporation,
              7.375% 01/15/03.......................   $    33
                                                       -------
            PROFESSIONAL SERVICES -- 3.9%
    120     Building One Services Corporation,
              10.500% 05/01/09......................       110
    130     CB Richard Ellis Services Inc.,
              8.875% 06/01/06.......................       113
     65     Marsulex Inc.,
              9.625% 07/01/08.......................        59
    115     Standard Commercial Corporation,
              8.875% 08/01/05.......................        85
    210     Young America Corporation,
              11.625% 02/15/06......................       159
                                                       -------
                                                           526
                                                       -------
            PUBLISHING -- 2.5%
    130     Garden State Newspapers, Inc.,
              8.750% 10/01/09.......................       115
     35     Garden State Newspapers, Inc.,
              8.625% 07/01/11.......................        31
    115     Official Information Company,
              10.375% 11/01/07......................       108
     90     Phoenix Color Corporation,
              10.375% 02/01/09......................        81
                                                       -------
                                                           335
                                                       -------
            REAL ESTATE INVESTMENT TRUSTS
              (REITs) -- 1.7%
    100     BF Saul,
              9.750% 04/01/08.......................        87
    170     Crescent Real Estate Equities L.P.,
              7.500% 09/15/07.......................       143
                                                       -------
                                                           230
                                                       -------
            RESTAURANTS AND LODGING -- 1.7%
    210     Advantica Restaurant Group, Inc.,
              11.250% 01/15/08......................       141
    115     ITT Corporation,
              7.375% 11/15/15.......................        96
                                                       -------
                                                           237
                                                       -------
            RETAIL -- FOOD -- 0.7%
    100     Dominos Inc.,
              10.375% 01/15/09......................        92
                                                       -------
            RETAIL -- GENERAL -- 1.7%
    145     Jafra Cosmetics International, Inc.,
              11.750% 05/01/08......................       138
    105     Musicland Group Inc.,
              9.000% 06/15/03.......................        92
                                                       -------
                                                           230
                                                       -------
            TELECOMMUNICATIONS -- 15.3%
    170     Call-Net Enterprises, Inc.,
              14.900%*** 08/15/08...................        77
    105     Call-Net Enterprises, Inc.,
              9.375% 05/15/09.......................        79
     85     COLO.com,
              13.875% 03/15/10@.....................        87

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2000

PRINCIPAL
 AMOUNT                                                 VALUE
  (000)                                                 (000)
--------------------------------------------------------------
            TELECOMMUNICATIONS -- (CONTINUED)
 $  375     COLT Telocom Group plc,
              9.830%*** 12/15/06....................   $   329
    105     HighwayMaster Communications, Inc.,
              Series B,
              13.750% 09/15/05......................        65
    290     ICG Services, Inc.,
              14.050%*** 05/01/08...................       154
    110     ICO Global Communications (Holdings)
              Limited,
              15.000% 08/01/05(a)(b)................        65
     45     Level 3 Communications, Inc.,
              10.750% 03/15/08@.....................        42
     45     Loral Space & Communications Ltd.,
              9.500% 01/15/06.......................        29
    220     Microcell Telecommunicationsnc., Class
              B, 10.700%*** 06/01/06................       194
    190     Millicom International Cellular SA,
              13.150%*** 06/01/06...................       160
    130     Nextel International Inc.,
              13.350%*** 04/15/08...................        79
    160     Orion Network Systems, Inc.,
              20.960%*** 01/15/07...................        74
    145     Orius Capital Corporation,
              12.750% 02/01/10@.....................       146
     60     Pagemart Nationwide,
              15.000% 02/01/05......................        63
     95     PSINet, Inc.,
              11.500% 11/01/08......................        95
    170     RCN Corporation, Series B,
              12.810%*** 02/15/08...................        99
    110     United Pan-Europe Communications NV,
              11.250% 02/01/10@.....................       106
    205     United Pan-Europe Communications NV,
              13.380%*** 02/01/10@..................       103
                                                       -------
                                                         2,046
                                                       -------
            TRANSPORTATION -- 0.4%
     60     Valujet Inc.,
              10.250% 04/15/01......................        53
                                                       -------
            UTILITIES -- TELEPHONE -- 0.8%
    120     Hermes Europe Railtel BV,
              11.500% 08/15/07......................       113
                                                       -------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $9,435).........................     9,283
                                                       -------
            FOREIGN BONDS AND NOTES -- 3.3%
    130     Octel Developments plc,
              10.000% 05/01/06......................       126
    160     Rogers Communications, Inc.,
              8.875% 07/15/07.......................       155
    180     Versatel Telecom International NV,
              11.250% 03/30/10@.....................       168
                                                       -------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $464)...........................       449
                                                       -------
                                                        VALUE
SHARES                                                  (000)
--------------------------------------------------------------
            PREFERRED STOCK -- 2.8%
            MEDIA -- 1.3%
  1,650     Paxson Communications Corporation(c)....   $   170
                                                       -------
            TELECOMMUNICATIONS -- 1.5%
  1,850     Nextel Communications, Inc.(c)..........       197
                                                       -------
            TOTAL PREFERRED STOCK
              (Cost $369)...........................       367
                                                       -------
PRINCIPAL
AMOUNT
 -------
            SHORT TERM INVESTMENTS -- 22.7%
            COMMERCIAL PAPER -- 22.7%
 $  345     American Express Credit Corporation
              5.90% 04/27/00........................       344
    400     General Electric Capital Corporation
              5.95% 04/04/00........................       400
    260     Merrill Lynch and Company
              6.05% 04/12/00........................       260
    550     Prudential Funding Company
              5.91% 04/04/00........................       549
    550     Salomon Smith Barney Holdings Inc.
              5.92% 04/07/00........................       549
    500     UBS Finance (Delaware) Inc.
              6.06% 04/03/00........................       500
    470     Xerox Credit Corporation
              6.07% 04/18/00........................       469
                                                       -------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $3,071).........................     3,071
                                                       -------
SHARES
 (000)
 -------
            INVESTMENT COMPANIES -- 0.0%+
              (Cost $3)
      3     Nations Cash Reserves#..................         3
                                                       -------
            TOTAL INVESTMENTS
              (Cost $13,939*)................  101.9%   13,756
                                                       -------
            OTHER ASSETS AND
              LIABILITIES (NET)..............   (1.9)%
            Cash....................................       150
            Unrealized appreciation on forward
              foreign exchange contracts............         4
            Receivable for investment securities
              sold..................................        96
            Dividends receivable....................         4
            Interest receivable.....................       245
            Investment advisory fee payable.........        (4)
            Administration fee payable..............        (1)
            Payable for investment securities
              purchased.............................      (704)
            Accrued Trustees'/Directors' fees and
              expenses..............................        (4)
            Accrued expenses and other
              liabilities...........................       (42)
                                                       -------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).....................      (256)
                                                       -------
            NET ASSETS.......................  100.0%  $13,500
                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations High Yield Bond Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2000

---------------
 * Federal Income Tax Information: Net unrealized depreciation of $183 on investment securities was comprised of gross appreciation of $66 and gross depreciation of $249 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $13,939.

*** Zero coupon security. The rate shown reflects the yield to maturity.

  @ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 (a) Issue in default.

 (b) Issuer in bankruptcy.

 (c) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS

                                                                                                           HIGH YIELD BOND
                                                                        INTERMEDIATE BOND                 MASTER PORTFOLIO
                                                                        MASTER PORTFOLIO
                                                                                                         ------------------
                                                              -------------------------------------        FOR THE PERIOD
                                                              FOR THE PERIOD        FOR THE PERIOD        FEBRUARY 14, 2000
                                                              MAY 15, 1999 TO      MARCH 1, 1999 TO              TO
                                                              MARCH 31, 2000        MAY 14, 1999(a)       MARCH 31, 2000(b)
                                                             -----------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest.................................................    $           8,026     $           1,950     $               121
Dividends................................................                   --                    --                       1
                                                             -----------------     -----------------     -------------------
EXPENSES:
Investment advisory fee..................................                  479                    97                       8
Administration fee.......................................                   61                    16                       1
Fund accounting fees and expenses........................                   --                    18                      --
Custodian fees...........................................                   11                     4                       4
Legal and audit fees.....................................                   46                    --                      24
Directors' fees and expenses.............................                   14                    --                       4
Other....................................................                   54                     2                       3
                                                             -----------------     -----------------     -------------------
    Total expenses.......................................                  665                   137                      44
Fees reduced by credits allowed by the custodian.........                  (10)                  (14)                     (1)
                                                             -----------------     -----------------     -------------------
    Net expenses.........................................                  655                   123                      43
                                                             -----------------     -----------------     -------------------
NET INVESTMENT INCOME....................................                7,371                 1,827                      79
                                                             -----------------     -----------------     -------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions..................................               (2,483)                 (143)                     38
  Forward foreign exchange contracts, foreign currencies
    and other net assets.................................                   --                    --                      --*
                                                             -----------------     -----------------     -------------------
Net realized gain/(loss) on investments..................               (2,483)                 (143)                     38
                                                             -----------------     -----------------     -------------------
Change in unrealized appreciation/(depreciation) of:
  Securities.............................................               (2,694)                 (433)                   (183)
  Futures................................................                  (32)                   --                      --
  Forward foreign exchange contracts, foreign currencies
    and other net assets.................................                   --                    --                       4
                                                             -----------------     -----------------     -------------------
Net change in unrealized appreciation/(depreciation) of
  investments............................................               (2,726)                 (433)                   (179)
                                                             -----------------     -----------------     -------------------
Net realized and unrealized gain/(loss) on investments...               (5,209)                 (576)                   (141)
                                                             -----------------     -----------------     -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.............................................    $           2,162     $           1,251     $               (62)
                                                             =================     =================     ===================

---------------

 *  Amount represents less than $500.

(a) Represents financial information for the Pacific Horizon Intermediate Bond Master Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

(b) High Yield Bond Master Portfolio commenced operations on February 14, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                        INTERMEDIATE BOND                     HIGH YIELD BOND
                                                                        MASTER PORTFOLIO                      MASTER PORTFOLIO
                                                         -----------------------------------------------      ---------------
                                                        PERIOD ENDED       PERIOD ENDED       YEAR ENDED        PERIOD ENDED
                                                          3/31/00          5/14/1999(a)      2/28/1999(a)        3/31/00(b)
                                                          -----------------------------------------------------------------
(IN THOUSANDS)
Net investment income..............................    $        7,371     $        1,827    $        8,140    $             79
Net realized gain/(loss) on investments............            (2,483)              (143)            1,863                  38
Net change in unrealized
  appreciation/(depreciation) of investments.......            (2,726)              (433)           (3,025)               (179)
                                                       --------------     --------------    --------------    ----------------
Net increase/(decrease) in net assets resulting
  from operations..................................             2,162              1,251             6,978                 (62)
Contributions......................................            33,625              9,177            62,766              15,796
Withdrawals........................................           (72,179)           (11,824)          (38,022)             (2,234)
                                                       --------------     --------------    --------------    ----------------
Net increase/(decrease) in net assets..............           (36,392)            (1,396)           31,722              13,500
NET ASSETS:
Beginning of period................................           155,893            157,289           125,567                  --
                                                       --------------     --------------    --------------    ----------------
End of period......................................    $      119,501     $      155,893    $      157,289    $         13,500
                                                       ==============     ==============    ==============    ================

  SUPPLEMENTARY DATA

                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                                 RATIO OF     RATIO OF NET                      RATIO OF
                                                                OPERATING      INVESTMENT                       OPERATING
                                                                 EXPENSES     INCOME/(LOSS)    PORTFOLIO       EXPENSES TO
                                                                TO AVERAGE     TO AVERAGE      TURNOVER          AVERAGE
                                                                NET ASSETS     NET ASSETS        RATE          NET ASSETS
                                                                ------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Period ended 3/31/2000......................................       0.54%+         6.10%+           90%            0.55%+
Period ended 5/14/1999(a)...................................       0.38+          5.61+            19             0.42+
Year ended 2/28/1999(a).....................................       0.35           5.69            137             0.45
Year ended 2/28/1998(a).....................................       0.35           5.99            127             0.55
Year ended 2/28/1997(a).....................................       0.35           5.86             83             0.65
Year ended 2/29/1996(a).....................................       0.18           6.47            172             0.68
Year ended 2/28/1995(a).....................................       0.25           6.22            240             0.75
HIGH YIELD BOND MASTER PORTFOLIO:
Period ended 3/31/2000(b)...................................       2.82%+         5.16%+           26%            2.86%+

---------------

 + Annualized.

(a) Represents financial information for the Pacific Horizon Intermediate Bond Master Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

(b) High Yield Bond Master Portfolio commenced operations on February 14, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2000, the Master Trust offered seven separate series or Master Portfolios. These financial statements pertain only to the Intermediate Bond Master Portfolio and the High Yield Bond Master Portfolio (the "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2000:

Intermediate Bond Master Portfolio:
  Nations Intermediate Bond Fund..............  75.4%
  Nations Intermediate Bond Fund (Offshore)
    (formerly World Horizon U.S. Bond Fund)...  24.6%
High Yield Bond Master Portfolio:
  Nations High Yield Bond Fund................  94.0%
  Nations High Yield Bond Fund (Offshore).....   6.0%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Securities for which market quotations are not readily available are valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. A Master Portfolio recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and a Master Portfolio's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Forward Foreign Currency Transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in

NATIONS MASTER INVESTMENT TRUST
the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Master Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed delivery purchase commitments.

Expenses: General expenses of the Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodology determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for Federal income tax purposes and therefore is not subject to Federal income tax. Each investor in the Master Portfolios will be taxed on its share of the Master Portfolio's ordinary income and capital gains.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.40% of the Intermediate Bond Portfolio's average daily net assets and 0.55% of the High Yield Bond Portfolio's average daily net assets.

The Master Trust, on behalf of the Intermediate Bond Master Portfolio, has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.15% of the Portfolio's average daily net assets.

The Master Trust, on behalf of the High Yield Bond Master Portfolio, has entered into a sub-advisory agreement with BAAI and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Master Trust. Under the co-administration agreements, Stephens and BAAI are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.05% of each Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BAAI. For the period ended March 31, 2000, BAAI earned $61,188 from the Portfolios for its co-administration services.

BNY serves as the custodian of the Master Trust's assets. For the period ended March 31, 2000, expenses of the Master Portfolios were reduced by $10,734 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

NATIONS MASTER INVESTMENT TRUST

The Master Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

Certain Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the period ended March 31, 2000, the Master Portfolios earned $195,526 in the aggregate from such investments, which is included in interest income.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the period ended March 31, 2000 were as follows:

                                    PURCHASES     SALES
PORTFOLIO                             (000)       (000)
--------------------------------------------------------
Intermediate Bond Master
  Portfolio.......................   $21,512     $22,203
High Yield Bond Master
  Portfolio.......................    11,768         959

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended March 31, 2000 were as follows:

                                   PURCHASES     SALES
PORTFOLIO                            (000)       (000)
--------------------------------------------------------
Intermediate Bond Master
  Portfolio......................   $85,079     $115,315

4.  FUTURES CONTRACTS

At March 31, 2000, the following Master Portfolio had futures contracts open:

                                                                           VALUE OF CONTRACT    MARKET VALUE OF      UNREALIZED
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
US 5 year Treasury note (short position) expiring June
  2000(a)...................................................     45             $4,391              $4,433              $42
US 2 year Treasury note (long position) expiring June
  2000(a)...................................................     35              6,919               6,929               10

---------------

(a) Securities have been segregated as collateral for the Intermediate Bond Master Portfolio for open futures contracts.

5.  LINES OF CREDIT

The Master Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 2000, there were no loans outstanding under this Agreement. For the period ended March 31, 2000, there were no borrowings by the Master Portfolios under the Agreement.

The Master Trust also participates with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Master Portfolio has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Master Portfolio is required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended March 31, 2000 there were no borrowings by the Master Portfolios under the committed line of credit.

NATIONS MASTER INVESTMENT TRUST

6.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2000, the Master Portfolios were not involved in securities lending.

7.  REORGANIZATION OF MASTER INVESTMENT TRUST, SERIES I
On May 21, 1999, Intermediate Bond Master Portfolio, a newly established portfolio, acquired the assets and liabilities of Intermediate Bond Master Portfolio ("Acquired Portfolio"), a series of Master Investment Trust, Series I, pursuant to a plan of reorganization approved by its interest holders. The acquisition was accomplished by a tax-free exchange of shares of Intermediate Bond Master Portfolio in an amount equal to the outstanding interests of the Acquired Portfolio. The financial statements of the Intermediate Bond Master Portfolio reflect the historical financial results of the Acquired Portfolio prior to the reorganization. Additionally, the fiscal year end of the Intermediate Bond Master Portfolio for financial reporting purposes was changed to coincide with that of the Master Trust.

8.  OPEN FORWARD CURRENCY CONTRACTS

At March 31, 2000, High Yield Master Portfolio had the following open forward currency contracts:

                                                          NET UNREALIZED
                    CONTRACT    VALUE     COST    VALUE   APPRECIATION/
    EXPIRATION         TO       LOCAL      US$     US$    (DEPRECIATION)
       DATE         DELIVER    CURRENCY   (000)   (000)       (000)
------------------------------------------------------------------------
Contracts to Buy:
06/08/00             Euro       19,600      19      19          --
Contracts to Sell:
06/08/00             Euro       65,000      64      63          $1
06/08/00             Euro      177,300     174     171           3
                                                                --
                                                                 4
                                                                --
Net unrealized appreciation on forward currency
 contracts.............................................         $4
                                                                ==

NATIONS MASTER INVESTMENT TRUST
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, (portfolios of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

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